UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021 through October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Annual Report
J.P. Morgan International Equity Funds
October 31, 2022
JPMorgan Emerging Markets Equity Fund
JPMorgan Emerging Markets Research Enhanced Equity Fund
JPMorgan Europe Dynamic Fund
JPMorgan International Equity Fund
JPMorgan International Focus Fund
JPMorgan International Hedged Equity Fund
JPMorgan International Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
December 15, 2022 (Unaudited)
Dear Shareholder,
Global financial markets reflected turmoil in the global economy in 2022, stirred by sharply higher inflation, rising interest rates, sporadic pandemic disruptions and the widening impact of the Russia-Ukraine conflict. Prices for both equities and bonds tumbled during the first half of the year and remained under pressure through the end of October.

“While investors seek to adapt to the
current market environment, we
believe a well-diversified portfolio
and a patient outlook remain crucial
components of a successful invest-
ment approach.”
— Brian S. Shlissel

Emerging market equities underperformed both the U.S. and other developed equity markets amid economic weakness in China and slowing global demand during the period. Across Europe, the war in Ukraine set off an energy crisis as a result of reduced imports of natural gas from Russia. U.S. equity markets also fell in 2022, but surprisingly strong corporate earnings and consumer spending helped leading U.S. indexes to rebound from their lowest levels. For the twelve month period ended October 31, 2022, the MSCI Emerging Markets Index returned -31.0%, the MSCI EAFE Index returned -23.0% and the S&P 500 Index returned -14.6%.
Notably, some recent U.S. inflationary data has indicated signs of easing price pressures and U.S. economic output as measured by gross domestic product turned positive in the third quarter of 2022, following two consecutive quarters of negative growth. Though the U.S. economy has lost momentum in 2022, it has not yet fallen into recession. Meanwhile, as the potential for a rapid resolution to the war in Ukraine appears to have faded, the European Union and its largest constituent nations have moved to secure sufficient winter energy supplies while decreasing their dependence on imports of natural gas from Russia. In the U.K., a year-long political crisis was resolved with the accession of Rishi Sunak to prime minister in October 2022, which helped shore up the value of British pound and stabilize U.K. financial markets. China has eased some of the social restrictions under its “Zero Covid” policy and domestic equity indexes recently rose amid investor expectations that China’s economy may fully reopen in the coming months.
As 2022 comes to a close, financial markets are likely to remain volatile due to investor uncertainty regarding the outlook for inflation, interest rates and economic momentum. Increased geo-political tensions between Russia and Ukraine’s Western allies also remains a headwind for global financial markets.
Investors this year have confronted economic and financial market conditions not experienced in many years. While investors seek to adapt to the current market environment, we believe a well-diversified portfolio and a patient outlook remain crucial components of a successful investment approach. Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely yours,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

October 31, 2022	J.P. Morgan International Equity Funds	1

J.P. Morgan International Equity Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)
While developed market equities largely ended 2021 with positive returns, global prices for equities and bonds plummeted in 2022 amid accelerating inflation, rising interest rates, pandemic disruptions in China and the outbreak of conflict in Ukraine. Returns for both equity and bond markets broadly declined during the first half of 2022 and remained in negative territory through the end of October. Notably, global energy prices rose sharply in the first half of 2022 before receding somewhat in the third quarter.
In the EU, the war in Ukraine remained the focus of investors’ attention as energy supplies from Russia were constrained and the potential for a rapid resolution to the conflict receded. Both the EU and its individual constituent nations moved to build up reserves of natural gas and petroleum ahead of the winter months. By the end of October 2022, several European governments had sought to confront soaring inflation with spending plans to help households manage rising food and energy costs. The European Central Bank responded to the highest inflation rates in 40 years by sharply raising its policy interest rates in September 2022 and again in October. During the twelve month period, equity markets in Europe largely outperformed emerging markets equities but underperformed U.S. equity markets.
Political turmoil in the U.K. added to a weakening economic outlook that rattled financial markets and pushed the British pound to a 37-year low against the U.S. dollar. By late October 2022, the accession of Rishi Sunak to prime minister provided some support for both the pound and U.K. financial markets. The Bank of England was among the earliest developed market central banks to move to curb inflationary pressures, with an initial interest rate increase in December 2021, and seven more increases during the period.
Developed markets in the Asia-Pacific region also slumped during the period amid rising inflation, particularly soaring energy prices, and broad weakness in the semiconductors sector. Despite inflationary pressures, the Bank of Japan maintained its ultra-low interest rate policy. Meanwhile, equities in Hong Kong and Singapore largely underperformed other developed markets.
In the U.S., investors largely kept their focus on inflation data as indicators of short-term policy of the U.S. Federal Reserve. In mid-March 2022, the central bank initiated its first interest rate increase since late 2018, and then followed with four more rate raises by the end of September 2022. U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and dropped 0.6% in the second quarter before rebounding to a 2.6% increase in the third quarter. Consumer spending declined but remained somewhat better than investors expected. By the end of June 2022, U.S. equity prices had tumbled more than 20% from the start of the year, which is generally considered a bear market. However, prices rebounded somewhat by the end of October 2022.
Meanwhile, emerging markets equities and bonds slumped throughout the twelve months ended in October 2022. China was among the worst performers as the government’s “zero covid” policy led to strict lockdowns in several large cities, which weighed on the services sector in particular and on economic growth in general. China’s technology sector remained under pressure amid increased scrutiny of large technology companies by government regulators. Across emerging markets rising interest rates weighed on government spending and higher energy prices hurt markets of regions dependent on petroleum imports.
For the twelve months ended October 31, 2022, the S&P 500 Index returned -14.6%, the MSCI EAFE Index returned -23.0% and the MSCI Emerging Markets Index returned -31.0%.

2	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(38.84)%
MSCI Emerging Markets Index (net total return)	(31.03)%
Net Assets as of 10/31/2022 (In Thousands)	$7,154,996
INVESTMENT OBJECTIVE**
The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the MSCI Emerging Markets Index (the “Benchmark”) for the twelve months ended October 31, 2022.
The Fund’s security selection in the information technology and communication services sectors was a leading detractor from performance relative to the Benchmark. The Fund’s overweight position and security selection in the consumer staples sector and its security selection in the energy sector were leading contributors to relative performance.
By country, the Fund’s security selection in China and Taiwan were leading detractors from relative performance, while the Fund’s underweight position in Russia and overweight position in Indonesia were leading contributors to relative performance. The Fund liquidated its holdings in Russia following the imposition of multilateral economic sanctions in response to Russia’s invasion of Ukraine in late February 2022.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Sea Ltd. and its overweight positions in Silergy Corp. and Taiwan Semiconductor Manufacturing Co. Shares of Sea, a Singapore-based internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company. Shares of Silergy, a China-based semiconductor manufacturer, fell later in the period after the U.S. imposed tighter controls on technology exports to China’s semiconductor sector. Shares of Taiwan Semiconductor Manufacturing fell amid investor concerns that the company’s business could be hurt by tighter controls on U.S. technology exports to China.
Leading individual contributors to relative performance included the Fund’s overweight positions in HDFC Bank Ltd. and Walmart Inc. and its underweight position in Alibaba Group Holding Ltd. Shares of HDFC Bank, an Indian financial services company, rose amid consecutive quarters of earnings and revenue growth during the period. Shares of Walmart, a U.S. retail stores operator, rose amid investor expectations that company could better withstand a potential slowdown in consumer spending compare with some of its retail sector peers. Shares of Alibaba, a China-based online retail market platform operator, fell amid tighter regulations on Chinese technology companies and slower growth in China’s economy.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.
As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark during the period were in the information technology and financials sectors and its largest relative underweight allocations were in the materials and communication services sectors.
The Fund’s largest country overweight allocations relative to the Benchmark during the period were in India and Argentina and its largest relative underweight allocations were in Saudi
Arabia and South Korea.

October 31, 2022	J.P. Morgan International Equity Funds	3

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	6.9%
2.	Samsung Electronics Co. Ltd. (South Korea)	6.2
3.	Housing Development Finance Corp. Ltd. (India)	3.4
4.	MercadoLibre, Inc. (Brazil)	3.3
5.	HDFC Bank Ltd. (India)	3.3
6.	Tata Consultancy Services Ltd. (India)	2.7
7.	EPAM Systems, Inc.	2.6
8.	Bank Rakyat Indonesia Persero Tbk. PT (Indonesia)	2.6
9.	Kotak Mahindra Bank Ltd. (India)	2.6
10.	Tencent Holdings Ltd. (China)	2.5

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
India	24.9%
China	21.6
Taiwan	10.7
South Korea	8.6
Brazil	8.0
Hong Kong	5.7
Indonesia	5.1
Mexico	4.4
United States	3.7
South Africa	2.5
Portugal	1.4
Others (each less than 1.0%)	1.7
Short-Term Investments	1.7

4	J.P. Morgan International Equity Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge *		(42.26)%	(3.00)%	1.01%
Without Sales Charge		(39.06)	(1.94)	1.55
CLASS C SHARES	February 28, 2006
With CDSC **		(40.36)	(2.44)	1.15
Without CDSC		(39.36)	(2.44)	1.15
Class I SHARES	September 10, 2001	(38.91)	(1.70)	1.80
Class L SHARES	November 15, 1993	(38.84)	(1.60)	1.93
Class R2 SHARES	July 31, 2017	(39.24)	(2.24)	1.36
Class R3 SHARES	July 31, 2017	(39.08)	(1.99)	1.53
Class R4 SHARES	July 31, 2017	(38.93)	(1.75)	1.78
Class R5 SHARES	September 9, 2016	(38.86)	(1.61)	1.93
Class R6 SHARES	December 23, 2013	(38.78)	(1.50)	2.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.
Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.
Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net total return) from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

October 31, 2022	J.P. Morgan International Equity Funds	5

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan Emerging Markets Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares) *	(32.48)%
MSCI Emerging Markets Index (net total return)	(31.03)%
Net Assets as of 10/31/2022 (In Thousands)	$2,650,568
INVESTMENT OBJECTIVE**
The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class R6 Shares underperformed the MSCI Emerging Markets Index  (the “Benchmark”) for the twelve months ended October 31, 2022.
By sector, the Fund’s security selection in the financials and health care sectors was a leading detractor form performance relative to the Benchmark. The Fund’s security selection in the communication services sector and its overweight position in the energy sector were leading contributors to relative performance.
By country, the Fund’s security selections in China and Taiwan were leading detractors from relative performance, while the Fund’s overweight positions in Brazil and Mexico were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Saudi Arabian Mining Co. and Banco Bradesco S/A, and its overweight position in Sberbank. Shares of Saudi Arabian Mining, a metals and minerals producer not held in the Fund, rose amid general increase in global prices for commodities. Shares of Banco Bradesco, a Brazilian financial services company not held in the Fund, rose as investors sought value following a sell-off in the company’s shares in mid-July 2022. Shares of Sberbank, a Russian bank and financial services provider no longer held in the Fund, fell after the imposition of multilateral economic sanctions in response to Russia’s invasion of Ukraine in late February 2022.
Leading individual contributors to relative performance included the Fund’s underweight position in Yandex NV and its overweight positions in Petroleo Brasileiro SA (Petrobras) and
Alinma Bank. Shares of Yandex, a Dutch e-commerce and taxi service provider not held in the Fund, fell amid investor concerns about its large exposure to Russia and the potential impact of multilateral sanctions on its business. Shares of Petrobras, Brazil’s state-controlled oil and gas producer, rose amid higher global energy prices. Shares of Alinma, a Saudi Arabian bank, rose amid investor expectations that rising global energy prices would benefit the broader Saudi Arabian economy.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a combination of a disciplined portfolio construction process with in-depth fundamental research into individual securities conducted by a global network of research analysts to identify what they believed to be their relative value.
As a result of this process, by sector, the Fund’s largest overweight allocations relative to the Benchmark during the period were in the consumer staples and energy sectors and its largest underweight allocations were in the health care and materials sectors.
By country, the Fund’s largest overweight allocations relative to the Benchmark during the period were in Mexico and Hong Kong and its largest relative underweight allocations were in Saudi Arabia and Kuwait.

October 31, 2022	J.P. Morgan International Equity Funds	7

JPMorgan Emerging Markets Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	4.9%
2.	Samsung Electronics Co. Ltd. (South Korea)	4.4
3.	Tencent Holdings Ltd. (China)	3.1
4.	Alibaba Group Holding Ltd. (China)	2.3
5.	Reliance Industries Ltd. (India)	1.9
6.	Meituan (China)	1.4
7.	Infosys Ltd., ADR (India)	1.4
8.	ICICI Bank Ltd. (India)	1.3
9.	Housing Development Finance Corp. Ltd. (India)	1.2
10.	Petroleo Brasileiro SA (Preference) (Brazil)	1.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
China	26.9%
India	15.5
South Korea	12.6
Taiwan	12.4
Brazil	7.5
Saudi Arabia	4.0
South Africa	4.0
Mexico	3.7
Thailand	2.6
Indonesia	2.3
Malaysia	1.3
Qatar	1.0
United Arab Emirates	1.0
Others (each less than 1.0%)	3.1
Short-Term Investments	2.1

8	J.P. Morgan International Equity Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
Class I SHARES	January 30, 2019	(32.53)%	(1.05)%
Class R6 SHARES	December 11, 2018	(32.48)	(0.95)
LIFE OF FUND PERFORMANCE (12/11/18 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on December 11, 2018.
Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net total return) from December 11, 2018 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class R6 Shares have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date.
Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

October 31, 2022	J.P. Morgan International Equity Funds	9

JPMorgan Europe Dynamic Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(21.67)%
MSCI Europe Index (net total return)	(22.88)%
Net Assets as of 10/31/2022 (In Thousands)	$539,581
INVESTMENT OBJECTIVE**
The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the MSCI Europe Index (net total return) (the “Benchmark”) for the twelve months ended October 31, 2022.
Relative to the Benchmark, the Fund’s overweight position in the energy sector and its security selection in the financials sector were leading contributors to performance, while the Fund’s overweight position in the consumer discretionary sector and its security selection in the industrials sector were leading detractors from relative performance.
.Leading individual contributors to relative performance included the Fund’s overweight positions in TotalEnergies SE, UniCredit SpA and Bank of Ireland Group PLC. Shares of TotalEnergies, a French integrated petroleum and natural gas company, rose amid higher global energy prices during the period. Shares of UniCredit, an Italian banking and financial services company, rose after the company forecast improving financial results for the second half of 2022. Shares of Bank of Ireland, a financial services provider, rose amid continued growth in earnings during the period.
Leading individual detractors from relative performance included the Fund’s underweight positions in Shell PLC, U.K. and Cie. Financiere Richemont SA, and its overweight position in Sanofi SA. Shares of Shell, a U.K. integrated petroleum and natural gas company not held in the Fund, rose amid higher global energy prices. Shares of Financiere Richemont, a Swiss luxury goods maker, rose amid investor expectations that the company could be an acquisition target. Shares of Sanofi SA, a French pharmaceutical company, fell amid investor concerns about potential U.S. legislation to lower prices on a range of consumer drugs.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered)	5.0%
2.	TotalEnergies SE (France)	4.1
3.	BP plc (United Kingdom)	3.7
4.	Novo Nordisk A/S, Class B (Denmark)	3.6
5.	Roche Holding AG	3.4
6.	Novartis AG (Registered) (Switzerland)	3.2
7.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.9
8.	Koninklijke Ahold Delhaize NV (Netherlands)	2.7
9.	Glencore plc (Australia)	2.3
10.	Zurich Insurance Group AG (Switzerland)	2.3

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
France	18.8%
Germany	18.0
United Kingdom	17.2
United States	10.9
Denmark	7.8
Switzerland	5.5
Netherlands	5.4
Finland	3.2
Ireland	3.1
Sweden	2.5
Australia	2.3
Italy	1.7
Spain	1.0
Others (each less than 1.0%)	1.4
Short-Term Investments	1.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

10	J.P. Morgan International Equity Funds	October 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan International Equity Funds	11

JPMorgan Europe Dynamic Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge *		(25.78)%	(1.72)%	4.13%
Without Sales Charge		(21.67)	(0.66)	4.69
CLASS C SHARES	November 1, 1998
With CDSC **		(23.09)	(1.16)	4.28
Without CDSC		(22.09)	(1.16)	4.28
Class I SHARES	September 10, 2001	(21.48)	(0.41)	4.98
Class L SHARES	September 10, 2001	(21.39)	(0.29)	5.14
Class R6 SHARES	October 1, 2018	(21.31)	(0.20)	5.18

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net total return) from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Europe Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in the developed markets countries in Europe. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan International Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(26.95)%
MSCI EAFE Index (net total return)	(23.00)%
Net Assets as of 10/31/2022 (In Thousands)	$3,811,190
INVESTMENT OBJECTIVE**
The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of total return) (the “Benchmark”) for the twelve months ended October 31, 2022.
The Fund’s security selections in the consumer discretionary and communication services sectors were leading detractors from relative performance, while the Fund’s security selection in the materials sector and its underweight position in the real estate sector, where the Fund had no holdings, were leading contributors to relative performance.
By region, the Fund’s security selections in Japan and the U.K. were leading detractors from relative performance, while the Fund’s security selection in Europe, excluding the U.K., was the leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Sea Ltd., Adidas AG and Delivery Hero SE. Shares of Sea, a Singapore-based internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company. Shares of
Adidas, a German maker of footwear and sports apparel, fell amid supply-chain constraints and consumer backlash to the company’s former partnership with Kanye West. Shares of Delivery Hero, a German food ordering service, fell as the company made several acquisitions to expand during the period.
Leading individual contributors to relative performance included the Fund’s overweight positions in TotalEnergies SE, DBS Group Holdings Ltd. and Novo Nordisk A/S.
Shares of TotalEnergies, a French integrated petroleum and natural gas company, rose amid higher global energy prices during the period. Shares of DBS Group Holdings, a Singapore financial services provider, rose after the company reported earnings and revenue growth during the period. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products company, rose after legislative efforts to cap insulin prices failed in the U.S. Congress.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

October 31, 2022	J.P. Morgan International Equity Funds	13

JPMorgan International Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	TotalEnergies SE (France)	4.0%
2.	Nestle SA (Registered)	3.9
3.	Roche Holding AG	3.5
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.5
5.	Novo Nordisk A/S, Class B (Denmark)	2.5
6.	AstraZeneca plc (United Kingdom)	2.5
7.	Shell plc (Netherlands)	2.4
8.	DBS Group Holdings Ltd. (Singapore)	2.4
9.	Diageo plc (United Kingdom)	2.3
10.	ASML Holding NV (Netherlands)	2.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
France	16.9%
Japan	16.6
United States	10.3
United Kingdom	9.4
Germany	8.6
Netherlands	5.6
Denmark	5.5
Sweden	3.8
Hong Kong	3.6
Australia	2.6
Singapore	2.4
Switzerland	2.1
Spain	1.7
South Korea	1.6
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
India	1.2%
Belgium	1.1
South Africa	1.0
Others (each less than 1.0%)	1.9
Short-Term Investments	4.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. Morgan International Equity Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge *		(30.98)%	(1.79)%	2.71%
Without Sales Charge		(27.15)	(0.72)	3.27
CLASS C SHARES	January 31, 2003
With CDSC **		(28.51)	(1.21)	2.86
Without CDSC		(27.51)	(1.21)	2.86
Class I SHARES	January 1, 1997	(26.95)	(0.46)	3.53
Class R2 SHARES	November 3, 2008	(27.36)	(1.02)	2.98
Class R5 SHARES	May 15, 2006	(26.88)	(0.36)	3.68
Class R6 SHARES	November 30, 2010	(26.81)	(0.26)	3.76

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net total return) from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan International Equity Funds	15

JPMorgan International Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(27.56)%
MSCI ACWI ex USA Index (net total return)	(24.73)%
Net Assets as of 10/31/2022 (In Thousands)	$1,094,781
INVESTMENT OBJECTIVE**
The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the MSCI ACWI ex USA Index (net total return) (the “Benchmark”) for the twelve months ended October 31, 2022.
The Fund’s security selection in the communication services and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and energy sectors was a leading contributor to relative performance.
By region, the Fund’s security selections in the Pacific, excluding Japan, and in Japan were leading detractors from relative performance, while the Fund’s overweight position in the U.K. and Canada were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Sea Ltd., Adidas and Sberbank. Shares of Sea, a Singapore-based internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company. Shares of Adidas, a German maker of footwear and sports apparel, fell amid supply-chain constraints and consumer backlash to the company’s former partnership with Kanye West. Shares of Sberbank, a Russian financial services provider no longer held by the Fund, fell after the imposition of multilateral economic sanctions in response to Russia’s invasion of Ukraine in late February 2022.
Leading individual contributors to relative performance included the Fund’s overweight positions in Shell PLC, DBS Group Holdings Ltd. and Novo Nordisk A/S. Shares of Shell, a U.K. integrated petroleum and natural gas company not held in the Fund, rose amid higher global energy prices. Shares of DBS Group Holdings, a Singapore financial services provider, rose after the company reported earnings and revenue growth during the period. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products company, rose after legislative efforts to cap insulin prices failed in the U.S. Congress.
HOW WAS THE FUND POSITIONED?
By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the portfolio managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on their share prices.

16	J.P. Morgan International Equity Funds	October 31, 2022

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	4.5%
2.	Nestle SA (Registered)	4.4
3.	Samsung Electronics Co. Ltd. (South Korea)	3.5
4.	Toronto-Dominion Bank (The) (Canada)	3.0
5.	Canadian National Railway Co. (Canada)	3.0
6.	Novo Nordisk A/S, Class B (Denmark)	2.9
7.	Diageo plc (United Kingdom)	2.9
8.	HDFC Bank Ltd., ADR (India)	2.9
9.	Roche Holding AG	2.9
10.	DBS Group Holdings Ltd. (Singapore)	2.9

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
France	11.2%
United States	10.4
United Kingdom	9.6
Canada	7.7
Japan	6.7
Netherlands	6.7
Germany	5.4
Denmark	4.2
South Korea	4.1
Australia	3.5
India	2.9
Singapore	2.9
Hong Kong	2.8
Taiwan	2.6
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Spain	2.1%
Indonesia	1.9
Belgium	1.6
China	1.6
Sweden	1.4
Switzerland	1.4
Mexico	1.3
South Africa	1.3
Short-Term Investments	6.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan International Equity Funds	17

JPMorgan International Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 30, 2011
With Sales Charge *		(31.55)%	(1.58)%	3.37%
Without Sales Charge		(27.75)	(0.51)	3.93
CLASS C SHARES	November 30, 2011
With CDSC **		(29.13)	(1.01)	3.51
Without CDSC		(28.13)	(1.01)	3.51
Class I SHARES	November 30, 2011	(27.56)	(0.26)	4.22
Class R2 SHARES	November 30, 2011	(27.97)	(0.82)	3.64
Class R5 SHARES	November 30, 2011	(27.51)	(0.16)	4.35
Class R6 SHARES	November 30, 2011	(27.44)	(0.06)	4.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on November 30, 2011.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI ACWI ex USA Index (net total return) from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI ACWI ex USA Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI ACWI ex USA Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed and emerging markets, excluding the U.S.. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(13.68)%
MSCI EAFE Index (net total return)	(23.00)%
ICE BofAML 3-Month US Treasury Bill Index	0.79%
Net Assets as of 10/31/2022 (In Thousands)	$161,207
INVESTMENT OBJECTIVE**
The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the MSCI EAFE Index (net total return) (the “Benchmark”) and underperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2022. The Fund’s options hedge allowed the Fund to generally perform as designed during the reporting period with about 56% of the Benchmark’s volatility.
The Fund’s security selection in the health care and communication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the materials and information technology sectors were leading detractors from relative performance.
By country, the Fund’s security selection in Sweden and Singapore was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in Australia and the U.K. was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in BP PLC and Novo Nordisk A/S and its underweight position in Sea Ltd. Shares of BP, a U.K. integrated petroleum and natural gas producer, rose amid higher global energy prices during the period. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products company, rose after legislative efforts to cap insulin prices failed in the U.S. Congress.
Shares of Sea, a Singapore-based internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company.
Leading individual detractors from relative performance included the Fund’s overweight positions in Adidas AG,
Kingspan Group PLC and Infineon Technologies AG. Shares of Adidas, a German maker of footwear and sports apparel, fell amid supply-chain constraints and consumer backlash to the company’s former partnership with Kanye West. Shares of Kingspan Group, an Irish manufacturer of insulated building materials, fell after the company reported a decline in new orders during the period. Shares of Infineon Technologies, a German semiconductor manufacturer, fell amid broad weakness in the semiconductor sector during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered)	2.8%
2.	Roche Holding AG	2.5
3.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.0
4.	ASML Holding NV (Netherlands)	2.0
5.	Novo Nordisk A/S, Class B (Denmark)	2.0
6.	Shell plc (Netherlands)	1.7
7.	Novartis AG (Registered) (Switzerland)	1.7
8.	AstraZeneca plc (United Kingdom)	1.7
9.	BP plc (United Kingdom)	1.6
10.	TotalEnergies SE (France)	1.4

October 31, 2022	J.P. Morgan International Equity Funds	19

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Japan	21.9%
United Kingdom	13.2
France	11.2
United States	9.3
Germany	8.4
Netherlands	6.6
Australia	6.0
Switzerland	5.4
Denmark	3.3
Spain	2.5
Hong Kong	2.2
Sweden	1.9
Singapore	1.1
Others (each less than 1.0%)	3.2
Short-Term Investments	3.8

20	J.P. Morgan International Equity Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge *		(18.42)%	(1.68)%
Without Sales Charge		(13.89)	(0.22)
CLASS C SHARES	March 15, 2019
With CDSC **		(15.36)	(0.73)
Without CDSC		(14.36)	(0.73)
Class I SHARES	March 15, 2019	(13.68)	0.04
Class R5 SHARES	March 15, 2019	(13.56)	0.17
Class R6 SHARES	March 15, 2019	(13.52)	0.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (2/22/19 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on March 15, 2019.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net total return) and the ICE BofAML 3-Month US Treasury Bill Index from March 15, 2019 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should

October 31, 2022	J.P. Morgan International Equity Funds	21

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan International Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(17.31)%
MSCI EAFE Value Index (net total return)	(16.35)%
Net Assets as of 10/31/2022 (In Thousands)	$357,877
INVESTMENT OBJECTIVE**
The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the MSCI EAFE Value Index (net total return) (the “Benchmark”) for the twelve months ended October 31, 2022.
The Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s underweight position in the real estate sector and its security selection in the utilities sector were leading contributors to relative performance.
By region, the Fund’s overweight allocations to both Europe, excluding the U.K., and to the U.K. detracted from performance relative to the Benchmark, while its security selection in both Japan and in the Pacific, excluding Japan, were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Shell PLC, British American Tobacco PLC and AstraZeneca PLC. Shares of Shell, a U.K. integrated petroleum and natural gas company, rose amid higher global energy prices during the period. Shares of British American Tobacco, a U.K. tobacco products maker not held in the Fund, rose amid the company’s efforts to enter the retail market for cannabis products. Shares of AstraZeneca, a U.K. pharmaceuticals company not held in the Fund, rose amid investor expectations of regulatory approvals of the company’s treatment for COVID-19 and its variants.
Leading individual contributors to relative performance included the Fund’s underweight positions in Enel SpA and Vonovia SE and its overweight position in Equinor ASA. Shares of Enel, an Italian electricity and natural gas utility, fell amid rising fuel costs. Shares of Vonovia, a German owner/manager of real estate, fell after the company reported weaker-than-expected results during the period. Shares of Equinor, a Norwegian oil and gas producer, rose amid higher global energy prices during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight positions relative to the Benchmark during the period were in the financials and consumer discretionary sectors, while the largest underweight positions were in the consumer staples and utilities sectors.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	3.2%
2.	Novartis AG (Registered) (Switzerland)	2.8
3.	Toyota Motor Corp. (Japan)	2.2
4.	TotalEnergies SE (France)	2.1
5.	BP plc (United Kingdom)	1.8
6.	BHP Group Ltd. (Australia)	1.8
7.	HSBC Holdings plc (United Kingdom)	1.7
8.	Sanofi (France)	1.7
9.	Siemens AG (Registered) (Germany)	1.2
10.	GSK plc	1.1

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Japan	21.2%
United Kingdom	12.6
France	10.1
Germany	8.6
Australia	8.3
Netherlands	6.0
Switzerland	5.7
Italy	3.2
Norway	3.0
United States	2.5
Spain	2.4
Sweden	2.2
Denmark	1.6
Finland	1.5
Singapore	1.4
Austria	1.1
Others (each less than 1.0%)	3.2
Short-Term Investments	5.4

October 31, 2022	J.P. Morgan International Equity Funds	23

JPMorgan International Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. Morgan International Equity Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge *		(21.91)%	(3.47)%	1.26%
Without Sales Charge		(17.56)	(2.42)	1.80
CLASS C SHARES	July 11, 2006
With CDSC **		(19.04)	(2.93)	1.39
Without CDSC		(18.04)	(2.93)	1.39
Class I SHARES	September 10, 2001	(17.38)	(2.19)	2.07
Class L SHARES	November 4, 1993	(17.31)	(2.09)	2.19
Class R2 SHARES	November 3, 2008	(17.88)	(2.73)	1.52
Class R5 SHARES	September 9, 2016	(17.31)	(2.10)	2.18
Class R6 SHARES	November 30, 2010	(17.23)	(1.98)	2.31

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.
Returns for Class R5 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund and the MSCI EAFE Value Index (net total return) from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Value Index (net total return) is a free float-adjusted market capitalization weighted index  that is designed to measure the performance of value-oriented large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan International Equity Funds	25

JPMorgan Emerging Markets Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%
Brazil — 8.0%
B3 SA - Brasil Bolsa Balcao	6,199	18,001
MercadoLibre, Inc. *	264	238,204
NU Holdings Ltd., Class A *	18,843	94,218
Petroleo Brasileiro SA (Preference)	10,174	58,693
Raia Drogasil SA	16,708	85,649
XP, Inc., Class A *	4,385	80,366
		575,131
China — 21.6%
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	14,366	48,097
Budweiser Brewing Co. APAC Ltd. (a)	36,126	76,035
Dada Nexus Ltd., ADR *	3,422	10,573
Foshan Haitian Flavouring & Food Co. Ltd., Class A	10,583	86,283
JD.com, Inc., ADR	850	31,704
JD.com, Inc., Class A	7,783	141,734
Jiangsu Hengli Hydraulic Co. Ltd., Class A	13,118	98,665
Kingdee International Software Group Co. Ltd. *	32,769	53,696
Meituan * (a)	4,969	79,554
Midea Group Co. Ltd., Class A	3,199	17,532
NetEase, Inc.	6,038	66,993
Pharmaron Beijing Co. Ltd., Class A	4,743	33,526
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,884	83,778
Shenzhou International Group Holdings Ltd.	10,123	70,283
Silergy Corp.	7,629	87,975
Tencent Holdings Ltd.	6,938	182,308
Wanhua Chemical Group Co. Ltd., Class A	8,599	94,400
Wuliangye Yibin Co. Ltd., Class A	2,765	50,421
WuXi AppTec Co. Ltd., Class A	5,697	59,387
Wuxi Biologics Cayman, Inc. * (a)	14,305	64,367
Yum China Holdings, Inc.	2,560	105,838
		1,543,149
Hong Kong — 5.8%
AIA Group Ltd.	795	6,024
AIA Group Ltd.	22,106	167,450
Hong Kong Exchanges & Clearing Ltd.	1,571	41,688
Prudential plc	8,655	80,407
Techtronic Industries Co. Ltd.	1,219	11,532
Techtronic Industries Co. Ltd.	10,990	104,062
		411,163
India — 24.9%
Apollo Hospitals Enterprise Ltd.	1,535	83,825
INVESTMENTS	SHARES (000)	VALUE ($000)

India — continued
Asian Paints Ltd.	1,268	47,735
Britannia Industries Ltd.	1,234	56,180
HDFC Bank Ltd.	12,838	232,995
HDFC Bank Ltd., ADR	2,750	171,361
HDFC Life Insurance Co. Ltd. (a)	16,389	107,106
Hindustan Unilever Ltd.	3,179	98,078
Housing Development Finance Corp. Ltd.	8,216	245,657
Infosys Ltd.	3,020	56,278
Infosys Ltd., ADR	6,738	126,190
Kotak Mahindra Bank Ltd.	7,967	183,433
Reliance Industries Ltd.	5,749	177,405
Tata Consultancy Services Ltd.	5,058	195,211
		1,781,454
Indonesia — 5.1%
Bank Central Asia Tbk. PT	319,744	180,744
Bank Rakyat Indonesia Persero Tbk. PT	617,755	184,297
		365,041
Macau — 0.5%
Sands China Ltd. *	21,809	38,127
Mexico — 4.4%
Grupo Financiero Banorte SAB de CV, Class O	17,505	142,503
Wal-Mart de Mexico SAB de CV	45,381	175,312
		317,815
Panama — 0.9%
Copa Holdings SA, Class A *	864	64,991
Poland — 0.3%
Allegro.eu SA * (a)	4,933	23,925
Portugal — 1.4%
Jeronimo Martins SGPS SA	4,685	96,946
South Africa — 2.5%
Bid Corp. Ltd.	3,392	54,571
Capitec Bank Holdings Ltd.	571	59,133
FirstRand Ltd.	19,474	68,082
		181,786
South Korea — 8.6%
Delivery Hero SE * (a) (b)	1,044	34,362
LG Chem Ltd.	221	97,135
NCSoft Corp.	129	35,075
Samsung Electronics Co. Ltd.	10,715	445,969
		612,541
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan International Equity Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Taiwan — 10.7%
Chailease Holding Co. Ltd.	16,745	77,240
Delta Electronics, Inc.	10,888	86,634
Realtek Semiconductor Corp.	4,736	37,335
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,981	491,198
Taiwan Semiconductor Manufacturing Co. Ltd.	6,120	73,576
		765,983
United States — 3.7%
EPAM Systems, Inc. *	534	186,930
Globant SA *	245	46,251
JS Global Lifestyle Co. Ltd. (a)	40,451	32,584
		265,765
Total Common Stocks (Cost $7,368,331)		7,043,817
Short-Term Investments — 1.7%
Investment Companies — 1.6%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (c) (d)(Cost $113,774)	113,762	113,774
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	4,022	4,022
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	771	771
Total Investment of Cash Collateral from Securities Loaned (Cost $4,791)		4,793
Total Short-Term Investments (Cost $118,565)		118,567
Total Investments — 100.1% (Cost $7,486,896)		7,162,384
Liabilities in Excess of Other Assets — (0.1)%		(7,388)
NET ASSETS — 100.0%		7,154,996

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
APAC	Asia Pacific
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
SGPS	Holding company

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $4,595.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Banks	17.4%
Semiconductors & Semiconductor Equipment	9.6
IT Services	8.5
Internet & Direct Marketing Retail	7.8
Technology Hardware, Storage & Peripherals	6.2
Food & Staples Retailing	5.8
Diversified Financial Services	5.5
Insurance	5.0
Chemicals	3.3
Oil, Gas & Consumable Fuels	3.3
Machinery	3.0
Interactive Media & Services	2.5
Life Sciences Tools & Services	2.2
Hotels, Restaurants & Leisure	2.0
Food Products	2.0
Capital Markets	2.0
Beverages	1.8
Entertainment	1.4
Personal Products	1.4
Electronic Equipment, Instruments & Components	1.2
Health Care Providers & Services	1.2
Health Care Equipment & Supplies	1.2
Textiles, Apparel & Luxury Goods	1.0
Others (each less than 1.0%)	3.0
Short-Term Investments	1.7
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	27

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 93.5%
Brazil — 7.1%
B3 SA - Brasil Bolsa Balcao	1,127	3,271
Centrais Eletricas Brasileiras SA	623	6,025
Cia Energetica de Minas Gerais (Preference)	1,331	2,927
EDP - Energias do Brasil SA	1,000	4,464
Gerdau SA (Preference)	1,934	9,649
Itau Unibanco Holding SA (Preference) *	3,193	18,754
Itausa SA (Preference)	5,834	12,118
Localiza Rent a Car SA	889	12,123
Lojas Renner SA *	1,827	10,932
Magazine Luiza SA *	2,862	2,477
MercadoLibre, Inc. *	3	2,957
NU Holdings Ltd., Class A *	520	2,600
Petroleo Brasileiro SA (Preference)	5,128	29,582
Porto Seguro SA	502	2,261
Raia Drogasil SA	2,030	10,408
Suzano SA	1,002	10,325
TIM SA, ADR *	498	6,350
Vale SA, ADR	2,079	26,899
WEG SA	1,785	13,933
XP, Inc., BDR *	82	1,497
		189,552
Chile — 0.3%
Banco Santander Chile, ADR	410	5,908
Cencosud SA	1,431	1,926
		7,834
China — 25.7%
Alibaba Group Holding Ltd. *	7,406	57,579
Amoy Diagnostics Co. Ltd., Class A	362	1,159
Angel Yeast Co. Ltd., Class A	410	2,027
Anhui Conch Cement Co. Ltd., Class H	739	1,903
ANTA Sports Products Ltd.	882	7,752
Baidu, Inc., ADR *	78	5,984
Baoshan Iron & Steel Co. Ltd., Class A	7,134	4,686
BeiGene Ltd., ADR *	7	1,231
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	582	1,950
BOE Technology Group Co. Ltd., Class A	10,812	4,934
BYD Co. Ltd., Class H	171	3,820
CGN Power Co. Ltd., Class H (a)	11,906	2,412
Chacha Food Co. Ltd., Class A	759	4,587
China Conch Environment Protection Holdings Ltd. *	1,411	416
China Construction Bank Corp., Class H	54,888	29,128
China International Capital Corp. Ltd., Class H (a)	3,628	5,042
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
China Lesso Group Holdings Ltd.	3,027	2,457
China Life Insurance Co. Ltd., Class H	6,883	7,506
China Longyuan Power Group Corp. Ltd., Class H	3,474	3,970
China Merchants Bank Co. Ltd., Class H	3,604	11,799
China Oilfield Services Ltd., Class H	4,732	5,327
China Overseas Land & Investment Ltd.	3,784	7,231
China Pacific Insurance Group Co. Ltd., Class H	2,568	4,140
China Petroleum & Chemical Corp., Class H	13,760	5,453
China Resources Land Ltd.	2,770	8,667
China Resources Mixc Lifestyle Services Ltd. (a)	688	2,016
China Vanke Co. Ltd., Class H	4,188	5,375
China Yangtze Power Co. Ltd., Class A	2,613	7,233
Chongqing Brewery Co. Ltd., Class A	205	2,438
Chongqing Fuling Zhacai Group Co. Ltd., Class A	1,539	4,729
CMOC Group Ltd., Class H	2,550	821
COSCO SHIPPING Holdings Co. Ltd., Class H	2,019	2,176
Country Garden Services Holdings Co. Ltd.	1,164	1,017
CSPC Pharmaceutical Group Ltd.	6,200	6,368
Dongguan Yiheda Automation Co. Ltd., Class A	187	1,908
Dongguan Yiheda Automation Co. Ltd., Class A	69	702
ENN Energy Holdings Ltd.	727	7,229
Foshan Haitian Flavouring & Food Co. Ltd., Class A	747	6,088
Fuyao Glass Industry Group Co. Ltd., Class H (a)	1,750	6,271
Ganfeng Lithium Group Co. Ltd., Class H (a)	331	2,237
Guangzhou Automobile Group Co. Ltd., Class H	11,776	7,176
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	594	6,106
H World Group Ltd.	1,759	4,799
Haier Smart Home Co. Ltd., Class H	3,805	9,525
Han's Laser Technology Industry Group Co. Ltd., Class A	1,113	3,854
Hefei Meiya Optoelectronic Technology, Inc., Class A	743	2,407
Huatai Securities Co. Ltd., Class H (a)	2,648	2,593
Huayu Automotive Systems Co. Ltd., Class A	1,508	3,447
Hundsun Technologies, Inc., Class A	571	3,255
HUTCHMED China Ltd., ADR * (b)	64	563
Industrial & Commercial Bank of China Ltd., Class H	29,229	12,690
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,697	5,850
Jade Bird Fire Co. Ltd., Class A	866	2,944
JD Logistics, Inc. * (a)	1,421	1,986
JD.com, Inc., Class A	1,301	23,688
Jiangsu Hengli Hydraulic Co. Ltd., Class A	555	4,178
Joinn Laboratories China Co. Ltd., Class H (a)	433	1,404
Kingdee International Software Group Co. Ltd. *	2,441	4,000
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan International Equity Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — continued
Kuaishou Technology * (a)	528	2,181
Kunlun Energy Co. Ltd.	9,678	5,784
Kweichow Moutai Co. Ltd., Class A	58	10,659
Laobaixing Pharmacy Chain JSC, Class A	931	4,463
Longfor Group Holdings Ltd. (c)	1,575	2,007
Meituan * (a)	2,280	36,504
Midea Group Co. Ltd., Class A	344	1,885
Minth Group Ltd.	1,490	2,938
Montage Technology Co. Ltd., Class A	346	2,667
NARI Technology Co. Ltd., Class A	777	2,597
NetEase, Inc.	1,356	15,043
NIO, Inc., ADR *	447	4,319
NIO, Inc., Class A * (b)	175	1,650
Oppein Home Group, Inc., Class A	244	2,708
Pharmaron Beijing Co. Ltd., Class H (a)	766	2,583
PICC Property & Casualty Co. Ltd., Class H	8,384	7,733
Pinduoduo, Inc., ADR *	237	13,010
Ping An Bank Co. Ltd., Class A	3,157	4,457
Ping An Insurance Group Co. of China Ltd., Class H	4,082	16,342
Postal Savings Bank of China Co. Ltd., Class H (a)	9,180	4,257
Qingdao Haier Biomedical Co. Ltd., Class A	413	4,342
Sany Heavy Industry Co. Ltd., Class A	1,527	2,818
Shanghai Baosight Software Co. Ltd., Class A	712	4,122
Shanghai Liangxin Electrical Co. Ltd., Class A	1,445	2,218
Shanghai Putailai New Energy Technology Co. Ltd., Class A	336	2,286
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	161	7,159
Silergy Corp.	427	4,924
Skshu Paint Co. Ltd., Class A *	345	4,100
Sunny Optical Technology Group Co. Ltd.	192	1,660
Tencent Holdings Ltd.	3,022	79,414
Tingyi Cayman Islands Holding Corp.	1,768	2,764
Tongwei Co. Ltd., Class A	898	5,340
Trip.com Group Ltd., ADR *	163	3,686
Wanhua Chemical Group Co. Ltd., Class A	600	6,587
Wuliangye Yibin Co. Ltd., Class A	348	6,338
WuXi AppTec Co. Ltd., Class H (a)	570	4,575
Wuxi Biologics Cayman, Inc. * (a)	2,124	9,557
Xinyi Solar Holdings Ltd.	6,588	6,541
XPeng, Inc., Class A *	518	1,658
Yum China Holdings, Inc.	89	3,603
Yum China Holdings, Inc.	165	6,810
Yunnan Energy New Material Co. Ltd.	100	2,024
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Zhejiang Dingli Machinery Co. Ltd., Class A	715	4,387
Zhejiang Weixing New Building Materials Co. Ltd., Class A	1,763	4,188
Zijin Mining Group Co. Ltd., Class H	9,000	8,585
		681,706
Colombia — 0.1%
Ecopetrol SA, ADR (b)	352	3,473
Greece — 0.5%
Hellenic Telecommunications Organization SA	410	6,441
OPAP SA	496	6,081
		12,522
Hong Kong — 0.2%
Orient Overseas International Ltd.	89	1,293
Techtronic Industries Co. Ltd.	446	4,228
		5,521
Hungary — 0.4%
OTP Bank Nyrt.	269	5,870
Richter Gedeon Nyrt.	197	3,901
		9,771
India — 14.8%
ACC Ltd.	163	4,723
Apollo Hospitals Enterprise Ltd.	177	9,694
Ashok Leyland Ltd.	1,378	2,554
Axis Bank Ltd.	1,706	18,705
Bajaj Finance Ltd.	15	1,285
Bharat Petroleum Corp. Ltd.	1,880	6,903
Biocon Ltd.	976	3,183
Britannia Industries Ltd.	200	9,108
Dabur India Ltd.	686	4,601
Dr Reddy's Laboratories Ltd.	154	8,313
Eicher Motors Ltd.	132	6,157
GAIL India Ltd.	3,260	3,594
Godrej Properties Ltd. *	175	2,675
HCL Technologies Ltd.	459	5,774
HDFC Bank Ltd., ADR	137	8,530
HDFC Life Insurance Co. Ltd. (a)	1,504	9,829
Hindustan Unilever Ltd.	604	18,629
Housing Development Finance Corp. Ltd.	1,052	31,468
ICICI Bank Ltd.	2,922	32,124
ICICI Prudential Life Insurance Co. Ltd. (a)	618	3,797
Infosys Ltd., ADR	1,894	35,468
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	29

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
India — continued
Kotak Mahindra Bank Ltd.	586	13,493
Larsen & Toubro Ltd.	466	11,402
Maruti Suzuki India Ltd.	126	14,512
NTPC Ltd.	4,469	9,354
Oil & Natural Gas Corp. Ltd.	1,911	3,087
Petronet LNG Ltd.	2,378	5,909
Power Grid Corp. of India Ltd.	3,067	8,461
Reliance Industries Ltd.	1,587	48,972
Shriram Transport Finance Co. Ltd.	476	7,083
Tata Consultancy Services Ltd.	534	20,629
Tata Consumer Products Ltd.	711	6,619
UltraTech Cement Ltd.	96	7,767
UPL Ltd.	1,047	9,240
		393,642
Indonesia — 2.2%
Bank Central Asia Tbk. PT	38,453	21,737
Bank Mandiri Persero Tbk. PT	5,201	3,513
Bank Rakyat Indonesia Persero Tbk. PT	57,644	17,197
Telkom Indonesia Persero Tbk. PT	52,114	14,636
		57,083
Malaysia — 1.2%
CIMB Group Holdings Bhd.	4,083	4,770
Malayan Banking Bhd.	1,942	3,527
Petronas Chemicals Group Bhd.	4,272	7,875
Public Bank Bhd.	12,208	11,546
Tenaga Nasional Bhd.	2,358	4,199
		31,917
Mexico — 3.5%
America Movil SAB de CV	19,331	18,246
Cemex SAB de CV *	21,483	8,371
Grupo Aeroportuario del Pacifico SAB de CV, Class B	582	9,035
Grupo Aeroportuario del Sureste SAB de CV, Class B	455	10,672
Grupo Financiero Banorte SAB de CV, Class O	2,166	17,631
Grupo Mexico SAB de CV	2,352	8,471
Kimberly-Clark de Mexico SAB de CV, Class A	2,639	4,158
Sitios Latinoamerica SAB de CV *	978	290
Wal-Mart de Mexico SAB de CV	4,035	15,587
		92,461
Peru — 0.5%
Credicorp Ltd.	85	12,487
INVESTMENTS	SHARES (000)	VALUE ($000)

Philippines — 0.2%
ACEN Corp.	809	88
Ayala Corp.	154	1,789
Ayala Land, Inc.	6,328	2,808
		4,685
Poland — 0.5%
Dino Polska SA * (a)	127	8,262
Powszechny Zaklad Ubezpieczen SA (b)	864	4,843
		13,105
Qatar — 0.9%
Industries Qatar QSC	1,740	7,532
Qatar National Bank QPSC	3,098	16,963
		24,495
Russia — 0.0% ^
Gazprom PJSC ‡	4,581	352
Magnitogorsk Iron & Steel Works PJSC ‡	3,146	36
MMC Norilsk Nickel PJSC, ADR ‡	—	—
MMC Norilsk Nickel PJSC ‡	41	264
Novatek PJSC ‡	165	50
Rosneft Oil Co. PJSC ‡	833	83
Sberbank of Russia PJSC ‡ *	3,172	133
Severstal PAO, GDR ‡ (a)	329	105
TCS Group Holding plc, GDR ‡ * (a)	69	50
X5 Retail Group NV, GDR ‡ (a)	207	50
		1,123
Saudi Arabia — 3.9%
Al Rajhi Bank *	1,242	28,167
Alinma Bank	1,281	12,783
Almarai Co. JSC	406	6,074
Etihad Etisalat Co.	528	5,138
SABIC Agri-Nutrients Co.	158	6,662
Saudi Arabian Oil Co. (a)	819	7,604
Saudi Basic Industries Corp.	570	13,395
Saudi National Bank (The)	941	14,870
Saudi Telecom Co.	723	7,768
		102,461
Singapore — 0.1%
BOC Aviation Ltd. (a)	370	2,477
South Africa — 3.8%
Bid Corp. Ltd.	574	9,234
Bidvest Group Ltd. (The)	631	7,305
Capitec Bank Holdings Ltd.	100	10,382
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan International Equity Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
South Africa — continued
Clicks Group Ltd.	517	8,756
Discovery Ltd. *	400	2,614
FirstRand Ltd.	3,709	12,966
Foschini Group Ltd. (The)	391	2,443
MTN Group Ltd.	1,117	7,898
Naspers Ltd., Class N	104	10,724
Nedbank Group Ltd.	363	4,302
Sanlam Ltd.	2,858	8,331
SPAR Group Ltd. (The) (b)	317	2,685
Standard Bank Group Ltd.	845	7,885
Vodacom Group Ltd.	863	5,880
		101,405
South Korea — 12.1%
BGF retail Co. Ltd.	17	2,266
Hana Financial Group, Inc.	323	9,352
Hankook Tire & Technology Co. Ltd.	125	3,208
HL Mando Co. Ltd.	79	2,719
Hyundai Glovis Co. Ltd.	60	7,338
Hyundai Mobis Co. Ltd.	60	9,188
Hyundai Motor Co.	29	3,308
JYP Entertainment Corp.	108	4,202
Kakao Corp.	63	2,219
KB Financial Group, Inc.	351	11,806
Kia Corp.	225	10,478
KIWOOM Securities Co. Ltd.	44	2,475
LG Chem Ltd.	41	17,975
LG H&H Co. Ltd.	11	3,760
NAVER Corp.	97	11,499
NCSoft Corp.	24	6,483
POSCO Holdings, Inc.	75	13,094
Samsung Biologics Co. Ltd. * (a)	17	10,298
Samsung Electro-Mechanics Co. Ltd.	25	2,159
Samsung Electronics Co. Ltd.	2,683	111,670
Samsung Fire & Marine Insurance Co. Ltd.	62	8,683
Samsung SDI Co. Ltd.	13	6,725
Shinhan Financial Group Co. Ltd.	503	12,797
SK Hynix, Inc.	348	20,167
SK Innovation Co. Ltd. *	62	7,550
SK Telecom Co. Ltd.	142	4,974
SK, Inc.	24	3,595
SKC Co. Ltd.	51	3,682
S-Oil Corp.	110	6,670
		320,340
INVESTMENTS	SHARES (000)	VALUE ($000)

Taiwan — 11.8%
Accton Technology Corp.	1,087	8,174
Advantech Co. Ltd.	920	8,331
ASE Technology Holding Co. Ltd.	2,153	5,316
Chailease Holding Co. Ltd.	1,723	7,946
CTBC Financial Holding Co. Ltd.	17,380	10,980
Delta Electronics, Inc.	1,899	15,110
E.Sun Financial Holding Co. Ltd.	12,126	8,714
Eclat Textile Co. Ltd.	431	5,656
eMemory Technology, Inc.	73	2,421
Evergreen Marine Corp. Taiwan Ltd.	469	1,997
Fubon Financial Holding Co. Ltd.	3,895	6,153
Giant Manufacturing Co. Ltd.	488	3,105
Hon Hai Precision Industry Co. Ltd.	4,016	12,755
Largan Precision Co. Ltd.	63	3,604
MediaTek, Inc.	376	6,854
Nan Ya Plastics Corp.	4,037	8,554
Nan Ya Printed Circuit Board Corp.	506	3,301
Nien Made Enterprise Co. Ltd.	394	3,038
Novatek Microelectronics Corp.	658	4,903
Powertech Technology, Inc.	976	2,254
President Chain Store Corp.	746	6,203
Realtek Semiconductor Corp.	243	1,916
Taiwan Mobile Co. Ltd.	1,228	3,621
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	297	18,300
Taiwan Semiconductor Manufacturing Co. Ltd.	10,227	122,950
Uni-President Enterprises Corp.	4,862	9,873
United Microelectronics Corp. *	2,882	3,465
Vanguard International Semiconductor Corp.	793	1,628
Wiwynn Corp.	245	5,488
Yang Ming Marine Transport Corp.	780	1,452
Yuanta Financial Holding Co. Ltd.	15,306	9,346
		313,408
Thailand — 2.5%
Airports of Thailand PCL *	4,300	8,303
Indorama Ventures PCL	3,287	3,643
Kasikornbank PCL	693	2,674
Minor International PCL *	5,991	4,450
PTT Exploration & Production PCL, NVDR	85	405
PTT Exploration & Production PCL	2,147	10,183
PTT Global Chemical PCL	5,123	5,870
PTT Global Chemical PCL, NVDR	127	146
PTT PCL	5,533	5,233
PTT PCL, NVDR	138	130
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	31

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Thailand — continued
SCB X PCL	2,524	7,053
SCG Packaging PCL	2,534	3,465
Siam Cement PCL (The), NVDR	18	153
Siam Cement PCL (The) (Registered)	721	6,141
Thai Oil PCL, NVDR	76	109
Thai Oil PCL	3,331	4,790
Thai Union Group PCL, Class F	6,153	2,912
		65,660
United Arab Emirates — 0.9%
Dubai Islamic Bank PJSC	3,647	5,778
Emaar Properties PJSC	4,604	7,601
Emirates Telecommunications Group Co. PJSC	774	5,440
First Abu Dhabi Bank PJSC	1,111	5,415
		24,234
United States — 0.3%
Genpact Ltd.	67	3,262
Globant SA *	12	2,327
JS Global Lifestyle Co. Ltd. (a)	1,214	977
Parade Technologies Ltd.	60	1,130
		7,696
Total Common Stocks (Cost $3,011,874)		2,479,058
	NO. OF RIGHTS (000)
Rights — 0.0%
Thailand — 0.0% ^
Thai Union Group PCL, expiring 12/31/2022(Cost $—) (d)	174	—(d)
	SHARES (000)
Short-Term Investments — 2.1%
Investment Companies — 1.8%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (e) (f)(Cost $47,042)	47,035	47,040
Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (e) (f)	3,487	3,487
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (e) (f)	3,438	3,438
Total Investment of Cash Collateral from Securities Loaned (Cost $6,925)		6,925
Total Short-Term Investments (Cost $53,967)		53,965
Total Investments — 95.6% (Cost $3,065,841)		2,533,023
Other Assets Less Liabilities — 4.4%		117,545
NET ASSETS — 100.0%		2,650,568

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $6,699.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Value is zero.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan International Equity Funds	October 31, 2022

(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Banks	17.5%
Semiconductors & Semiconductor Equipment	8.1
Oil, Gas & Consumable Fuels	5.8
Internet & Direct Marketing Retail	5.7
Technology Hardware, Storage & Peripherals	5.0
Interactive Media & Services	4.0
Chemicals	3.6
Insurance	3.2
Metals & Mining	3.0
Food & Staples Retailing	2.8
IT Services	2.7
Food Products	2.6
Diversified Financial Services	2.4
Electronic Equipment, Instruments & Components	2.1
Automobiles	2.1
Wireless Telecommunication Services	2.1
Real Estate Management & Development	1.6
Diversified Telecommunication Services	1.4
Construction Materials	1.2
Hotels, Restaurants & Leisure	1.2
Life Sciences Tools & Services	1.1
Transportation Infrastructure	1.1
Auto Components	1.1
Machinery	1.1
Personal Products	1.1
Electric Utilities	1.0
Entertainment	1.0
Others (each less than 1.0%)	12.3
Short-Term Investments	2.1
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	33

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Futures contracts outstanding as of October 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	294	12/16/2022	USD	12,555	(434)

Abbreviations
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan Europe Dynamic Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.9%
Australia — 2.3%
Glencore plc	2,131	12,215
Austria — 0.6%
Erste Group Bank AG	128	3,143
Denmark — 7.6%
Carlsberg A/S, Class B	36	4,266
Genmab A/S *	28	10,868
Jyske Bank A/S (Registered) *	129	6,978
Novo Nordisk A/S, Class B	174	18,864
		40,976
Finland — 3.1%
Neste OYJ	108	4,735
Nokia OYJ	1,065	4,734
Nordea Bank Abp	760	7,253
		16,722
France — 18.5%
Arkema SA	58	4,554
BNP Paribas SA	139	6,543
Capgemini SE	51	8,337
Engie SA	577	7,502
LVMH Moet Hennessy Louis Vuitton SE	24	15,420
Pernod Ricard SA	44	7,678
Sanofi	131	11,282
Thales SA	32	4,035
TotalEnergies SE	395	21,559
Verallia SA (a)	194	5,500
Vinci SA	80	7,340
		99,750
Germany — 17.6%
AIXTRON SE	145	3,574
Allianz SE (Registered)	64	11,419
Bayer AG (Registered)	157	8,261
Brenntag SE	114	6,906
Deutsche Boerse AG	57	9,315
Deutsche Lufthansa AG (Registered) *	792	5,418
Deutsche Telekom AG (Registered)	581	10,959
Dr Ing hc F Porsche AG (Preference) *	42	4,322
HUGO BOSS AG	124	5,717
Mercedes-Benz Group AG	137	7,904
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	32	8,390
INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued
RWE AG	273	10,511
VERBIO Vereinigte BioEnergie AG	32	2,507
		95,203
Ireland — 3.0%
AIB Group plc	1,737	5,024
Bank of Ireland Group plc	883	6,384
Bank of Ireland Group plc	36	258
Smurfit Kappa Group plc	146	4,846
		16,512
Italy — 1.7%
UniCredit SpA	736	9,132
Netherlands — 5.3%
Alfen Beheer BV * (a)	52	5,520
Koninklijke Ahold Delhaize NV	508	14,152
NN Group NV	207	8,772
		28,444
Norway — 0.8%
Aker Solutions ASA (a)	1,090	4,163
Spain — 1.0%
Corp. ACCIONA Energias Renovables SA	136	5,355
Sweden — 2.4%
Billerud AB	384	4,956
Hexatronic Group AB	432	5,848
New Wave Group AB, Class B	177	2,465
		13,269
Switzerland — 5.4%
Novartis AG (Registered)	211	17,064
Zurich Insurance Group AG	29	12,201
		29,265
United Kingdom — 16.9%
3i Group plc	311	4,144
Ashtead Group plc	113	5,918
Barclays plc	4,827	8,203
BP plc	3,559	19,692
Diageo plc	266	10,938
Inchcape plc	405	3,452
JD Sports Fashion plc	2,152	2,404
Linde plc	40	12,093
Lloyds Banking Group plc	14,429	6,930
Reckitt Benckiser Group plc	99	6,565
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	35

JPMorgan Europe Dynamic Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
RELX plc	305	8,184
Taylor Wimpey plc	2,468	2,653
		91,176
United States — 10.7%
Nestle SA (Registered)	241	26,261
Roche Holding AG	54	17,973
Schneider Electric SE	63	7,968
Stellantis NV	423	5,694
		57,896
Total Common Stocks (Cost $527,921)		523,221
Short-Term Investments — 1.2%
Investment Companies — 1.2%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (b) (c)(Cost $6,343)	6,342	6,343
Total Investments — 98.1% (Cost $534,264)		529,564
Other Assets Less Liabilities — 1.9%		10,017
NET ASSETS — 100.0%		539,581

Percentages indicated are based on net assets.

Abbreviations
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	13.9%
Banks	11.3
Oil, Gas & Consumable Fuels	9.2
Insurance	7.7
Food Products	5.0
Textiles, Apparel & Luxury Goods	4.5
Beverages	4.3
Electrical Equipment	3.6
Automobiles	3.4
Chemicals	3.1
Independent Power and Renewable Electricity Producers	3.0
Containers & Packaging	2.9
Food & Staples Retailing	2.7
Capital Markets	2.5
Trading Companies & Distributors	2.4
Metals & Mining	2.3
Diversified Telecommunication Services	2.1
Biotechnology	2.0
IT Services	1.6
Professional Services	1.5
Multi-Utilities	1.4
Construction & Engineering	1.4
Household Products	1.2
Airlines	1.0
Others (each less than 1.0%)	4.8
Short-Term Investments	1.2
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan International Equity Funds	October 31, 2022

Futures contracts outstanding as of October 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	57	12/16/2022	EUR	2,038	5
FTSE 100 Index	14	12/16/2022	GBP	1,142	9
					14

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	37

JPMorgan International Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Australia — 2.7%
BHP Group Ltd.	591	14,101
BHP Group Ltd.	2,322	55,768
Woodside Energy Group Ltd.	1,261	29,156
Woodside Energy Group Ltd.	190	4,432
		103,457
Austria — 0.6%
Erste Group Bank AG	912	22,486
Belgium — 1.2%
KBC Group NV	872	43,695
Denmark — 5.6%
Carlsberg A/S, Class B	345	40,580
Coloplast A/S, Class B	245	27,369
Genmab A/S *	69	26,551
Novo Nordisk A/S, Class B	900	97,897
Orsted A/S (a)	254	20,946
		213,343
Finland — 0.7%
Kone OYJ, Class B	605	24,782
France — 17.3%
AXA SA	2,254	55,668
BNP Paribas SA	1,009	47,297
Capgemini SE	286	46,916
Kering SA	103	47,029
L'Oreal SA	201	63,055
LVMH Moet Hennessy Louis Vuitton SE	157	98,793
Pernod Ricard SA	243	42,708
Safran SA	395	44,015
TotalEnergies SE	2,879	157,055
Vinci SA	633	58,282
		660,818
Germany — 8.8%
adidas AG	172	16,755
Allianz SE (Registered)	361	64,940
Deutsche Boerse AG	361	58,732
Deutsche Telekom AG (Registered)	1,039	19,616
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (b)	238	62,893
RWE AG	1,357	52,222
Symrise AG	300	30,592
Volkswagen AG (Preference)	234	29,964
		335,714
INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — 3.7%
AIA Group Ltd.	8,250	62,492
Hong Kong Exchanges & Clearing Ltd.	920	24,428
Prudential plc	3,213	29,851
Techtronic Industries Co. Ltd.	2,415	22,862
		139,633
India — 1.2%
HDFC Bank Ltd., ADR	740	46,123
Japan — 17.0%
Bridgestone Corp.	1,352	48,901
Daikin Industries Ltd.	353	52,905
Hoya Corp.	507	47,094
Keyence Corp.	180	67,985
Kubota Corp.	1,172	16,345
Kyowa Kirin Co. Ltd.	1,538	36,218
Makita Corp.	695	12,707
Nidec Corp.	532	29,262
Nippon Telegraph & Telephone Corp.	2,106	58,085
Recruit Holdings Co. Ltd.	1,134	34,910
Shin-Etsu Chemical Co. Ltd.	516	53,576
SMC Corp.	82	32,835
Sony Group Corp.	969	65,324
Tokio Marine Holdings, Inc.	3,003	54,370
Tokyo Electron Ltd.	143	37,570
		648,087
Netherlands — 5.7%
ASML Holding NV (b)	184	86,050
ING Groep NV	3,708	36,485
Shell plc	3,418	94,688
		217,223
Singapore — 2.4%
DBS Group Holdings Ltd.	3,828	92,557
South Africa — 1.0%
Anglo American plc	1,281	38,357
South Korea — 1.6%
Delivery Hero SE * (a) (b)	381	12,530
Samsung Electronics Co. Ltd., GDR (a)	24	25,486
Samsung Electronics Co. Ltd., GDR (a)	23	23,458
		61,474
Spain — 1.7%
Iberdrola SA	6,404	65,120
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan International Equity Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Sweden — 3.9%
Assa Abloy AB, Class B	1,581	31,927
Atlas Copco AB, Class A	3,695	39,441
Svenska Handelsbanken AB, Class A	5,040	46,829
Volvo AB, Class B	1,843	30,160
		148,357
Switzerland — 2.2%
Lonza Group AG (Registered)	95	48,681
SGS SA (Registered)	11	23,879
Straumann Holding AG (Registered)	123	11,755
		84,315
Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	427	26,302
United Kingdom — 9.7%
AstraZeneca plc	821	96,286
Diageo plc	2,222	91,457
Haleon plc *	662	2,031
Linde plc (b)	164	48,942
London Stock Exchange Group plc	542	46,965
Persimmon plc	1,269	18,994
RELX plc	2,386	64,136
		368,811
United States — 10.6%
Ferguson plc	360	39,257
GSK plc	1,200	19,657
Nestle SA (Registered)	1,411	153,618
Roche Holding AG	410	135,879
Schneider Electric SE	437	55,229
		403,640
Total Common Stocks (Cost $3,666,547)		3,744,294
Short-Term Investments — 4.2%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (c) (d)(Cost $57,919)	57,914	57,920
Investment of Cash Collateral from Securities Loaned — 2.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	93,075	93,074
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	10,497	10,497
Total Investment of Cash Collateral from Securities Loaned (Cost $103,567)		103,571
Total Short-Term Investments (Cost $161,486)		161,491
Total Investments — 102.5% (Cost $3,828,033)		3,905,785
Liabilities in Excess of Other Assets — (2.5)%		(94,595)
NET ASSETS — 100.0%		3,811,190

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $97,049.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	39

JPMorgan International Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	9.9%
Banks	8.6
Insurance	8.5
Oil, Gas & Consumable Fuels	7.3
Machinery	4.6
Beverages	4.5
Textiles, Apparel & Luxury Goods	4.2
Food Products	3.9
Semiconductors & Semiconductor Equipment	3.8
Chemicals	3.4
Capital Markets	3.3
Professional Services	3.1
Metals & Mining	2.8
Health Care Equipment & Supplies	2.2
Electric Utilities	2.2
Building Products	2.2
Electrical Equipment	2.2
Household Durables	2.2
Diversified Telecommunication Services	2.0
Electronic Equipment, Instruments & Components	1.7
Personal Products	1.7
Construction & Engineering	1.5
Independent Power and Renewable Electricity Producers	1.3
Technology Hardware, Storage & Peripherals	1.3
Auto Components	1.2
Life Sciences Tools & Services	1.2
IT Services	1.2
Aerospace & Defense	1.1
Trading Companies & Distributors	1.0
Others (each less than 1.0%)	1.8
Short-Term Investments	4.1
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan International Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%
Australia — 3.6%
BHP Group Ltd.	1,134	27,075
Woodside Energy Group Ltd.	296	6,835
Woodside Energy Group Ltd.	254	5,910
		39,820
Belgium — 1.7%
KBC Group NV	374	18,763
Canada — 8.1%
Alimentation Couche-Tard, Inc.	447	20,033
Canadian National Railway Co.	288	34,073
Toronto-Dominion Bank (The)	534	34,160
		88,266
China — 1.6%
Tencent Holdings Ltd.	675	17,742
Denmark — 4.4%
Coloplast A/S, Class B	129	14,391
Novo Nordisk A/S, Class B	307	33,414
		47,805
France — 11.6%
Capgemini SE	101	16,452
L'Oreal SA	70	22,078
LVMH Moet Hennessy Louis Vuitton SE	48	30,430
TotalEnergies SE	538	29,355
Vinci SA	316	29,093
		127,408
Germany — 5.6%
adidas AG	95	9,224
Allianz SE (Registered)	150	27,072
Deutsche Boerse AG	73	11,866
RWE AG	344	13,240
		61,402
Hong Kong — 3.0%
AIA Group Ltd.	3,136	23,753
Hong Kong Exchanges & Clearing Ltd.	328	8,714
		32,467
India — 3.0%
HDFC Bank Ltd., ADR	531	33,108
Indonesia — 2.0%
Bank Central Asia Tbk. PT	38,091	21,532
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — 7.0%
Hoya Corp.	135	12,587
Keyence Corp.	47	17,798
Shin-Etsu Chemical Co. Ltd.	115	11,962
Sony Group Corp.	296	19,954
Tokio Marine Holdings, Inc.	807	14,600
		76,901
Mexico — 1.3%
Wal-Mart de Mexico SAB de CV	3,777	14,589
Netherlands — 7.0%
ASML Holding NV (a)	53	24,850
Shell plc	1,845	51,115
		75,965
Singapore — 3.0%
DBS Group Holdings Ltd.	1,352	32,679
South Africa — 1.3%
Anglo American plc	485	14,528
South Korea — 4.3%
Delivery Hero SE * (a) (b)	201	6,605
Samsung Electronics Co. Ltd.	962	40,051
		46,656
Spain — 2.2%
Iberdrola SA	2,383	24,229
Sweden — 1.5%
Atlas Copco AB, Class A	1,541	16,452
Switzerland — 1.4%
Lonza Group AG (Registered)	30	15,617
Taiwan — 2.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	481	29,570
United Kingdom — 10.0%
AstraZeneca plc	126	14,812
Diageo plc	807	33,190
Linde plc (a)	90	26,857
Persimmon plc	563	8,425
RELX plc	965	25,947
		109,231
United States — 10.8%
Ferguson plc	166	18,106
Nestle SA (Registered)	456	49,654
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	41

JPMorgan International Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Roche Holding AG	99	32,723
Schneider Electric SE	140	17,711
		118,194
Total Common Stocks (Cost $1,046,890)		1,062,924
Short-Term Investments — 7.0%
Investment Companies — 1.8%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (c) (d)(Cost $19,898)	19,894	19,897
Investment of Cash Collateral from Securities Loaned — 5.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	40,011	40,011
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	16,404	16,404
Total Investment of Cash Collateral from Securities Loaned (Cost $56,412)		56,415
Total Short-Term Investments (Cost $76,310)		76,312
Total Investments — 104.1% (Cost $1,123,200)		1,139,236
Liabilities in Excess of Other Assets — (4.1)%		(44,455)
NET ASSETS — 100.0%		1,094,781

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
PT	Limited liability company

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $26,619.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Banks	12.3%
Oil, Gas & Consumable Fuels	8.2
Pharmaceuticals	7.1
Insurance	5.7
Semiconductors & Semiconductor Equipment	4.8
Food Products	4.4
Metals & Mining	3.6
Technology Hardware, Storage & Peripherals	3.5
Textiles, Apparel & Luxury Goods	3.5
Chemicals	3.4
Food & Staples Retailing	3.0
Road & Rail	3.0
Beverages	2.9
Construction & Engineering	2.5
Household Durables	2.5
Health Care Equipment & Supplies	2.4
Professional Services	2.3
Electric Utilities	2.1
Personal Products	1.9
Capital Markets	1.8
Trading Companies & Distributors	1.6
Electronic Equipment, Instruments & Components	1.6
Interactive Media & Services	1.6
Electrical Equipment	1.6
IT Services	1.4
Machinery	1.4
Life Sciences Tools & Services	1.4
Independent Power and Renewable Electricity Producers	1.2
Internet & Direct Marketing Retail	0.6
Short-Term Investments	6.7
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.1%
Australia — 6.0%
Aurizon Holdings Ltd.	35	81
BHP Group Ltd.	48	1,155
Commonwealth Bank of Australia	14	909
Dexus, REIT	70	347
Endeavour Group Ltd.	32	147
Goodman Group, REIT	53	582
GPT Group (The), REIT	46	127
Insurance Australia Group Ltd.	52	164
Macquarie Group Ltd.	6	694
Medibank Pvt Ltd.	138	248
Mirvac Group, REIT	161	213
National Australia Bank Ltd.	21	439
Newcrest Mining Ltd.	9	102
QBE Insurance Group Ltd.	41	318
Rio Tinto Ltd.	21	1,220
Rio Tinto plc	10	519
Santos Ltd.	92	451
Wesfarmers Ltd.	12	336
Westpac Banking Corp.	61	938
Woodside Energy Group Ltd.	9	201
Woolworths Group Ltd.	21	437
		9,628
Belgium — 0.5%
KBC Group NV	15	732
China — 0.6%
BOC Hong Kong Holdings Ltd.	131	405
Prosus NV *	9	404
Xinyi Glass Holdings Ltd.	160	206
		1,015
Denmark — 3.3%
Carlsberg A/S, Class B	7	883
Genmab A/S *	1	229
Novo Nordisk A/S, Class B	29	3,106
Orsted A/S (a)	11	898
Vestas Wind Systems A/S	7	149
		5,265
Finland — 0.9%
Kone OYJ, Class B	9	356
Nokia OYJ	66	294
Nordea Bank Abp	85	812
		1,462
INVESTMENTS	SHARES (000)	VALUE ($000)

France — 11.0%
Air Liquide SA	13	1,745
Airbus SE	5	475
Alstom SA	16	328
BNP Paribas SA	28	1,327
Capgemini SE	8	1,318
Kering SA	1	604
L'Oreal SA	6	1,878
LVMH Moet Hennessy Louis Vuitton SE	5	3,163
Pernod Ricard SA	2	386
Safran SA	7	815
Sanofi	6	525
Societe Generale SA	20	446
TotalEnergies SE	42	2,265
Veolia Environnement SA	42	930
Vinci SA	17	1,567
		17,772
Germany — 8.3%
adidas AG	5	467
Allianz SE (Registered)	10	1,897
BASF SE	2	81
Bayer AG (Registered)	8	424
Brenntag SE	2	133
Deutsche Post AG (Registered)	25	886
Deutsche Telekom AG (Registered)	97	1,836
Infineon Technologies AG	40	976
Mercedes-Benz Group AG	3	150
Merck KGaA	3	505
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	5	1,248
RWE AG	36	1,373
SAP SE	12	1,185
Siemens AG (Registered)	9	971
Symrise AG	5	473
Volkswagen AG (Preference)	5	654
Zalando SE * (a)	8	184
		13,443
Hong Kong — 2.2%
AIA Group Ltd.	150	1,136
CK Asset Holdings Ltd.	57	315
CLP Holdings Ltd.	13	87
Hong Kong Exchanges & Clearing Ltd.	20	518
Link, REIT	53	313
Prudential plc	45	422
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	43

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hong Kong — continued
Sun Hung Kai Properties Ltd.	24	258
Techtronic Industries Co. Ltd.	48	455
		3,504
Ireland — 0.3%
Kingspan Group plc	3	161
Kingspan Group plc	7	371
		532
Italy — 0.7%
Enel SpA	12	54
FinecoBank Banca Fineco SpA	54	722
UniCredit SpA	29	362
		1,138
Japan — 21.7%
AGC, Inc.	7	223
Asahi Group Holdings Ltd.	26	725
Asahi Kasei Corp.	77	491
Bridgestone Corp.	25	893
Capcom Co. Ltd.	14	389
Central Japan Railway Co.	7	845
Daiichi Sankyo Co. Ltd.	39	1,258
Daikin Industries Ltd.	6	959
Daito Trust Construction Co. Ltd.	1	99
Daiwa House Industry Co. Ltd.	31	617
Denso Corp.	10	481
Dentsu Group, Inc.	29	914
Fast Retailing Co. Ltd.	—	111
Hitachi Ltd.	27	1,216
Honda Motor Co. Ltd.	42	962
Hoya Corp.	12	1,078
ITOCHU Corp.	32	837
Japan Airlines Co. Ltd. *	18	333
Kao Corp.	12	437
Keyence Corp.	4	1,433
Konami Group Corp.	8	355
Kubota Corp.	18	254
Kyowa Kirin Co. Ltd.	20	483
Mitsubishi Corp.	29	783
Mitsubishi UFJ Financial Group, Inc.	131	618
Mitsui Fudosan Co. Ltd.	39	745
Murata Manufacturing Co. Ltd.	13	630
Nidec Corp.	5	286
Nintendo Co. Ltd.	8	325
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
NIPPON EXPRESS HOLDINGS, Inc.	7	332
Nippon Paint Holdings Co. Ltd.	63	404
Nippon Steel Corp.	12	167
Nippon Telegraph & Telephone Corp.	37	1,015
Nomura Research Institute Ltd.	19	429
Ono Pharmaceutical Co. Ltd.	17	393
ORIX Corp.	41	602
Otsuka Corp.	14	444
Recruit Holdings Co. Ltd.	18	539
Rohm Co. Ltd.	5	358
Seven & i Holdings Co. Ltd.	13	482
Shimadzu Corp.	7	192
Shin-Etsu Chemical Co. Ltd.	9	946
Shionogi & Co. Ltd.	9	413
SoftBank Group Corp.	11	459
Sony Group Corp.	23	1,524
Sumitomo Electric Industries Ltd.	45	474
Sumitomo Metal Mining Co. Ltd.	13	376
Sumitomo Mitsui Financial Group, Inc.	38	1,062
Suzuki Motor Corp.	20	669
T&D Holdings, Inc.	40	397
Takeda Pharmaceutical Co. Ltd.	5	127
Terumo Corp.	24	734
Tokio Marine Holdings, Inc.	64	1,168
Tokyo Electron Ltd.	4	947
Toyota Motor Corp.	112	1,557
		34,990
Luxembourg — 0.1%
ArcelorMittal SA	8	184
Netherlands — 6.5%
Adyen NV * (a)	—	407
Akzo Nobel NV	14	828
ASML Holding NV	7	3,109
Koninklijke Ahold Delhaize NV	19	541
Koninklijke DSM NV	6	752
Koninklijke KPN NV	260	727
NN Group NV	17	722
Shell plc	99	2,742
Wolters Kluwer NV	6	639
		10,467
Singapore — 1.1%
DBS Group Holdings Ltd.	43	1,054
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan International Equity Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Singapore — continued
Oversea-Chinese Banking Corp. Ltd.	20	171
Sea Ltd., ADR *	2	79
United Overseas Bank Ltd.	22	424
		1,728
South Korea — 0.1%
Delivery Hero SE * (a)	4	128
Spain — 2.4%
Banco Bilbao Vizcaya Argentaria SA	229	1,183
Banco Santander SA	80	208
Iberdrola SA	190	1,930
Industria de Diseno Textil SA	27	609
		3,930
Sweden — 1.9%
Atlas Copco AB, Class A	85	909
Boliden AB	12	357
SKF AB, Class B	39	557
Volvo AB, Class B	77	1,264
		3,087
Switzerland — 5.3%
Cie Financiere Richemont SA (Registered)	3	321
Givaudan SA (Registered)	—	191
Julius Baer Group Ltd.	3	144
Lonza Group AG (Registered)	3	1,513
Novartis AG (Registered)	34	2,727
SGS SA (Registered)	—	712
Sika AG (Registered)	5	992
UBS Group AG (Registered)	36	575
Zurich Insurance Group AG	3	1,364
		8,539
United Kingdom — 13.1%
3i Group plc	104	1,389
AstraZeneca plc	23	2,697
Barclays plc	687	1,167
Berkeley Group Holdings plc	17	661
BP plc	469	2,594
British American Tobacco plc	17	690
CK Hutchison Holdings Ltd.	19	94
DCC plc	5	276
Diageo plc	52	2,143
HSBC Holdings plc	145	746
InterContinental Hotels Group plc	17	892
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
Intertek Group plc	2	94
Lloyds Banking Group plc	2,250	1,080
London Stock Exchange Group plc	1	128
Reckitt Benckiser Group plc	19	1,254
RELX plc	59	1,574
SSE plc	58	1,044
Standard Chartered plc	134	803
Taylor Wimpey plc	147	158
Tesco plc	265	655
Unilever plc	21	953
		21,092
United States — 8.1%
CSL Ltd.	5	1,001
Ferguson plc	1	114
GSK plc	25	406
Nestle SA (Registered)	41	4,453
Roche Holding AG	12	3,975
Schneider Electric SE	14	1,722
Stellantis NV	98	1,320
		12,991
Total Common Stocks (Cost $160,682)		151,627
	NO. OF CONTRACTS
Options Purchased — 1.1%
Put Options Purchased — 1.1%
United States — 1.1%
MSCI EAFE Index
12/30/2022 at USD 1,575.00, European Style
Notional Amount: USD 159,600
Counterparty: Exchange-Traded * (Cost $4,516)	912	1,806
	SHARES (000)
Short-Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.79% (b) (c)(Cost $6,096)	6,096	6,096
Total Investments — 99.0% (Cost $171,294)		159,529
Other Assets Less Liabilities — 1.0%		1,678
NET ASSETS — 100.0%		161,207

SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	45

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	10.7%
Banks	9.8
Insurance	5.7
Oil, Gas & Consumable Fuels	5.2
Chemicals	4.3
Semiconductors & Semiconductor Equipment	3.4
Automobiles	3.3
Textiles, Apparel & Luxury Goods	2.9
Food Products	2.8
Beverages	2.6
Machinery	2.6
Metals & Mining	2.6
Electric Utilities	2.5
Diversified Telecommunication Services	2.2
Professional Services	2.2
Capital Markets	2.2
Personal Products	2.0
IT Services	1.6
Industrial Conglomerates	1.6
Household Durables	1.5
Food & Staples Retailing	1.4
Electronic Equipment, Instruments & Components	1.4
Electrical Equipment	1.3
Real Estate Management & Development	1.3
Building Products	1.2
Trading Companies & Distributors	1.2
Auto Components	1.2
Health Care Equipment & Supplies	1.1
Index Funds	1.1
Equity Real Estate Investment Trusts (REITs)	1.0
Construction & Engineering	1.0
Others (each less than 1.0%)	11.3
Short-Term Investments	3.8
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan International Equity Funds	October 31, 2022

Futures contracts outstanding as of October 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
SPI 200 Index	31	12/15/2022	AUD	3,404	(77)
MSCI EAFE E-Mini Index	47	12/16/2022	USD	4,127	207
					130

Abbreviations
AUD	Australian Dollar
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar

Written Call Options Contracts as of October 31, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	912	USD 159,600	USD 1,780.00	12/30/2022	(4,998)
Written Put Options Contracts as of October 31, 2022
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	912	USD 159,600	USD 1,325.00	12/30/2022	(342)
Total Written Options Contracts (Premiums Received $4,555)						(5,340)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	47

JPMorgan International Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.3%
Australia — 8.4%
Australia & New Zealand Banking Group Ltd.	177	2,903
BHP Group Ltd.	266	6,381
BlueScope Steel Ltd.	117	1,176
Coronado Global Resources, Inc., CDI (a)	989	1,180
Glencore plc	695	3,985
JB Hi-Fi Ltd.	11	310
Metcash Ltd.	136	356
National Australia Bank Ltd.	53	1,109
Qantas Airways Ltd. *	268	1,001
Rio Tinto Ltd.	24	1,380
Rio Tinto plc	54	2,808
South32 Ltd.	291	668
Westpac Banking Corp.	250	3,869
Woodside Energy Group Ltd.	119	2,743
		29,869
Austria — 1.1%
ANDRITZ AG	12	569
BAWAG Group AG * (a)	14	692
Erste Group Bank AG	25	607
OMV AG	34	1,566
Telekom Austria AG *	59	342
		3,776
Belgium — 0.2%
Ageas SA	18	640
Telenet Group Holding NV	9	136
		776
China — 0.7%
BOC Hong Kong Holdings Ltd.	316	980
Yangzijiang Shipbuilding Holdings Ltd.	1,786	1,515
		2,495
Denmark — 1.6%
D/S Norden A/S	22	1,147
Drilling Co. of 1972 A/S (The) *	18	905
ISS A/S *	47	859
Jyske Bank A/S (Registered) *	11	594
Solar A/S, Class B	9	663
Spar Nord Bank A/S	83	1,006
Sydbank A/S	23	695
		5,869
Egypt — 0.3%
Energean plc	74	1,213
INVESTMENTS	SHARES (000)	VALUE ($000)

Finland — 1.5%
Nokia OYJ	371	1,646
Nordea Bank Abp	277	2,645
Outokumpu OYJ	215	863
TietoEVRY OYJ	10	244
		5,398
France — 10.2%
AXA SA	117	2,890
BNP Paribas SA	75	3,491
Carrefour SA	81	1,308
Cie de Saint-Gobain	25	1,006
Coface SA	41	460
Eiffage SA	12	1,035
Engie SA	154	2,006
IPSOS	18	874
Orange SA	177	1,682
Publicis Groupe SA	20	1,124
Renault SA *	46	1,422
Rothschild & Co.	28	998
Sanofi	71	6,142
Societe Generale SA	70	1,600
Sopra Steria Group SACA	3	371
SPIE SA	25	592
Technip Energies NV	79	1,015
TotalEnergies SE	138	7,551
Verallia SA (a)	33	933
		36,500
Germany — 8.7%
Allianz SE (Registered)	21	3,771
Aurubis AG	7	455
Bayer AG (Registered)	64	3,364
Bayerische Motoren Werke AG	23	1,811
Daimler Truck Holding AG *	26	679
Deutsche Bank AG (Registered)	148	1,415
Deutsche Pfandbriefbank AG (a)	77	577
Deutsche Post AG (Registered)	60	2,119
Deutsche Telekom AG (Registered)	152	2,874
E.ON SE	127	1,066
Freenet AG	21	412
HeidelbergCement AG	12	557
HOCHTIEF AG	5	234
Kloeckner & Co. SE	71	556
Mercedes-Benz Group AG	51	2,946
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan International Equity Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7	1,773
Siemens AG (Registered)	40	4,389
Talanx AG	10	365
Volkswagen AG (Preference)	14	1,733
		31,096
Hong Kong — 0.7%
Hongkong Land Holdings Ltd.	288	1,107
Kerry Properties Ltd.	498	788
Pacific Basin Shipping Ltd.	3,041	736
		2,631
Ireland — 0.3%
Bank of Ireland Group plc	119	859
Italy — 3.2%
Anima Holding SpA (a)	50	154
Assicurazioni Generali SpA	84	1,263
Azimut Holding SpA	22	349
Credito Emiliano SpA	68	405
Eni SpA	209	2,746
Maire Tecnimont SpA (b)	252	780
Mediobanca Banca di Credito Finanziario SpA	73	664
OVS SpA (a)	493	921
Pirelli & C SpA (a)	196	739
Poste Italiane SpA (a)	50	434
UniCredit SpA	176	2,177
Unipol Gruppo SpA	214	923
		11,555
Japan — 21.3%
AGC, Inc.	26	818
Aiful Corp.	138	376
Aozora Bank Ltd.	23	387
Brother Industries Ltd.	40	676
Chiba Bank Ltd. (The)	98	539
Concordia Financial Group Ltd.	148	450
Cosmo Energy Holdings Co. Ltd.	53	1,357
Credit Saison Co. Ltd.	92	981
Dai-ichi Life Holdings, Inc.	102	1,625
Dentsu Group, Inc.	38	1,173
Fuyo General Lease Co. Ltd.	16	889
Hachijuni Bank Ltd. (The)	96	305
Hitachi Ltd.	50	2,251
Honda Motor Co. Ltd.	105	2,399
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Inpex Corp.	147	1,484
Isuzu Motors Ltd.	115	1,351
ITOCHU Corp.	49	1,269
Japan Post Holdings Co. Ltd.	193	1,299
Japan Post Insurance Co. Ltd.	74	1,094
Kamigumi Co. Ltd.	23	435
Kandenko Co. Ltd.	41	232
KDDI Corp.	105	3,100
Marubeni Corp.	185	1,624
Mitsubishi Corp.	98	2,663
Mitsubishi UFJ Financial Group, Inc.	731	3,454
Mitsui & Co. Ltd.	95	2,091
Mitsui Fudosan Co. Ltd.	74	1,423
Mizuho Financial Group, Inc.	178	1,923
MS&AD Insurance Group Holdings, Inc.	44	1,173
Nippon Steel Corp.	104	1,425
Nippon Telegraph & Telephone Corp.	98	2,714
Nomura Real Estate Holdings, Inc.	54	1,223
ORIX Corp.	119	1,751
Resona Holdings, Inc.	190	717
Sekisui House Ltd.	64	1,056
Shizuoka Financial Group, Inc.	91	573
SoftBank Corp.	211	2,078
Sojitz Corp.	71	1,040
Sompo Holdings, Inc.	23	971
Subaru Corp.	95	1,480
Sumitomo Corp.	94	1,194
Sumitomo Forestry Co. Ltd.	78	1,223
Sumitomo Mitsui Financial Group, Inc.	93	2,609
Sumitomo Mitsui Trust Holdings, Inc.	50	1,444
Sumitomo Warehouse Co. Ltd. (The)	70	946
Takeda Pharmaceutical Co. Ltd.	115	3,048
Tokyo Steel Manufacturing Co. Ltd.	53	457
Tokyo Tatemono Co. Ltd.	35	483
Tokyu Fudosan Holdings Corp.	219	1,113
Toyota Boshoku Corp.	74	944
Toyota Motor Corp.	565	7,838
Yamaha Motor Co. Ltd.	55	1,144
		76,312
Luxembourg — 0.5%
ArcelorMittal SA	77	1,724
Netherlands — 6.0%
ABN AMRO Bank NV, CVA (a)	91	896
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	49

JPMorgan International Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — continued
Aegon NV	337	1,560
ASR Nederland NV	30	1,298
Heijmans NV, CVA	100	1,012
Koninklijke Ahold Delhaize NV	91	2,529
Koninklijke BAM Groep NV *	372	812
NN Group NV	26	1,114
Randstad NV	13	629
Shell plc	419	11,620
		21,470
Norway — 3.0%
Aker BP ASA, SDR *	26	821
DNB Bank ASA	100	1,766
Elkem ASA (a)	230	763
Equinor ASA	80	2,918
Europris ASA (a)	133	792
Hoegh Autoliners ASA	31	175
Norsk Hydro ASA	170	1,078
Olav Thon Eiendomsselskap ASA	24	408
SpareBank 1 Nord Norge	80	666
SpareBank 1 SMN	42	459
SpareBank 1 SR-Bank ASA	46	470
Storebrand ASA	60	464
		10,780
Singapore — 1.4%
DBS Group Holdings Ltd.	64	1,555
Oversea-Chinese Banking Corp. Ltd.	207	1,775
StarHub Ltd.	378	286
United Overseas Bank Ltd.	68	1,328
		4,944
South Africa — 0.6%
Anglo American plc	76	2,281
Spain — 2.4%
Banco Bilbao Vizcaya Argentaria SA	518	2,672
Banco Santander SA (b)	944	2,448
CaixaBank SA	293	971
Repsol SA	148	2,015
Unicaja Banco SA	540	479
		8,585
Sweden — 2.2%
Bilia AB, Class A	24	252
Boliden AB	25	732
INVESTMENTS	SHARES (000)	VALUE ($000)

Sweden — continued
Loomis AB	31	873
MEKO AB	34	321
Securitas AB, Class B (b)	174	1,425
Skandinaviska Enskilda Banken AB, Class A	169	1,782
SSAB AB, Class B	189	877
Svenska Handelsbanken AB, Class A	173	1,602
		7,864
Switzerland — 5.8%
Julius Baer Group Ltd.	15	737
Mobilezone Holding AG (Registered)	51	807
Novartis AG (Registered)	126	10,202
Swiss Life Holding AG (Registered)	3	1,224
UBS Group AG (Registered)	245	3,892
Zurich Insurance Group AG	9	3,804
		20,666
United Kingdom — 12.7%
Aviva plc	210	1,007
Balfour Beatty plc	249	851
Barclays plc	969	1,647
Barratt Developments plc	139	601
Bellway plc	9	187
Berkeley Group Holdings plc	10	402
BP plc	1,192	6,595
BT Group plc	575	857
Centrica plc	1,490	1,309
CK Hutchison Holdings Ltd.	276	1,374
Crest Nicholson Holdings plc	84	195
Drax Group plc	122	731
DS Smith plc	319	1,062
HSBC Holdings plc	1,225	6,286
IG Group Holdings plc	56	508
Inchcape plc	157	1,341
Investec plc	278	1,395
JD Sports Fashion plc	818	914
JET2 plc *	54	531
Land Securities Group plc, REIT	157	1,026
Legal & General Group plc	752	2,011
Lloyds Banking Group plc	5,734	2,754
Man Group plc	271	673
Marks & Spencer Group plc *	530	642
Mitie Group plc	948	778
Morgan Sindall Group plc	20	348
NatWest Group plc	371	998
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan International Equity Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
OSB Group plc	172	821
Paragon Banking Group plc	75	365
Premier Foods plc	451	536
Redrow plc	48	231
Standard Chartered plc	163	974
Taylor Wimpey plc	325	350
Tesco plc	599	1,478
Vistry Group plc	77	531
Vodafone Group plc	1,914	2,235
WPP plc	106	933
		45,477
United States — 2.5%
GSK plc	253	4,142
Roche Holding AG	3	1,024
Stellantis NV	131	1,763
Stellantis NV	62	837
Tenaris SA	73	1,151
		8,917
Total Common Stocks (Cost $360,347)		341,057
Short-Term Investments — 5.4%
Investment Companies — 4.3%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (c) (d)(Cost $15,394)	15,392	15,394
Investment of Cash Collateral from Securities Loaned — 1.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	705	705
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	3,290	3,290
Total Investment of Cash Collateral from Securities Loaned (Cost $3,995)		3,995
Total Short-Term Investments (Cost $19,389)		19,389
Total Investments — 100.7% (Cost $379,736)		360,446
Liabilities in Excess of Other Assets — (0.7)%		(2,569)
NET ASSETS — 100.0%		357,877

Percentages indicated are based on net assets.

Abbreviations
CDI	Certificate of interbank deposits
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $3,806.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	51

JPMorgan International Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Banks	18.9%
Oil, Gas & Consumable Fuels	11.8
Insurance	8.6
Pharmaceuticals	7.7
Metals & Mining	7.6
Automobiles	6.9
Trading Companies & Distributors	3.1
Capital Markets	2.8
Diversified Telecommunication Services	2.3
Wireless Telecommunication Services	2.2
Industrial Conglomerates	2.2
Real Estate Management & Development	1.8
Food & Staples Retailing	1.7
Construction & Engineering	1.5
Household Durables	1.3
Commercial Services & Supplies	1.3
Multi-Utilities	1.2
Media	1.2
Others (each less than 1.0%)	10.5
Short-Term Investments	5.4
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan International Equity Funds	October 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
ASSETS:
Investments in non-affiliates, at value	$7,043,817	$2,479,058	$523,221
Investments in affiliates, at value	113,774	47,040	6,343
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	4,793	6,925	—
Cash	363	3,115	124
Foreign currency, at value	1,771	1,368	64
Deposits at broker for futures contracts	—	724	322
Receivables:
Investment securities sold	1,189	481	979
Fund shares sold	40,745	124,257	9,767
Dividends from non-affiliates	4,984	2,198	221
Dividends from affiliates	63	73	15
Tax reclaims	—	40	3,038
Securities lending income (See Note 2.C.)	—(a)	3	1
Variation margin on futures contracts	—	—	13
Total Assets	7,211,499	2,665,282	544,108
LIABILITIES:
Payables:
Investment securities purchased	—	—	2,970
Collateral received on securities loaned (See Note 2.C.)	4,793	6,925	—
Fund shares redeemed	13,131	115	1,045
Variation margin on futures contracts	—	31	—
Accrued liabilities:
Investment advisory fees	4,090	515	265
Administration fees	369	145	33
Distribution fees	105	—	16
Service fees	514	11	21
Custodian and accounting fees	610	346	29
Deferred foreign capital gains tax	32,221	6,549	—
Other	670	77	148
Total Liabilities	56,503	14,714	4,527
Net Assets	$7,154,996	$2,650,568	$539,581

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
NET ASSETS:
Paid-in-Capital	$7,860,400	$3,396,555	$700,213
Total distributable earnings (loss)	(705,404)	(745,987)	(160,632)
Total Net Assets	$7,154,996	$2,650,568	$539,581
Net Assets:
Class A	$358,077	$—	$64,573
Class C	35,997	—	5,096
Class I	1,871,401	171,538	83,608
Class L	1,282,832	—	15,568
Class R2	407	—	—
Class R3	11,182	—	—
Class R4	2,485	—	—
Class R5	12,712	—	—
Class R6	3,579,903	2,479,030	370,736
Total	$7,154,996	$2,650,568	$539,581
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,016	—	2,724
Class C	1,577	—	244
Class I	76,438	12,857	3,455
Class L	51,942	—	634
Class R2	17	—	—
Class R3	473	—	—
Class R4	102	—	—
Class R5	514	—	—
Class R6	145,017	186,780	15,169
Net Asset Value (a):
Class A — Redemption price per share	$23.85	$—	$23.70
Class C — Offering price per share (b)	22.82	—	20.85
Class I — Offering and redemption price per share	24.48	13.34	24.20
Class L — Offering and redemption price per share	24.70	—	24.54
Class R2 — Offering and redemption price per share	23.49	—	—
Class R3 — Offering and redemption price per share	23.67	—	—
Class R4 — Offering and redemption price per share	24.39	—	—
Class R5 — Offering and redemption price per share	24.69	—	—
Class R6 — Offering and redemption price per share	24.69	13.27	24.44
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$25.17	$—	$25.01
Cost of investments in non-affiliates	$7,368,331	$3,011,874	$527,921
Cost of investments in affiliates	113,774	47,042	6,343
Cost of foreign currency	—	1,369	64
Investment securities on loan, at value (See Note 2.C.)	4,595	6,699	—
Cost of investment of cash collateral (See Note 2.C.)	4,791	6,925	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$3,744,294	$1,062,924	$151,627
Investments in affiliates, at value	57,920	19,897	6,096
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	103,571	56,415	—
Options purchased, at value	—	—	1,806
Cash	87	55	811
Foreign currency, at value	103	398	233
Deposits at broker for futures contracts	—	—	616
Receivables:
Investment securities sold	56,993	—	—
Fund shares sold	1,468	9,841	5,416
Dividends from non-affiliates	4,238	1,049	340
Dividends from affiliates	218	30	15
Tax reclaims	8,223	4,104	390
Securities lending income (See Note 2.C.)	8	2	—
Total Assets	3,977,123	1,154,715	167,350
LIABILITIES:
Payables:
Investment securities purchased	19,733	—	—
Collateral received on securities loaned (See Note 2.C.)	103,571	56,415	—
Fund shares redeemed	40,698	2,538	579
Variation margin on futures contracts	—	—	24
Outstanding options written, at fair value	—	—	5,340
Accrued liabilities:
Investment advisory fees	1,378	460	8
Administration fees	100	—	—
Distribution fees	74	59	1
Service fees	137	111	33
Custodian and accounting fees	100	146	25
Other	142	205	133
Total Liabilities	165,933	59,934	6,143
Net Assets	$3,811,190	$1,094,781	$161,207
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$3,910,637	$1,245,611	$176,837
Total distributable earnings (loss)	(99,447)	(150,830)	(15,630)
Total Net Assets	$3,811,190	$1,094,781	$161,207
Net Assets:
Class A	$304,284	$237,262	$4,032
Class C	6,191	14,034	235
Class I	513,812	433,591	156,582
Class R2	16,764	1,477	—
Class R5	8,328	1,961	20
Class R6	2,961,811	406,456	338
Total	$3,811,190	$1,094,781	$161,207
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	20,627	12,117	287
Class C	446	729	17
Class I	34,174	21,814	11,060
Class R2	1,153	76	—
Class R5	551	99	1
Class R6	196,186	20,420	24
Net Asset Value (a):
Class A — Redemption price per share	$14.75	$19.58	$14.07
Class C — Offering price per share (b)	13.87	19.23	14.00
Class I — Offering and redemption price per share	15.04	19.88	14.16
Class R2 — Offering and redemption price per share	14.53	19.40	—
Class R5 — Offering and redemption price per share	15.13	19.89	14.19
Class R6 — Offering and redemption price per share	15.10	19.90	14.20
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.57	$20.66	$14.85
Cost of investments in non-affiliates	$3,666,547	$1,046,890	$160,682
Cost of investments in affiliates	57,919	19,898	6,096
Cost of options purchased	—	—	4,516
Cost of foreign currency	108	400	231
Investment securities on loan, at value (See Note 2.C.)	97,049	26,619	—
Cost of investment of cash collateral (See Note 2.C.)	103,567	56,412	—
Premiums received from options written	—	—	4,555

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$341,057
Investments in affiliates, at value	15,394
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	3,995
Cash	98
Foreign currency, at value	20
Receivables:
Investment securities sold	56
Fund shares sold	494
Dividends from non-affiliates	1,319
Dividends from affiliates	40
Tax reclaims	1,565
Securities lending income (See Note 2.C.)	3
Total Assets	364,041
LIABILITIES:
Payables:
Investment securities purchased	603
Collateral received on securities loaned (See Note 2.C.)	3,995
Fund shares redeemed	423
Accrued liabilities:
Investment advisory fees	67
Distribution fees	34
Service fees	30
Custodian and accounting fees	20
Other	992
Total Liabilities	6,164
Net Assets	$357,877
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022 (continued)
(Amounts in thousands, except per share amounts)
JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$461,581
Total distributable earnings (loss)	(103,704)
Total Net Assets	$357,877
Net Assets:
Class A	$160,039
Class C	1,791
Class I	29,816
Class L	5,451
Class R2	454
Class R5	29
Class R6	160,297
Total	$357,877
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,146
Class C	175
Class I	2,740
Class L	504
Class R2	44
Class R5	3
Class R6	14,887
Net Asset Value (a):
Class A — Redemption price per share	$10.57
Class C — Offering price per share (b)	10.23
Class I — Offering and redemption price per share	10.88
Class L — Offering and redemption price per share	10.83
Class R2 — Offering and redemption price per share	10.37
Class R5 — Offering and redemption price per share	10.75
Class R6 — Offering and redemption price per share	10.77
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.16
Cost of investments in non-affiliates	$360,347
Cost of investments in affiliates	15,394
Cost of foreign currency	20
Investment securities on loan, at value (See Note 2.C.)	3,806
Cost of investment of cash collateral (See Note 2.C.)	3,995

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan International Equity Funds	October 31, 2022

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022
(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$—	$4
Interest income from affiliates	1	3	—(a)
Dividend income from non-affiliates	160,318	106,440	20,030
Dividend income from affiliates	462	320	129
Income from securities lending (net) (See Note 2.C.)	93	55	175
Foreign taxes withheld (net)	(14,899)	(10,543)	(2,465)
Total investment income	145,977	96,275	17,873
EXPENSES:
Investment advisory fees	69,534	8,038	4,500
Administration fees	7,353	2,411	562
Distribution fees:
Class A	1,274	—	188
Class C	418	—	58
Class R2	2	—	—
Class R3	32	—	—
Service fees:
Class A	1,274	—	188
Class C	140	—	20
Class I	7,876	415	488
Class L	1,906	—	74
Class R2	1	—	—
Class R3	32	—	—
Class R4	8	—	—
Class R5	16	—	—
Custodian and accounting fees	4,496	2,166	156
Interest expense to affiliates	54	12	15
Professional fees	323	112	131
Trustees’ and Chief Compliance Officer’s fees	59	36	27
Printing and mailing costs	730	46	102
Registration and filing fees	222	105	62
Transfer agency fees (See Note 2.I.)	251	37	41
Other	775	61	82
Total expenses	96,776	13,439	6,694
Less fees waived	(4,150)	(2,070)	(82)
Less expense reimbursements	(114)	—	—
Net expenses	92,512	11,369	6,612
Net investment income (loss)	53,465	84,906	11,261

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	59

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022 (continued)
(Amounts in thousands)
	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(320,022)(a)	$(209,716)(b)	$(85,967)
Investments in affiliates	27	6	2
Futures contracts	—	(531)	1,173
Foreign currency transactions	(15,165)	(2,412)	(2,187)
Net realized gain (loss)	(335,160)	(212,653)	(86,979)
Distribution of capital gains received from investment company affiliates	—(c)	—	—
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(4,824,365)(d)	(1,083,790)(e)	(134,780)
Investments in affiliates	2	(2)	—
Futures contracts	—	(434)	(1,337)
Foreign currency translations	10,953	30	(435)
Change in net unrealized appreciation/depreciation	(4,813,410)	(1,084,196)	(136,552)
Net realized/unrealized gains (losses)	(5,148,570)	(1,296,849)	(223,531)
Change in net assets resulting from operations	$(5,095,105)	$(1,211,943)	$(212,270)

(a)
Net of foreign capital gains tax of $(17,795).
(b)
Net of foreign capital gains tax of $(3,891).
(c)
Amount rounds to less than one thousand.
(d)
Net of change in foreign capital gains tax of $47,297.
(e)
Net of change in foreign capital gains tax of $6,557.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$1	$3
Interest income from affiliates	—	—(a)	1
Dividend income from non-affiliates	132,705	58,979	5,164
Dividend income from affiliates	883	227	35
Income from securities lending (net) (See Note 2.C.)	730	117	—
Foreign taxes withheld (net)	(12,861)	(5,269)	(493)
Total investment income	121,459	54,055	4,710
EXPENSES:
Investment advisory fees	22,239	13,678	418
Administration fees	3,336	1,710	126
Distribution fees:
Class A	933	710	11
Class C	64	143	2
Class R2	104	9	—
Service fees:
Class A	933	710	11
Class C	22	48	1
Class I	1,499	1,628	406
Class R2	52	4	—
Class R5	9	2	—(a)
Custodian and accounting fees	607	496	100
Interest expense to affiliates	12	12	1
Professional fees	147	99	94
Trustees’ and Chief Compliance Officer’s fees	40	33	25
Printing and mailing costs	196	164	33
Registration and filing fees	109	194	123
Transfer agency fees (See Note 2.I.)	113	64	1
Other	149	132	23
Total expenses	30,564	19,836	1,375
Less fees waived	(5,256)	(4,476)	(357)
Less expense reimbursements	—	—(a)	—(a)
Net expenses	25,308	15,360	1,018
Net investment income (loss)	96,151	38,695	3,692

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	61

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022 (continued)
(Amounts in thousands)
	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(241,534)	$195,962	$(2,273)
Investments in affiliates	(54)	(3)	—
Options purchased	—	—	5,401
Futures contracts	—	71	(913)
Foreign currency transactions	(1,913)	(766)	(192)
Options written	—	—	14,601
Net realized gain (loss)	(243,501)	195,264	16,624
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,273,842)	(957,734)	(41,950)
Investments in affiliates	5	2	—
Options purchased	—	—	(1,067)
Futures contracts	—	—	120
Foreign currency translations	(950)	(473)	(26)
Options written	—	—	(2,504)
Change in net unrealized appreciation/depreciation	(1,274,787)	(958,205)	(45,427)
Net realized/unrealized gains (losses)	(1,518,288)	(762,941)	(28,803)
Change in net assets resulting from operations	$(1,422,137)	$(724,246)	$(25,111)
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—(a)
Interest income from affiliates	—(a)
Dividend income from non-affiliates	19,474
Dividend income from affiliates	155
Income from securities lending (net) (See Note 2.C.)	136
Foreign taxes withheld (net)	(1,740)
Total investment income	18,025
EXPENSES:
Investment advisory fees	2,109
Administration fees	288
Distribution fees:
Class A	441
Class C	20
Class R2	2
Service fees:
Class A	441
Class C	7
Class I	90
Class L	6
Class R2	1
Class R5	—(a)
Custodian and accounting fees	109
Interest expense to affiliates	2
Professional fees	26
Trustees’ and Chief Compliance Officer’s fees	26
Printing and mailing costs	15
Registration and filing fees	140
Transfer agency fees (See Note 2.I.)	19
Other	47
Total expenses	3,789
Less fees waived	(868)
Less expense reimbursements	(2)
Net expenses	2,919
Net investment income (loss)	15,106

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	63

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022 (continued)
(Amounts in thousands)
JPMorgan International Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(9,226)
Investments in affiliates	(2)
Futures contracts	(355)
Foreign currency transactions	(278)
Net realized gain (loss)	(9,861)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(78,719)
Investments in affiliates	—(a)
Futures contracts	(50)
Foreign currency translations	(225)
Change in net unrealized appreciation/depreciation	(78,994)
Net realized/unrealized gains (losses)	(88,855)
Change in net assets resulting from operations	$(73,749)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan International Equity Funds	October 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$53,465	$(660)	$84,906	$70,642
Net realized gain (loss)	(335,160)	570,100	(212,653)	184,068
Change in net unrealized appreciation/depreciation	(4,813,410)	749,583	(1,084,196)	221,738
Change in net assets resulting from operations	(5,095,105)	1,319,023	(1,211,943)	476,448
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(22,535)	—	—	—
Class C	(2,610)	—	—	—
Class I	(162,208)	(4,875)	(231)	(1)
Class L	(91,277)	(3,336)	—	—
Class R2	(19)	—	—	—
Class R3	(504)	—	—	—
Class R4	(135)	(1)	—	—
Class R5	(704)	(80)	—	—
Class R6	(206,914)	(10,851)	(199,236)	(50,836)
Total distributions to shareholders	(486,906)	(19,143)	(199,467)	(50,837)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,098,777)	1,315,679	268,590	527,435
NET ASSETS:
Change in net assets	(6,680,788)	2,615,559	(1,142,820)	953,046
Beginning of period	13,835,784	11,220,225	3,793,388	2,840,342
End of period	$7,154,996	$13,835,784	$2,650,568	$3,793,388
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,261	$12,685	$96,151	$80,677
Net realized gain (loss)	(86,979)	65,264	(243,501)	332,125
Change in net unrealized appreciation/depreciation	(136,552)	119,032	(1,274,787)	630,933
Change in net assets resulting from operations	(212,270)	196,981	(1,422,137)	1,043,735
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,773)	(839)	(27,845)	(3,040)
Class C	(188)	(80)	(669)	(42)
Class I	(9,923)	(772)	(38,399)	(4,786)
Class L	(2,043)	(920)	—	—
Class R2	—	—	(1,477)	(292)
Class R5	—	—	(678)	(99)
Class R6	(11,157)	(4,405)	(256,785)	(33,732)
Total distributions to shareholders	(25,084)	(7,016)	(325,853)	(41,991)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(297,583)	445,725	713,463	913,051
NET ASSETS:
Change in net assets	(534,937)	635,690	(1,034,527)	1,914,795
Beginning of period	1,074,518	438,828	4,845,717	2,930,922
End of period	$539,581	$1,074,518	$3,811,190	$4,845,717
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$38,695	$58,536	$3,692	$2,600
Net realized gain (loss)	195,264	75,956	16,624	(5,465)
Change in net unrealized appreciation/depreciation	(958,205)	610,179	(45,427)	26,744
Change in net assets resulting from operations	(724,246)	744,671	(25,111)	23,879
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,362)	(1,160)	(77)	(29)
Class C	(261)	(42)	(6)	(1)
Class I	(14,693)	(4,486)	(4,049)	(2,175)
Class R2	(21)	(9)	—	—
Class R5	(56)	(32)	(1)	(1)
Class R6	(50,762)	(28,297)	(4)	(1)
Total distributions to shareholders	(71,155)	(34,026)	(4,137)	(2,207)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,030,106)	407,973	37,679	(6,164)
NET ASSETS:
Change in net assets	(2,825,507)	1,118,618	8,431	15,508
Beginning of period	3,920,288	2,801,670	152,776	137,268
End of period	$1,094,781	$3,920,288	$161,207	$152,776
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan International Value Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,106	$13,022
Net realized gain (loss)	(9,861)	4,345
Change in net unrealized appreciation/depreciation	(78,994)	104,838
Change in net assets resulting from operations	(73,749)	122,205
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,496)	(4,156)
Class C	(136)	(106)
Class I	(1,804)	(914)
Class L	(331)	(192)
Class R2	(22)	(11)
Class R5	(2)	(3)
Class R6	(7,825)	(3,877)
Total distributions to shareholders	(18,616)	(9,259)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	53,543	15,889
NET ASSETS:
Change in net assets	(38,822)	128,835
Beginning of period	396,699	267,864
End of period	$357,877	$396,699
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$106,700	$254,285	$—	$—
Distributions reinvested	21,957	—	—	—
Cost of shares redeemed	(198,433)	(192,488)	—	—
Change in net assets resulting from Class A capital transactions	(69,776)	61,797	—	—
Class C
Proceeds from shares issued	1,744	21,002	—	—
Distributions reinvested	2,464	—	—	—
Cost of shares redeemed	(19,963)	(18,983)	—	—
Change in net assets resulting from Class C capital transactions	(15,755)	2,019	—	—
Class I
Proceeds from shares issued	1,051,591	2,529,253	338,191	6,294
Distributions reinvested	152,054	4,534	232	1
Cost of shares redeemed	(2,325,538)	(2,287,926)	(94,988)	(466)
Change in net assets resulting from Class I capital transactions	(1,121,893)	245,861	243,435	5,829
Class L
Proceeds from shares issued	564,411	1,202,345	—	—
Distributions reinvested	90,633	3,299	—	—
Cost of shares redeemed	(934,130)	(693,103)	—	—
Change in net assets resulting from Class L capital transactions	(279,086)	512,541	—	—
Class R2
Proceeds from shares issued	143	415	—	—
Distributions reinvested	19	—	—	—
Cost of shares redeemed	(69)	(288)	—	—
Change in net assets resulting from Class R2 capital transactions	93	127	—	—
Class R3
Proceeds from shares issued	5,710	13,765	—	—
Distributions reinvested	227	—	—	—
Cost of shares redeemed	(2,826)	(5,183)	—	—
Change in net assets resulting from Class R3 capital transactions	3,111	8,582	—	—
Class R4
Proceeds from shares issued	891	2,383	—	—
Distributions reinvested	135	1	—	—
Cost of shares redeemed	(693)	(1,833)	—	—
Change in net assets resulting from Class R4 capital transactions	333	551	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$4,443	$18,329	$—	$—
Distributions reinvested	651	79	—	—
Cost of shares redeemed	(4,459)	(63,474)	—	—
Change in net assets resulting from Class R5 capital transactions	635	(45,066)	—	—
Class R6
Proceeds from shares issued	1,626,066	2,782,507	1,143,019	1,383,412
Distributions reinvested	189,280	9,925	199,235	50,835
Cost of shares redeemed	(1,431,785)	(2,263,165)	(1,317,099)	(912,641)
Change in net assets resulting from Class R6 capital transactions	383,561	529,267	25,155	521,606
Total change in net assets resulting from capital transactions	$(1,098,777)	$1,315,679	$268,590	$527,435
SHARE TRANSACTIONS:
Class A
Issued	3,408	6,043	—	—
Reinvested	591	—	—	—
Redeemed	(6,307)	(4,582)	—	—
Change in Class A Shares	(2,308)	1,461	—	—
Class C
Issued	56	523	—	—
Reinvested	69	—	—	—
Redeemed	(663)	(464)	—	—
Change in Class C Shares	(538)	59	—	—
Class I
Issued	32,274	58,966	18,701	281
Reinvested	3,999	106	12	—(a)
Redeemed	(74,112)	(52,366)	(6,117)	(22)
Change in Class I Shares	(37,839)	6,706	12,596	259
Class L
Issued	17,254	27,731	—	—
Reinvested	2,366	77	—	—
Redeemed	(29,603)	(15,762)	—	—
Change in Class L Shares	(9,983)	12,046	—	—
Class R2
Issued	4	10	—	—
Reinvested	1	—	—	—
Redeemed	(2)	(7)	—	—
Change in Class R2 Shares	3	3	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
SHARE TRANSACTIONS: (continued)
Class R3
Issued	191	334	—	—
Reinvested	6	—	—	—
Redeemed	(94)	(124)	—	—
Change in Class R3 Shares	103	210	—	—
Class R4
Issued	27	54	—	—
Reinvested	4	—(a)	—	—
Redeemed	(21)	(42)	—	—
Change in Class R4 Shares	10	12	—	—
Class R5
Issued	140	416	—	—
Reinvested	17	2	—	—
Redeemed	(137)	(1,466)	—	—
Change in Class R5 Shares	20	(1,048)	—	—
Class R6
Issued	50,537	63,838	70,374	64,804
Reinvested	4,950	232	10,435	2,474
Redeemed	(45,388)	(51,699)	(76,413)	(42,567)
Change in Class R6 Shares	10,099	12,371	4,396	24,711

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,210	$6,061	$64,303	$128,373
Distributions reinvested	1,698	805	27,642	3,017
Cost of shares redeemed	(10,121)	(15,952)	(73,469)	(50,637)
Change in net assets resulting from Class A capital transactions	(3,213)	(9,086)	18,476	80,753
Class C
Proceeds from shares issued	158	543	1,073	2,112
Distributions reinvested	184	79	669	42
Cost of shares redeemed	(4,364)	(4,769)	(3,015)	(3,467)
Change in net assets resulting from Class C capital transactions	(4,022)	(4,147)	(1,273)	(1,313)
Class I
Proceeds from shares issued	83,067	412,233	439,834	217,953
Distributions reinvested	9,021	721	38,299	4,774
Cost of shares redeemed	(370,731)	(48,189)	(314,861)	(91,184)
Change in net assets resulting from Class I capital transactions	(278,643)	364,765	163,272	131,543
Class L
Proceeds from shares issued	12,743	11,606	—	—
Distributions reinvested	2,037	917	—	—
Cost of shares redeemed	(61,116)	(6,155)	—	—
Change in net assets resulting from Class L capital transactions	(46,336)	6,368	—	—
Class R2
Proceeds from shares issued	—	—	4,712	5,946
Distributions reinvested	—	—	1,474	289
Cost of shares redeemed	—	—	(5,886)	(9,508)
Change in net assets resulting from Class R2 capital transactions	—	—	300	(3,273)
Class R5
Proceeds from shares issued	—	—	2,974	4,537
Distributions reinvested	—	—	650	95
Cost of shares redeemed	—	—	(2,313)	(3,471)
Change in net assets resulting from Class R5 capital transactions	—	—	1,311	1,161
Class R6
Proceeds from shares issued	72,496	135,760	1,168,411	1,637,397
Distributions reinvested	10,393	4,405	256,061	33,605
Cost of shares redeemed	(48,258)	(52,340)	(893,095)	(966,822)
Change in net assets resulting from Class R6 capital transactions	34,631	87,825	531,377	704,180
Total change in net assets resulting from capital transactions	$(297,583)	$445,725	$713,463	$913,051
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
SHARE TRANSACTIONS:
Class A
Issued	189	204	3,518	6,338
Reinvested	58	31	1,370	155
Redeemed	(380)	(561)	(4,281)	(2,491)
Change in Class A Shares	(133)	(326)	607	4,002
Class C
Issued	7	21	62	108
Reinvested	7	3	35	2
Redeemed	(185)	(189)	(185)	(179)
Change in Class C Shares	(171)	(165)	(88)	(69)
Class I
Issued	2,991	13,177	24,681	10,466
Reinvested	301	27	1,865	242
Redeemed	(13,869)	(1,563)	(18,906)	(4,423)
Change in Class I Shares	(10,577)	11,641	7,640	6,285
Class L
Issued	453	384	—	—
Reinvested	67	34	—	—
Redeemed	(2,576)	(212)	—	—
Change in Class L Shares	(2,056)	206	—	—
Class R2
Issued	—	—	272	296
Reinvested	—	—	74	15
Redeemed	—	—	(347)	(468)
Change in Class R2 Shares	—	—	(1)	(157)
Class R5
Issued	—	—	169	219
Reinvested	—	—	32	5
Redeemed	—	—	(123)	(165)
Change in Class R5 Shares	—	—	78	59
Class R6
Issued	2,666	4,263	63,877	79,648
Reinvested	345	163	12,433	1,702
Redeemed	(1,835)	(1,668)	(51,308)	(46,388)
Change in Class R6 Shares	1,176	2,758	25,002	34,962
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$89,525	$195,801	$4,000	$3,079
Distributions reinvested	5,307	1,132	77	29
Cost of shares redeemed	(95,703)	(32,379)	(2,799)	(1,473)
Change in net assets resulting from Class A capital transactions	(871)	164,554	1,278	1,635
Class C
Proceeds from shares issued	1,726	8,415	135	184
Distributions reinvested	259	42	6	1
Cost of shares redeemed	(5,622)	(3,542)	(172)	(7)
Change in net assets resulting from Class C capital transactions	(3,637)	4,915	(31)	178
Class I
Proceeds from shares issued	302,480	534,780	125,491	57,032
Distributions reinvested	14,119	4,249	3,842	2,032
Cost of shares redeemed	(483,530)	(182,797)	(93,112)	(67,180)
Change in net assets resulting from Class I capital transactions	(166,931)	356,232	36,221	(8,116)
Class R2
Proceeds from shares issued	691	947	—	—
Distributions reinvested	21	9	—	—
Cost of shares redeemed	(731)	(716)	—	—
Change in net assets resulting from Class R2 capital transactions	(19)	240	—	—
Class R5
Proceeds from shares issued	421	424	—	—
Distributions reinvested	56	32	1	—(a)
Cost of shares redeemed	(853)	(749)	—	—
Change in net assets resulting from Class R5 capital transactions	(376)	(293)	1	—(a)
Class R6
Proceeds from shares issued	142,067	452,976	251	151
Distributions reinvested	50,271	28,297	4	1
Cost of shares redeemed	(814,180)	(598,948)	(45)	(13)
Redemptions in-kind	(1,236,430)	—	—	—
Change in net assets resulting from Class R6 capital transactions	(1,858,272)	(117,675)	210	139
Total change in net assets resulting from capital transactions	$(2,030,106)	$407,973	$37,679	$(6,164)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
SHARE TRANSACTIONS:
Class A
Issued	3,793	7,283	254	192
Reinvested	205	45	5	2
Redeemed	(4,132)	(1,217)	(185)	(92)
Change in Class A Shares	(134)	6,111	74	102
Class C
Issued	69	316	9	11
Reinvested	10	2	—(a)	—(a)
Redeemed	(247)	(134)	(11)	—(a)
Change in Class C Shares	(168)	184	(2)	11
Class I
Issued	12,761	19,663	8,117	3,560
Reinvested	538	165	241	135
Redeemed	(21,255)	(6,676)	(6,134)	(4,418)
Change in Class I Shares	(7,956)	13,152	2,224	(723)
Class R2
Issued	30	36	—	—
Reinvested	1	—(a)	—	—
Redeemed	(31)	(26)	—	—
Change in Class R2 Shares	—	10	—	—
Class R5
Issued	19	15	—	—
Reinvested	2	1	—(a)	—(a)
Redeemed	(35)	(27)	—	—
Change in Class R5 Shares	(14)	(11)	—(a)	—(a)
Class R6
Issued	6,013	16,687	17	9
Reinvested	1,917	1,099	—(a)	—(a)
Redeemed	(32,570)	(22,086)	(3)	(1)
Redemptions in-kind	(52,192)	—	—	—
Change in Class R6 Shares	(76,832)	(4,300)	14	8

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan International Value Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,527	$39,262
Distributions reinvested	8,400	4,095
Cost of shares redeemed	(31,122)	(34,717)
Change in net assets resulting from Class A capital transactions	14,805	8,640
Class C
Proceeds from shares issued	234	165
Distributions reinvested	135	104
Cost of shares redeemed	(1,871)	(2,175)
Change in net assets resulting from Class C capital transactions	(1,502)	(1,906)
Class I
Proceeds from shares issued	10,688	12,348
Distributions reinvested	1,784	829
Cost of shares redeemed	(13,058)	(11,848)
Change in net assets resulting from Class I capital transactions	(586)	1,329
Class L
Proceeds from shares issued	397	2,881
Distributions reinvested	310	179
Cost of shares redeemed	(803)	(3,956)
Change in net assets resulting from Class L capital transactions	(96)	(896)
Class R2
Proceeds from shares issued	69	175
Distributions reinvested	22	11
Cost of shares redeemed	(31)	(252)
Change in net assets resulting from Class R2 capital transactions	60	(66)
Class R5
Proceeds from shares issued	25	21
Distributions reinvested	2	3
Cost of shares redeemed	(54)	(64)
Change in net assets resulting from Class R5 capital transactions	(27)	(40)
Class R6
Proceeds from shares issued	69,981	52,793
Distributions reinvested	7,790	3,621
Cost of shares redeemed	(36,882)	(47,586)
Change in net assets resulting from Class R6 capital transactions	40,889	8,828
Total change in net assets resulting from capital transactions	$53,543	$15,889
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan International Value Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021
SHARE TRANSACTIONS:
Class A
Issued	3,140	3,054
Reinvested	685	356
Redeemed	(2,627)	(2,757)
Change in Class A Shares	1,198	653
Class C
Issued	21	12
Reinvested	11	10
Redeemed	(158)	(181)
Change in Class C Shares	(126)	(159)
Class I
Issued	850	923
Reinvested	141	70
Redeemed	(1,082)	(921)
Change in Class I Shares	(91)	72
Class L
Issued	33	219
Reinvested	25	15
Redeemed	(65)	(301)
Change in Class L Shares	(7)	(67)
Class R2
Issued	6	14
Reinvested	2	1
Redeemed	(3)	(20)
Change in Class R2 Shares	5	(5)
Class R5
Issued	2	2
Reinvested	—(a)	—(a)
Redeemed	(4)	(5)
Change in Class R5 Shares	(2)	(3)
Class R6
Issued	5,786	4,060
Reinvested	626	310
Redeemed	(3,067)	(3,744)
Change in Class R6 Shares	3,345	626

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Equity Fund
Class A
Year Ended October 31, 2022	$40.54	$0.06	$(15.42)	$(15.36)	$(0.07)	$(1.26)	$(1.33)
Year Ended October 31, 2021	36.44	(0.14)	4.24	4.10	—	—	—
Year Ended October 31, 2020	30.07	(0.02)	6.56	6.54	(0.17)	—	(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)	—	(0.12)
Year Ended October 31, 2018	27.58	0.14	(3.84)	(3.70)	(0.04)	—	(0.04)
Class C
Year Ended October 31, 2022	38.96	(0.10)	(14.78)	(14.88)	—	(1.26)	(1.26)
Year Ended October 31, 2021	35.20	(0.34)	4.10	3.76	—	—	—
Year Ended October 31, 2020	29.07	(0.18)	6.35	6.17	(0.04)	—	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)	—	(0.03)
Year Ended October 31, 2018	26.80	0.02	(3.74)	(3.72)	—(d)	—	—(d)
Class I
Year Ended October 31, 2022	41.60	0.12	(15.81)	(15.69)	(0.17)	(1.26)	(1.43)
Year Ended October 31, 2021	37.34	(0.04)	4.34	4.30	(0.04)	—	(0.04)
Year Ended October 31, 2020	30.79	0.05	6.75	6.80	(0.25)	—	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)	—	(0.22)
Year Ended October 31, 2018	28.29	0.24	(3.96)	(3.72)	(0.12)	—	(0.12)
Class L
Year Ended October 31, 2022	41.96	0.17	(15.95)	(15.78)	(0.22)	(1.26)	(1.48)
Year Ended October 31, 2021	37.64	0.01	4.37	4.38	(0.06)	—	(0.06)
Year Ended October 31, 2020	31.03	0.08	6.80	6.88	(0.27)	—	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)	—	(0.24)
Year Ended October 31, 2018	28.49	0.26	(3.99)	(3.73)	(0.13)	—	(0.13)
Class R2
Year Ended October 31, 2022	39.99	(0.02)	(15.22)	(15.24)	—	(1.26)	(1.26)
Year Ended October 31, 2021	36.06	(0.26)	4.19	3.93	—	—	—
Year Ended October 31, 2020	29.78	(0.13)	6.52	6.39	(0.11)	—	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)	—	(0.16)
Year Ended October 31, 2018	27.57	0.07	(3.83)	(3.76)	(0.08)	—	(0.08)
Class R3
Year Ended October 31, 2022	40.30	0.06	(15.32)	(15.26)	(0.11)	(1.26)	(1.37)
Year Ended October 31, 2021	36.25	(0.15)	4.20	4.05	—	—	—
Year Ended October 31, 2020	29.96	(0.05)	6.55	6.50	(0.21)	—	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)	—	(0.13)
Year Ended October 31, 2018	27.59	0.22	(3.92)	(3.70)	(0.11)	—	(0.11)
Class R4
Year Ended October 31, 2022	41.45	0.13	(15.77)	(15.64)	(0.16)	(1.26)	(1.42)
Year Ended October 31, 2021	37.20	(0.05)	4.32	4.27	(0.02)	—	(0.02)
Year Ended October 31, 2020	30.68	0.04	6.70	6.74	(0.22)	—	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.28	0.18	(3.91)	(3.73)	(0.13)	—	(0.13)
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$23.85	(39.06)%	$358,077	1.25%	0.19%	1.33%	18%
40.54	11.25	702,288	1.24	(0.33)	1.30	25
36.44	21.84	578,112	1.24	(0.06)	1.33	15
30.07	26.77	524,357	1.24	0.69	1.47	34
23.84	(13.44)	369,490	1.24	0.51	1.52	13

22.82	(39.36)	35,997	1.75	(0.35)	1.83	18
38.96	10.68	82,409	1.74	(0.83)	1.80	25
35.20	21.24	72,364	1.74	(0.58)	1.83	15
29.07	26.12	56,830	1.74	0.15	1.98	34
23.08	(13.87)	43,612	1.74	0.06	2.02	13

24.48	(38.92)	1,871,401	1.00	0.37	1.07	18
41.60	11.51	4,753,438	0.99	(0.09)	1.05	25
37.34	22.19	4,016,180	0.99	0.15	1.07	15
30.79	27.04	1,725,882	0.99	0.94	1.21	34
24.45	(13.23)	773,142	0.99	0.84	1.26	13

24.70	(38.84)	1,282,832	0.90	0.53	0.92	18
41.96	11.63	2,598,326	0.89	0.02	0.90	25
37.64	22.29	1,877,489	0.89	0.25	0.92	15
31.03	27.20	926,781	0.89	1.00	1.06	34
24.63	(13.16)	475,997	0.89	0.91	1.11	13

23.49	(39.24)	407	1.55	(0.07)	1.83	18
39.99	10.90	585	1.54	(0.63)	1.78	25
36.06	21.51	414	1.54	(0.41)	2.00	15
29.78	26.35	145	1.54	0.31	2.26	34
23.73	(13.69)	95	1.54	0.26	2.04	13

23.67	(39.08)	11,182	1.30	0.19	1.32	18
40.30	11.17	14,918	1.29	(0.36)	1.30	25
36.25	21.80	5,797	1.29	(0.15)	1.33	15
29.96	26.67	2,151	1.29	0.90	1.49	34
23.78	(13.49)	341	1.29	0.81	1.59	13

24.39	(38.93)	2,485	1.05	0.43	1.08	18
41.45	11.48	3,810	1.04	(0.12)	1.06	25
37.20	22.09	2,962	1.04	0.12	1.08	15
30.68	26.98	1,300	1.04	0.94	1.23	34
24.42	(13.25)	26	1.04	0.63	1.62	13
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Equity Fund (continued)
Class R5
Year Ended October 31, 2022	$41.88	$0.18	$(15.96)	$(15.78)	$(0.15)	$(1.26)	$(1.41)
Year Ended October 31, 2021	37.56	0.01	4.36	4.37	(0.05)	—	(0.05)
Year Ended October 31, 2020	30.96	0.08	6.78	6.86	(0.26)	—	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.47	0.39	(4.11)	(3.72)	(0.15)	—	(0.15)
Class R6
Year Ended October 31, 2022	41.95	0.21	(15.95)	(15.74)	(0.26)	(1.26)	(1.52)
Year Ended October 31, 2021	37.61	0.05	4.37	4.42	(0.08)	—	(0.08)
Year Ended October 31, 2020	31.00	0.12	6.78	6.90	(0.29)	—	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.46	0.29	(3.99)	(3.70)	(0.16)	—	(0.16)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$24.69	(38.86)%	$12,712	0.90%	0.55%	0.93%	18%
41.88	11.64	20,676	0.89	0.02	0.91	25
37.56	22.29	57,909	0.89	0.26	0.93	15
30.96	27.19	41,872	0.89	1.08	1.08	34
24.60	(13.14)	1,672	0.89	1.37	1.11	13

24.69	(38.78)	3,579,903	0.80	0.67	0.82	18
41.95	11.75	5,659,334	0.79	0.11	0.80	25
37.61	22.39	4,608,998	0.79	0.37	0.82	15
31.00	27.36	3,034,359	0.79	1.09	0.96	34
24.60	(13.08)	2,936,830	0.79	1.00	1.01	13
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Year Ended October 31, 2022	$20.87	$0.48	$(6.96)	$(6.48)	$(0.52)	$(0.53)	$(1.05)
Year Ended October 31, 2021	18.11	0.51	2.56	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.78	0.33	1.04	1.37	—	(0.04)	(0.04)
January 30, 2019 (f) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—
Class R6
Year Ended October 31, 2022	20.77	0.45	(6.88)	(6.43)	(0.54)	(0.53)	(1.07)
Year Ended October 31, 2021	18.01	0.42	2.65	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.80	0.31	1.07	1.38	(0.13)	(0.04)	(0.17)
December 11, 2018 (h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$13.34	(32.53)%	$171,538	0.45%	3.00%	0.68%	34%
20.87	16.95	5,435	0.45	2.36	0.69	53
18.11	8.15	33	0.45	1.98	1.39	47
16.78	3.45	5	0.44(g)	2.52(g)	0.70(g)	28

13.27	(32.48)	2,479,030	0.35	2.62	0.40	34
20.77	17.09	3,787,953	0.35	1.97	0.40	53
18.01	8.22	2,840,309	0.35	1.87	0.41	47
16.80	12.60	2,090,569	0.34(g)	2.90(g)	0.46(g)	28
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Year Ended October 31, 2022	$30.91	$0.36	$(6.95)	$(6.59)	$(0.62)
Year Ended October 31, 2021	21.64	0.40(f)	9.14	9.54	(0.27)
Year Ended October 31, 2020	24.25	0.25	(2.16)	(1.91)	(0.70)
Year Ended October 31, 2019	23.01	0.61	1.18	1.79	(0.55)
Year Ended October 31, 2018	27.04	0.42	(4.08)	(3.66)	(0.37)
Class C
Year Ended October 31, 2022	27.25	0.20	(6.13)	(5.93)	(0.47)
Year Ended October 31, 2021	19.10	0.22(f)	8.08	8.30	(0.15)
Year Ended October 31, 2020	21.47	0.12	(1.91)	(1.79)	(0.58)
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Class I
Year Ended October 31, 2022	31.57	0.24	(6.88)	(6.64)	(0.73)
Year Ended October 31, 2021	22.10	0.47(f)	9.33	9.80	(0.33)
Year Ended October 31, 2020	24.75	0.31	(2.19)	(1.88)	(0.77)
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Class L
Year Ended October 31, 2022	31.99	0.52	(7.22)	(6.70)	(0.75)
Year Ended October 31, 2021	22.38	0.54(f)	9.44	9.98	(0.37)
Year Ended October 31, 2020	25.05	0.35	(2.23)	(1.88)	(0.79)
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Class R6
Year Ended October 31, 2022	31.86	0.49	(7.13)	(6.64)	(0.78)
Year Ended October 31, 2021	22.29	0.55(f)	9.41	9.96	(0.39)
Year Ended October 31, 2020	24.96	0.37	(2.22)	(1.85)	(0.82)
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)
October 1, 2018 (g) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.38, $0.20, $0.45, $0.52 and $0.53 for Class A, Class C, Class I, Class L and Class R6, respectively, and the net investment income (loss) ratios would have been 1.29%, 0.78%, 1.44%, 1.70% and 1.75% for Class A, Class C, Class I, Class L and Class R6, respectively.

(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$23.70	(21.70)%	$64,573	1.25%	1.37%	1.28%	75%
30.91	44.30	88,315	1.24	1.37(f)	1.26	92
21.64	(8.21)	68,882	1.24	1.09	1.28	159
24.25	8.14	98,294	1.24	2.67	1.31	83
23.01	(13.72)	124,681	1.24	1.58	1.29	149

20.85	(22.09)	5,096	1.75	0.82	1.78	75
27.25	43.56	11,313	1.74	0.86(f)	1.77	92
19.10	(8.68)	11,082	1.74	0.59	1.77	159
21.47	7.64	19,798	1.74	2.15	1.80	83
20.39	(14.18)	31,125	1.74	1.08	1.79	149

24.20	(21.48)	83,608	0.98	0.81	1.00	75
31.57	44.61	443,053	0.98	1.52(f)	0.99	92
22.10	(7.98)	52,841	0.99	1.33	1.01	159
24.75	8.44	86,582	0.99	2.86	1.05	83
23.48	(13.53)	139,858	0.99	1.84	1.04	149

24.54	(21.39)	15,568	0.85	1.87	0.86	75
31.99	44.88	86,054	0.84	1.78(f)	0.85	92
22.38	(7.86)	55,597	0.85	1.49	0.86	159
25.05	8.49	65,686	0.89	2.77	0.90	83
23.70	(13.41)	389,665	0.88	1.88	0.89	149

24.44	(21.31)	370,736	0.75	1.81	0.76	75
31.86	45.01	445,783	0.74	1.83(f)	0.75	92
22.29	(7.79)	250,426	0.75	1.61	0.76	159
24.96	8.65	271,885	0.79	3.17	0.79	83
23.70	(9.95)	18	0.82	0.67	0.83	149
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Year Ended October 31, 2022	$21.63	$0.31	$(5.83)	$(5.52)	$(0.37)	$(0.99)	$(1.36)
Year Ended October 31, 2021	16.47	0.30(d)	5.04	5.34	(0.18)	—	(0.18)
Year Ended October 31, 2020	17.27	0.19	(0.49)	(0.30)	(0.50)	—	(0.50)
Year Ended October 31, 2019	15.56	0.33	1.89	2.22	(0.33)	(0.18)	(0.51)
Year Ended October 31, 2018	17.81	0.33	(2.33)	(2.00)	(0.25)	—	(0.25)
Class C
Year Ended October 31, 2022	20.41	0.20	(5.48)	(5.28)	(0.27)	(0.99)	(1.26)
Year Ended October 31, 2021	15.53	0.18(d)	4.77	4.95	(0.07)	—	(0.07)
Year Ended October 31, 2020	16.29	0.09	(0.45)	(0.36)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25	(2.23)	(1.98)	(0.17)	—	(0.17)
Class I
Year Ended October 31, 2022	22.02	0.38	(5.95)	(5.57)	(0.42)	(0.99)	(1.41)
Year Ended October 31, 2021	16.76	0.36(d)	5.13	5.49	(0.23)	—	(0.23)
Year Ended October 31, 2020	17.56	0.21	(0.47)	(0.26)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41	(2.40)	(1.99)	(0.28)	—	(0.28)
Class R2
Year Ended October 31, 2022	21.31	0.25	(5.74)	(5.49)	(0.30)	(0.99)	(1.29)
Year Ended October 31, 2021	16.31	0.23(d)	4.99	5.22	(0.22)	—	(0.22)
Year Ended October 31, 2020	17.14	0.13	(0.48)	(0.35)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29	(2.33)	(2.04)	(0.22)	—	(0.22)
Class R5
Year Ended October 31, 2022	22.14	0.38	(5.96)	(5.58)	(0.44)	(0.99)	(1.43)
Year Ended October 31, 2021	16.85	0.39(d)	5.15	5.54	(0.25)	—	(0.25)
Year Ended October 31, 2020	17.60	0.24	(0.48)	(0.24)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41	(2.40)	(1.99)	(0.29)	—	(0.29)
Class R6
Year Ended October 31, 2022	22.10	0.39	(5.94)	(5.55)	(0.46)	(0.99)	(1.45)
Year Ended October 31, 2021	16.81	0.42(d)	5.13	5.55	(0.26)	—	(0.26)
Year Ended October 31, 2020	17.61	0.26	(0.49)	(0.23)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43	(2.39)	(1.96)	(0.31)	—	(0.31)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$14.75	(27.15)%	$304,284	0.95%	1.76%	1.11%	31%
21.63	32.56	433,033	0.95	1.47(d)	1.11	35
16.47	(1.88)	263,791	0.95	1.17	1.12	28
17.27	14.93	328,312	0.95	2.03	1.22	25
15.56	(11.42)	240,394	0.95	1.88	1.32	33

13.87	(27.51)	6,191	1.45	1.23	1.64	31
20.41	31.94	10,899	1.45	0.91(d)	1.62	35
15.53	(2.38)	9,358	1.45	0.61	1.62	28
16.29	14.39	14,549	1.45	1.51	1.74	25
14.68	(11.89)	18,899	1.45	1.48	1.83	33

15.04	(26.95)	513,812	0.70	2.16	0.86	31
22.02	32.94	584,191	0.70	1.71(d)	0.86	35
16.76	(1.64)	339,416	0.70	1.26	0.86	28
17.56	15.20	190,885	0.70	2.22	0.96	25
15.82	(11.20)	179,831	0.70	2.30	1.06	33

14.53	(27.36)	16,764	1.25	1.46	1.46	31
21.31	32.18	24,598	1.25	1.13(d)	1.47	35
16.31	(2.21)	21,379	1.25	0.79	1.37	28
17.14	14.58	2,099	1.25	1.75	1.57	25
15.44	(11.68)	1,833	1.25	1.64	1.60	33

15.13	(26.88)	8,328	0.60	2.13	0.71	31
22.14	33.04	10,463	0.60	1.85(d)	0.71	35
16.85	(1.52)	6,970	0.60	1.41	0.72	28
17.60	15.38	3,778	0.60	2.31	0.83	25
15.85	(11.16)	19,516	0.60	2.31	0.91	33

15.10	(26.81)	2,961,811	0.50	2.22	0.61	31
22.10	33.20	3,782,533	0.50	1.98(d)	0.60	35
16.81	(1.46)	2,290,008	0.50	1.56	0.61	28
17.61	15.50	2,457,383	0.50	2.46	0.72	25
15.86	(11.04)	3,808,621	0.50	2.42	0.81	33
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund
Class A
Year Ended October 31, 2022	$27.55	$0.41	$(7.95)	$(7.54)	$(0.43)
Year Ended October 31, 2021	22.07	0.35(d)	5.32	5.67	(0.19)
Year Ended October 31, 2020	21.15	0.18	0.75	0.93	(0.01)
Year Ended October 31, 2019	18.24	0.26	3.02	3.28	(0.37)
Year Ended October 31, 2018	21.14	0.36	(3.13)	(2.77)	(0.13)
Class C
Year Ended October 31, 2022	27.06	0.29	(7.83)	(7.54)	(0.29)
Year Ended October 31, 2021	21.68	0.20(d)	5.24	5.44	(0.06)
Year Ended October 31, 2020	20.86	0.07	0.75	0.82	—
Year Ended October 31, 2019	17.98	0.16	2.97	3.13	(0.25)
Year Ended October 31, 2018	20.90	0.26	(3.09)	(2.83)	(0.09)
Class I
Year Ended October 31, 2022	27.95	0.47	(8.06)	(7.59)	(0.48)
Year Ended October 31, 2021	22.39	0.42(d)	5.39	5.81	(0.25)
Year Ended October 31, 2020	21.43	0.23	0.78	1.01	(0.05)
Year Ended October 31, 2019	18.49	0.31	3.04	3.35	(0.41)
Year Ended October 31, 2018	21.41	0.44	(3.19)	(2.75)	(0.17)
Class R2
Year Ended October 31, 2022	27.25	0.34	(7.89)	(7.55)	(0.30)
Year Ended October 31, 2021	21.85	0.27(d)	5.26	5.53	(0.13)
Year Ended October 31, 2020	20.99	0.13	0.73	0.86	—
Year Ended October 31, 2019	18.14	0.21	2.98	3.19	(0.34)
Year Ended October 31, 2018	21.11	0.35	(3.17)	(2.82)	(0.15)
Class R5
Year Ended October 31, 2022	27.96	0.49	(8.06)	(7.57)	(0.50)
Year Ended October 31, 2021	22.38	0.44(d)	5.40	5.84	(0.26)
Year Ended October 31, 2020	21.42	0.25	0.78	1.03	(0.07)
Year Ended October 31, 2019	18.49	0.34	3.03	3.37	(0.44)
Year Ended October 31, 2018	21.39	0.53	(3.25)	(2.72)	(0.18)
Class R6
Year Ended October 31, 2022	27.98	0.39	(7.94)	(7.55)	(0.53)
Year Ended October 31, 2021	22.40	0.46(d)	5.40	5.86	(0.28)
Year Ended October 31, 2020	21.44	0.28	0.77	1.05	(0.09)
Year Ended October 31, 2019	18.50	0.27	3.13	3.40	(0.46)
Year Ended October 31, 2018	21.40	0.44	(3.16)	(2.72)	(0.18)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$19.58	(27.75)%	$237,262	1.00%	1.75%	1.24%	30%
27.55	25.74	337,503	1.00	1.31(d)	1.21	32
22.07	4.39	135,527	1.00	0.86	1.22	38
21.15	18.41	114,629	1.00	1.33	1.32	34
18.24	(13.20)	84,325	1.00	1.75	1.38	63

19.23	(28.13)	14,034	1.50	1.26	1.76	30
27.06	25.11	24,272	1.50	0.77(d)	1.72	32
21.68	3.93	15,463	1.50	0.32	1.73	38
20.86	17.73	18,447	1.50	0.83	1.84	34
17.98	(13.60)	22,532	1.50	1.29	1.89	63

19.88	(27.56)	433,591	0.75	1.99	0.99	30
27.95	26.04	832,039	0.75	1.54(d)	0.96	32
22.39	4.71	372,068	0.75	1.05	0.96	38
21.43	18.62	177,764	0.75	1.57	1.08	34
18.49	(12.96)	189,061	0.75	2.09	1.13	63

19.40	(27.97)	1,477	1.30	1.46	1.53	30
27.25	25.35	2,078	1.30	1.00(d)	1.48	32
21.85	4.10	1,441	1.30	0.61	1.51	38
20.99	18.01	1,049	1.30	1.05	1.74	34
18.14	(13.46)	773	1.30	1.70	1.72	63

19.89	(27.51)	1,961	0.65	2.06	0.91	30
27.96	26.19	3,172	0.65	1.61(d)	0.87	32
22.38	4.79	2,772	0.65	1.16	0.88	38
21.42	18.76	3,082	0.65	1.71	1.04	34
18.49	(12.84)	3,341	0.65	2.56	1.07	63

19.90	(27.44)	406,456	0.55	1.55	0.72	30
27.98	26.28	2,721,224	0.55	1.68(d)	0.71	32
22.40	4.89	2,274,399	0.55	1.31	0.71	38
21.44	18.95	2,284,670	0.55	1.32	0.77	34
18.50	(12.81)	175,198	0.55	2.12	0.87	63
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Year Ended October 31, 2022	$16.73	$0.32	$(2.60)	$(2.28)	$(0.38)
Year Ended October 31, 2021	14.12	0.30	2.58	2.88	(0.27)
Year Ended October 31, 2020	15.58	0.27	(1.49)	(1.22)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.19	0.39	0.58	—
Class C
Year Ended October 31, 2022	16.68	0.20	(2.56)	(2.36)	(0.32)
Year Ended October 31, 2021	14.06	0.22	2.57	2.79	(0.17)
Year Ended October 31, 2020	15.53	0.20	(1.50)	(1.30)	(0.17)
March 15, 2019 (f) through October 31, 2019	15.00	0.16	0.37	0.53	—
Class I
Year Ended October 31, 2022	16.83	0.33	(2.59)	(2.26)	(0.41)
Year Ended October 31, 2021	14.18	0.32	2.61	2.93	(0.28)
Year Ended October 31, 2020	15.61	0.31	(1.50)	(1.19)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.32	0.29	0.61	—
Class R5
Year Ended October 31, 2022	16.86	0.35	(2.59)	(2.24)	(0.43)
Year Ended October 31, 2021	14.20	0.35	2.61	2.96	(0.30)
Year Ended October 31, 2020	15.62	0.31	(1.48)	(1.17)	(0.25)
March 15, 2019 (f) through October 31, 2019	15.00	0.34	0.28	0.62	—
Class R6
Year Ended October 31, 2022	16.88	0.37	(2.60)	(2.23)	(0.45)
Year Ended October 31, 2021	14.22	0.39	2.59	2.98	(0.32)
Year Ended October 31, 2020	15.63	0.34	(1.49)	(1.15)	(0.26)
March 15, 2019 (f) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.07	(13.89)%	$4,032	0.85%	2.13%	1.07%	17%
16.73	20.60	3,561	0.85	1.85	1.05	50
14.12	(8.02)	1,573	0.85	1.84	1.30	85
15.58	3.87	330	0.85(g)	1.95(g)	1.31(g)	9

14.00	(14.36)	235	1.35	1.35	1.58	17
16.68	19.97	320	1.35	1.35	1.55	50
14.06	(8.47)	115	1.35	1.34	1.81	85
15.53	3.53	119	1.35(g)	1.73(g)	1.92(g)	9

14.16	(13.68)	156,582	0.60	2.21	0.81	17
16.83	20.90	148,703	0.60	2.02	0.79	50
14.18	(7.78)	135,542	0.60	2.12	1.03	85
15.61	4.07	59,751	0.60(g)	3.38(g)	1.19(g)	9

14.19	(13.56)	20	0.45	2.30	0.73	17
16.86	21.10	23	0.45	2.19	0.71	50
14.20	(7.68)	19	0.45	2.08	1.04	85
15.62	4.13	21	0.45(g)	3.59(g)	1.03(g)	9

14.20	(13.52)	338	0.35	2.43	0.60	17
16.88	21.19	169	0.35	2.42	0.58	50
14.22	(7.53)	19	0.35	2.33	0.94	85
15.63	4.20	21	0.35(g)	3.69(g)	0.93(g)	9
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Year Ended October 31, 2022	$13.46	$0.44	$(2.72)	$(2.28)	$(0.61)
Year Ended October 31, 2021	9.46	0.43(d)	3.89	4.32	(0.32)
Year Ended October 31, 2020	12.22	0.28	(2.55)	(2.27)	(0.49)
Year Ended October 31, 2019	12.44	0.44	(0.20)	0.24	(0.46)
Year Ended October 31, 2018	14.26	0.36	(1.87)	(1.51)	(0.31)
Class C
Year Ended October 31, 2022	13.02	0.35	(2.62)	(2.27)	(0.52)
Year Ended October 31, 2021	9.14	0.33(d)	3.79	4.12	(0.24)
Year Ended October 31, 2020	11.81	0.21	(2.47)	(2.26)	(0.41)
Year Ended October 31, 2019	12.02	0.36	(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28	(1.82)	(1.54)	(0.22)
Class I
Year Ended October 31, 2022	13.84	0.49	(2.81)	(2.32)	(0.64)
Year Ended October 31, 2021	9.72	0.47(d)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.54	0.31	(2.61)	(2.30)	(0.52)
Year Ended October 31, 2019	12.76	0.48	(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41	(1.92)	(1.51)	(0.35)
Class L
Year Ended October 31, 2022	13.78	0.49	(2.79)	(2.30)	(0.65)
Year Ended October 31, 2021	9.66	0.47(d)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.47	0.30	(2.58)	(2.28)	(0.53)
Year Ended October 31, 2019	12.70	0.46	(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41	(1.90)	(1.49)	(0.36)
Class R2
Year Ended October 31, 2022	13.22	0.40	(2.68)	(2.28)	(0.57)
Year Ended October 31, 2021	9.29	0.39(d)	3.82	4.21	(0.28)
Year Ended October 31, 2020	11.96	0.24	(2.51)	(2.27)	(0.40)
Year Ended October 31, 2019	12.20	0.40	(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31	(1.84)	(1.53)	(0.28)
Class R5
Year Ended October 31, 2022	13.67	0.52	(2.80)	(2.28)	(0.64)
Year Ended October 31, 2021	9.60	0.41(d)	4.02	4.43	(0.36)
Year Ended October 31, 2020	12.40	0.33	(2.59)	(2.26)	(0.54)
Year Ended October 31, 2019	12.65	0.49	(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42	(1.91)	(1.49)	(0.37)
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.57	(17.56)%	$160,039	0.98%	3.71%	1.23%	26%
13.46	46.20	187,774	1.00	3.39(d)	1.24	33
9.46	(19.51)	125,744	1.00	2.66	1.26	59
12.22	2.30	181,458	1.00	3.69	1.28	61
12.44	(10.88)	242,231	1.00	2.59	1.27	90

10.23	(18.04)	1,791	1.49	3.01	1.76	26
13.02	45.54	3,923	1.50	2.70(d)	1.77	33
9.14	(19.94)	4,202	1.50	2.07	1.78	59
11.81	1.82	9,358	1.50	3.15	1.80	61
12.02	(11.37)	14,055	1.50	2.06	1.78	90

10.88	(17.38)	29,816	0.73	4.00	0.98	26
13.84	46.51	39,188	0.75	3.58(d)	0.99	33
9.72	(19.31)	26,805	0.75	2.88	1.02	59
12.54	2.56	45,503	0.75	3.91	1.03	61
12.76	(10.62)	66,291	0.75	2.84	1.02	90

10.83	(17.31)	5,451	0.63	4.04	0.83	26
13.78	46.77	7,042	0.66	3.66(d)	0.84	33
9.66	(19.25)	5,585	0.65	2.72	0.85	59
12.47	2.69	30,256	0.65	3.81	0.87	61
12.70	(10.57)	73,651	0.65	2.84	0.87	90

10.37	(17.88)	454	1.28	3.41	1.58	26
13.22	45.84	514	1.30	3.14(d)	1.59	33
9.29	(19.74)	412	1.30	2.27	1.61	59
11.96	2.00	722	1.30	3.47	1.69	61
12.20	(11.19)	1,025	1.30	2.27	1.59	90

10.75	(17.31)	29	0.63	4.23	0.83	26
13.67	46.74	67	0.65	3.24(d)	0.85	33
9.60	(19.26)	77	0.65	3.13	0.86	59
12.40	2.64	88	0.65	4.08	0.87	61
12.65	(10.58)	70	0.65	2.97	0.91	90
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund (continued)
Class R6
Year Ended October 31, 2022	$13.71	$0.50	$(2.77)	$(2.27)	$(0.67)
Year Ended October 31, 2021	9.62	0.49(d)	3.97	4.46	(0.37)
Year Ended October 31, 2020	12.43	0.34	(2.60)	(2.26)	(0.55)
Year Ended October 31, 2019	12.67	0.51	(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43	(1.91)	(1.48)	(0.38)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Reflects income from foreign withholding tax claims, including related interest income, less IRS compliance fees. Without these proceeds, the net investment income (loss) per share would have been $0.38, $0.28, $0.42, $0.41, $0.34, $0.35 and $0.44 for Class A, Class C, Class I, Class L, Class R2, Class R5, and
Class R6,respectively, and the net investment income (loss) ratios would have been 3.00%, 2.26%, 3.19%, 3.23%, 2.72%, 2.80% and 3.44% for Class A, Class C,
Class I, Class L, Class R2, Class R5, and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.77	(17.23)%	$160,297	0.52%	4.19%	0.72%	26%
13.71	46.99	158,191	0.55	3.83(d)	0.73	33
9.62	(19.22)	105,039	0.55	3.18	0.76	59
12.43	2.83	125,887	0.55	4.22	0.77	61
12.67	(10.49)	124,246	0.55	3.06	0.77	90
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	95

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust IV (“JPM IV") (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 7 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund	Class I and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return.
The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”),
JPMorgan International Focus Fund (“International Focus Fund”) and JPMorgan International Value Fund (“International Value Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) is to seek total return from long-term capital growth. Total return consists of capital growth and current income.
The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.
The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.
Class L Shares of Europe Dynamic Fund and International Value Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Europe Dynamic Fund and International Value Fund unless they meet certain requirements as described in the Funds' prospectuses.
Effective as of the close of business on December 31, 2020, all share classes of Emerging Markets Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund's prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. ("JPMIM"), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), acts as Adviser (the "Adviser") and Administrator (the "Administrator") to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i)

96	J.P. Morgan International Equity Funds	October 31, 2022

the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

October 31, 2022	J.P. Morgan International Equity Funds	97

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Emerging Markets Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$575,131	$—	$—	$575,131
China	148,115	1,395,034	—	1,543,149
Hong Kong	—	411,163	—	411,163
India	297,551	1,483,903	—	1,781,454
Indonesia	—	365,041	—	365,041
Macau	—	38,127	—	38,127
Mexico	317,815	—	—	317,815
Panama	64,991	—	—	64,991
Poland	—	23,925	—	23,925
Portugal	—	96,946	—	96,946
South Africa	54,571	127,215	—	181,786
South Korea	—	612,541	—	612,541
Taiwan	491,198	274,785	—	765,983
United States	233,181	32,584	—	265,765
Total Common Stocks	2,182,553	4,861,264	—	7,043,817
Short-Term Investments
Investment Companies	113,774	—	—	113,774
Investment of Cash Collateral from Securities Loaned	4,793	—	—	4,793
Total Short-Term Investments	118,567	—	—	118,567
Total Investments in Securities	$2,301,120	$4,861,264	$—	$7,162,384

Emerging Markets Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$189,552	$—	$—	$189,552
Chile	7,834	—	—	7,834
China	35,603	646,103	—	681,706
Colombia	3,473	—	—	3,473
Greece	—	12,522	—	12,522
Hong Kong	—	5,521	—	5,521
Hungary	—	9,771	—	9,771
India	43,998	349,644	—	393,642
Indonesia	—	57,083	—	57,083
Malaysia	—	31,917	—	31,917
Mexico	92,461	—	—	92,461
Peru	12,487	—	—	12,487
Philippines	—	4,685	—	4,685
Poland	—	13,105	—	13,105
Qatar	—	24,495	—	24,495
Russia	—	—	1,123	1,123
Saudi Arabia	—	102,461	—	102,461

98	J.P. Morgan International Equity Funds	October 31, 2022

Emerging Markets Research Enhanced Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Singapore	$—	$2,477	$—	$2,477
South Africa	32,282	69,123	—	101,405
South Korea	—	320,340	—	320,340
Taiwan	18,300	295,108	—	313,408
Thailand	49,757	15,903	—	65,660
United Arab Emirates	—	24,234	—	24,234
United States	5,589	2,107	—	7,696
Total Common Stocks	491,336	1,986,599	1,123	2,479,058
Rights
Thailand	—	—	—	—
Short-Term Investments
Investment Companies	47,040	—	—	47,040
Investment of Cash Collateral from Securities Loaned	6,925	—	—	6,925
Total Short-Term Investments	53,965	—	—	53,965
Total Investments in Securities	$545,301	$1,986,599	$1,123	$2,533,023
Depreciation in Other Financial Instruments
Futures Contracts	$(434)	$—	$—	$(434)
Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended October 31, 2022.
Europe Dynamic Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$12,215	$—	$12,215
Austria	—	3,143	—	3,143
Denmark	—	40,976	—	40,976
Finland	—	16,722	—	16,722
France	—	99,750	—	99,750
Germany	4,322	90,881	—	95,203
Ireland	6,384	10,128	—	16,512
Italy	—	9,132	—	9,132
Netherlands	—	28,444	—	28,444
Norway	—	4,163	—	4,163
Spain	—	5,355	—	5,355
Sweden	—	13,269	—	13,269
Switzerland	—	29,265	—	29,265
United Kingdom	—	91,176	—	91,176
United States	—	57,896	—	57,896
Total Common Stocks	10,706	512,515	—	523,221
Short-Term Investments
Investment Companies	6,343	—	—	6,343
Total Investments in Securities	$17,049	$512,515	$—	$529,564

October 31, 2022	J.P. Morgan International Equity Funds	99

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
Europe Dynamic Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$14	$—	$—	$14

International Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$103,457	$—	$103,457
Austria	—	22,486	—	22,486
Belgium	—	43,695	—	43,695
Denmark	—	213,343	—	213,343
Finland	—	24,782	—	24,782
France	—	660,818	—	660,818
Germany	—	335,714	—	335,714
Hong Kong	—	139,633	—	139,633
India	46,123	—	—	46,123
Japan	—	648,087	—	648,087
Netherlands	—	217,223	—	217,223
Singapore	—	92,557	—	92,557
South Africa	—	38,357	—	38,357
South Korea	—	61,474	—	61,474
Spain	—	65,120	—	65,120
Sweden	—	148,357	—	148,357
Switzerland	—	84,315	—	84,315
Taiwan	26,302	—	—	26,302
United Kingdom	—	368,811	—	368,811
United States	—	403,640	—	403,640
Total Common Stocks	72,425	3,671,869	—	3,744,294
Short-Term Investments
Investment Companies	57,920	—	—	57,920
Investment of Cash Collateral from Securities Loaned	103,571	—	—	103,571
Total Short-Term Investments	161,491	—	—	161,491
Total Investments in Securities	$233,916	$3,671,869	$—	$3,905,785

International Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$39,820	$—	$39,820
Belgium	—	18,763	—	18,763
Canada	88,266	—	—	88,266
China	—	17,742	—	17,742
Denmark	—	47,805	—	47,805
France	—	127,408	—	127,408

100	J.P. Morgan International Equity Funds	October 31, 2022

International Focus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Germany	$—	$61,402	$—	$61,402
Hong Kong	—	32,467	—	32,467
India	33,108	—	—	33,108
Indonesia	—	21,532	—	21,532
Japan	—	76,901	—	76,901
Mexico	14,589	—	—	14,589
Netherlands	—	75,965	—	75,965
Singapore	—	32,679	—	32,679
South Africa	—	14,528	—	14,528
South Korea	—	46,656	—	46,656
Spain	—	24,229	—	24,229
Sweden	—	16,452	—	16,452
Switzerland	—	15,617	—	15,617
Taiwan	29,570	—	—	29,570
United Kingdom	—	109,231	—	109,231
United States	—	118,194	—	118,194
Total Common Stocks	165,533	897,391	—	1,062,924
Short-Term Investments
Investment Companies	19,897	—	—	19,897
Investment of Cash Collateral from Securities Loaned	56,415	—	—	56,415
Total Short-Term Investments	76,312	—	—	76,312
Total Investments in Securities	$241,845	$897,391	$—	$1,139,236

International Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$9,628	$—	$9,628
Belgium	—	732	—	732
China	—	1,015	—	1,015
Denmark	—	5,265	—	5,265
Finland	—	1,462	—	1,462
France	—	17,772	—	17,772
Germany	—	13,443	—	13,443
Hong Kong	—	3,504	—	3,504
Ireland	—	532	—	532
Italy	—	1,138	—	1,138
Japan	—	34,990	—	34,990
Luxembourg	—	184	—	184
Netherlands	—	10,467	—	10,467
Singapore	79	1,649	—	1,728
South Korea	—	128	—	128
Spain	—	3,930	—	3,930
Sweden	—	3,087	—	3,087
Switzerland	—	8,539	—	8,539
United Kingdom	—	21,092	—	21,092

October 31, 2022	J.P. Morgan International Equity Funds	101

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
International Hedged Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
United States	$—	$12,991	$—	$12,991
Total Common Stocks	79	151,548	—	151,627
Options Purchased	1,806	—	—	1,806
Short-Term Investments
Investment Companies	6,096	—	—	6,096
Total Investments in Securities	$7,981	$151,548	$—	$159,529
Appreciation in Other Financial Instruments
Futures Contracts	$207	$—	$—	$207
Depreciation in Other Financial Instruments
Futures Contracts	(77)	—	—	(77)
Options Written
Call Options Written	(4,998)	—	—	(4,998)
Put Options Written	(342)	—	—	(342)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(5,210)	$—	$—	$(5,210)

International Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$29,869	$—	$29,869
Austria	—	3,776	—	3,776
Belgium	—	776	—	776
China	—	2,495	—	2,495
Denmark	—	5,869	—	5,869
Egypt	1,213	—	—	1,213
Finland	—	5,398	—	5,398
France	—	36,500	—	36,500
Germany	—	31,096	—	31,096
Hong Kong	—	2,631	—	2,631
Ireland	—	859	—	859
Italy	—	11,555	—	11,555
Japan	—	76,312	—	76,312
Luxembourg	—	1,724	—	1,724
Netherlands	—	21,470	—	21,470
Norway	583	10,197	—	10,780
Singapore	—	4,944	—	4,944
South Africa	—	2,281	—	2,281
Spain	—	8,585	—	8,585
Sweden	—	7,864	—	7,864
Switzerland	—	20,666	—	20,666
United Kingdom	1,918	43,559	—	45,477
United States	—	8,917	—	8,917
Total Common Stocks	3,714	337,343	—	341,057

102	J.P. Morgan International Equity Funds	October 31, 2022

International Value Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$15,394	$—	$—	$15,394
Investment of Cash Collateral from Securities Loaned	3,995	—	—	3,995
Total Short-Term Investments	19,389	—	—	19,389
Total Investments in Securities	$23,103	$337,343	$—	$360,446
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Equity Fund	$4,595	$(4,595)	$—
Emerging Markets Research Enhanced Equity Fund	6,699	(6,699)	—
International Equity Fund	97,049	(97,049)	—
International Focus Fund	26,619	(26,619)	—

October 31, 2022	J.P. Morgan International Equity Funds	103

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
International Value Fund	$3,806	$(3,806)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended October 31, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Emerging Markets Equity Fund	$9
Emerging Markets Research Enhanced Equity Fund	3
Europe Dynamic Fund	5
International Equity Fund	18
International Focus Fund	6
International Value Fund	2
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Emerging Markets Equity Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$24,800	$2,286,615	$2,197,668	$27	$—(c)	$113,774	113,762	$462	$—(c)
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	222,040	193,500	411,499	(21)*	2	4,022	4,022	147*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	25,886	424,397	449,512	—	—	771	771	56*	—
Total	$272,726	$2,904,512	$3,058,679	$6	$2	$118,567		$665	$—(c)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

104	J.P. Morgan International Equity Funds	October 31, 2022

Emerging Markets Research Enhanced Equity Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$3,718	$1,275,230	$1,231,912	$6	$(2)	$47,040	47,035	$320	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	22,493	54,000	73,000	(6)*	—(c)	3,487	3,487	23*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	2,859	148,705	148,126	—	—	3,438	3,438	33*	—
Total	$29,070	$1,477,935	$1,453,038	$—	$(2)	$53,965		$376	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Europe Dynamic Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$46,060	$377,334	$417,053	$2	$—	$6,343	6,342	$129	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	—	118,000	118,021	21*	—	—	—	192*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	7,173	218,772	225,945	—	—	—	—	51*	—
Total	$53,233	$714,106	$761,019	$23	$—	$6,343		$372	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Equity Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$123,785	$1,489,471	$1,555,283	$(54)	$1	$57,920	57,914	$883	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	111,000	1,001,000	1,018,975	45*	4	93,074	93,075	788*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	13,466	1,265,827	1,268,796	—	—	10,497	10,497	255*	—
Total	$248,251	$3,756,298	$3,843,054	$(9)	$5	$161,491		$1,926	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

October 31, 2022	J.P. Morgan International Equity Funds	105

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Focus Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$47,837	$750,870	$778,806	$(3)	$(1)	$19,897	19,894	$227	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	33,000	335,000	327,985	(7)*	3	40,011	40,011	215*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	3,469	322,935	310,000	—	—	16,404	16,404	90*	—
Total	$84,306	$1,408,805	$1,416,791	$(10)	$2	$76,312		$532	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Hedged Equity Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.79% (a) (b)	$3,536	$80,682	$78,122	$—	$—	$6,096	6,096	$35	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.

International Value Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$2,400	$75,384	$62,388	$(2)	$—(c)	$15,394	15,392	$155	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	3,199	56,500	59,000	6*	—	705	705	71*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	945	100,448	98,103	—	—	3,290	3,290	26*	—
Total	$6,544	$232,332	$219,491	$4	$—(c)	$19,389		$252	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

106	J.P. Morgan International Equity Funds	October 31, 2022

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Options  — International Hedged Equity Fund purchased put and call options on securities to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, International Focus Fund, International Hedged Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

October 31, 2022	J.P. Morgan International Equity Funds	107

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Funds' options and futures contracts activity during the year ended October 31, 2022.
	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Focus Fund	International Hedged Equity Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$45,395	$15,748	$7,890	$6,396	$2,091
Ending Notional Balance Long	12,555	3,180	—	7,531	—
Exchange-Traded Options:
Average Number of Contracts Purchased	—	—	—	813	—
Average Number of Contracts Written	—	—	—	(1,626)	—
Ending Number of Contracts Purchased	—	—	—	912	—
Ending Number of Contracts Written	—	—	—	(1,824)	—
The Funds' derivatives contracts held at October 31, 2022 are not accounted for as hedging instruments under GAAP.
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Emerging Markets Equity Fund
Transfer agency fees	$33	$4	$75	$21	$1	$1	$1	$1	$114	$251
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a	n/a	17	n/a	n/a	n/a	n/a	n/a	20	37
Europe Dynamic Fund
Transfer agency fees	13	2	22	1	n/a	n/a	n/a	n/a	3	41
International Equity Fund
Transfer agency fees	23	3	27	n/a	21	n/a	n/a	—(a)	39	113

108	J.P. Morgan International Equity Funds	October 31, 2022

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
International Focus Fund
Transfer agency fees	$9	$3	$32	n/a	$1	n/a	n/a	$2	$17	$64
International Hedged Equity Fund
Transfer agency fees	—(a)	—(a)	1	n/a	n/a	n/a	n/a	—(a)	—(a)	1
International Value Fund
Transfer agency fees	13	1	2	$—(a)	1	n/a	n/a	—(a)	2	19

(a)	Amount rounds to less than one thousand.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Markets Equity Fund	$—	$1,394	$(1,394)
Emerging Markets Research Enhanced Equity Fund	6,032	1,705	(7,737)
Europe Dynamic Fund	—	3,759	(3,759)
International Equity Fund	—	12,347	(12,347)
International Focus Fund	267,587	14,908	(282,495)
International Hedged Equity Fund	—	14	(14)
International Value Fund	—	2,337	(2,337)
The reclassifications for the Funds relate primarily to tax adjustments on certain investments, foreign currency gains or losses, foreign taxes and redemptions in-kind.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Equity Fund	0.68%
Emerging Markets Research Enhanced Equity Fund	0.25

October 31, 2022	J.P. Morgan International Equity Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)

Europe Dynamic Fund	0.60%
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
International Value Fund	0.55
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2022, the effective rate for Emerging Markets Equity Fund, Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, International Equity Fund, International Focus Fund, International Hedged Equity Fund and International Value Fund was 0.07%, 0.075%, 0.075%, 0.075%, 0.075%, 0.075% and 0.075%, respectively of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that the following Funds shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Value Fund	0.25	0.75	0.50	n/a
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$10	$—(a)
Europe Dynamic Fund	1	—
International Equity Fund	36	1
International Focus Fund	62	1
International Hedged Equity Fund	2	—
International Value Fund	31	—

(a)	Amount rounds to less than one thousand.

110	J.P. Morgan International Equity Funds	October 31, 2022

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Focus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%	n/a	1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a	n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a	n/a	n/a	n/a	n/a	n/a
International Equity Fund	0.95	1.45	0.70	n/a	1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
International Value Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55
The expense limitation agreements were in effect for the year ended October 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2023.

October 31, 2022	J.P. Morgan International Equity Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
For the year ended October 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Emerging Markets Equity Fund	$1,220	$817	$1,974	$4,011	$114
Emerging Markets Research Enhanced Equity Fund	1,039	692	264	1,995	—
Europe Dynamic Fund	—	—	47	47	—
International Equity Fund	2,724	1,813	554	5,091	—
International Focus Fund	2,402	1,505	505	4,412	—(a)
International Hedged Equity Fund	227	122	—(a)	349	—(a)
International Value Fund	459	267	124	850	2

(a)	Amount rounds to less than one thousand.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2022 were as follows:

Emerging Markets Equity Fund	$137
Emerging Markets Research Enhanced Equity Fund	73
Europe Dynamic Fund	34
International Equity Fund	163
International Focus Fund	62
International Hedged Equity Fund	7
International Value Fund	17
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through October 31, 2022 the amount of these waivers were as follows:

Emerging Markets Equity Fund	$2
Emerging Markets Research Enhanced Equity Fund	2
Europe Dynamic Fund	1
International Equity Fund	2
International Focus Fund	2
International Hedged Equity Fund	1
International Value Fund	1
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended October 31, 2022, Europe Dynamic Fund and International Value Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

112	J.P. Morgan International Equity Funds	October 31, 2022

The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$1,820,297	$3,447,431
Emerging Markets Research Enhanced Equity Fund	1,122,070	1,061,069
Europe Dynamic Fund	554,449	822,653
International Equity Fund	1,857,747	1,329,780
International Focus Fund	671,371	1,569,645
International Hedged Equity Fund	75,285	26,134
International Value Fund	129,748	94,535
During the year ended October 31, 2022, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$7,551,845	$1,332,227	$1,721,688	$(389,461)
Emerging Markets Research Enhanced Equity Fund	3,131,143	169,635	768,189	(598,554)
Europe Dynamic Fund	541,865	32,206	44,493	(12,287)
International Equity Fund	3,896,606	421,048	411,869	9,179
International Focus Fund	1,141,965	117,960	120,689	(2,729)
International Hedged Equity Fund	168,470	9,710	23,861	(14,151)
International Value Fund	385,707	19,338	44,599	(25,261)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$72,043	$414,863	$486,906
Emerging Markets Research Enhanced Equity Fund	104,428	95,039	199,467
Europe Dynamic Fund	25,084	—	25,084
International Equity Fund	104,877	220,976	325,853
International Focus Fund	71,155	—	71,155
International Hedged Equity Fund	4,137	—	4,137
International Value Fund	18,616	—	18,616

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

October 31, 2022	J.P. Morgan International Equity Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
The tax character of distributions paid during the year ended October 31, 2021 was as follows:
	Ordinary Income*	Total Distributions Paid
Emerging Markets Equity Fund	$19,143	$19,143
Emerging Markets Research Enhanced Equity Fund	50,837	50,837
Europe Dynamic Fund	7,016	7,016
International Equity Fund	41,991	41,991
International Focus Fund	34,026	34,026
International Hedged Equity Fund	2,207	2,207
International Value Fund	9,259	9,259

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of October 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$34,114	$(328,713)	$(410,724)
Emerging Markets Research Enhanced Equity Fund	53,880	(194,816)	(605,024)
Europe Dynamic Fund	5,961	(153,878)	(12,671)
International Equity Fund	104,346	(212,015)	8,313
International Focus Fund	42,783	(190,446)	(3,132)
International Hedged Equity Fund	3,097	(4,530)	(14,177)
International Value Fund	13,099	(91,310)	(25,432)
The cumulative timing differences primarily consist of tax adjustments on certain investments and wash sale loss deferrals.
At October 31, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Markets Equity Fund	$328,713	$—
Emerging Markets Research Enhanced Equity Fund	128,445	66,371
Europe Dynamic Fund	153,878	—
International Equity Fund	72,180	139,835
International Focus Fund	190,446	—
International Hedged Equity Fund	435*	4,095*
International Value Fund	54,421	36,889

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
During the year ended October 31, 2022, the following Fund utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
International Hedged Equity Fund	$4,146	$9,123

114	J.P. Morgan International Equity Funds	October 31, 2022

6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2022. Average borrowings from the Facility during the year ended October 31, 2022 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$27,442	1.99%	47	$54
Emerging Markets Research Enhanced Equity Fund	13,848	1.62	6	7
Europe Dynamic Fund	39,339	1.31	9	8
International Equity Fund	52,801	1.55	4	6
International Focus Fund	16,226	2.40	11	8
International Value Fund	1,651	0.82	2	—(a)

(a)	Amount rounds to less than one thousand.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus of the Applicable Margin.
The Fund did not utilize the Credit Facility during the year ended October 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

October 31, 2022	J.P. Morgan International Equity Funds	115

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
As of October 31, 2022, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	3	43.7%
Emerging Markets Research Enhanced Equity Fund	—	—	1	11.9
Europe Dynamic Fund	3	46.3	1	10.2
International Focus Fund	—	—	1	27.8
International Hedged Equity Fund	1	11.4	4	62.5
International Value Fund	—	—	1	82.6
As of October 31, 2022, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Research Enhanced Equity Fund	—%	29.3%	39.1%
Europe Dynamic Fund	51.6	—	—
International Equity Fund	—	49.5	—
International Focus Fund	13.8	—	—
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of October 31, 2022, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
	Emerging Markets Equity Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Value Fund
China	21.6%	27.0%	—%	—%	—%	—%	—%
France	—	—	18.8	17.4	11.8	11.1	10.2
Germany	—	—	18.0	—	—	—	—
India	24.9	15.6	—	—	—	—	—
Japan	—	—	—	17.0	—	21.9	21.4
South Korea	—	12.7	—	—	—	—	—
Taiwan	10.7	12.4	—	—	—	—	—
United Kingdom	—	—	17.2	—	10.1	13.2	12.8
As of October 31, 2022, a significant portion of each Fund's investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds' original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

116	J.P. Morgan International Equity Funds	October 31, 2022

The Funds invest in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were  perceived as comparatively stable becoming riskier and more volatile. Emerging Markets Equity Fund and Emerging Markets Research Enhanced Equity Fund each invests a substantial portion of their assets in emerging market countries. These risks are magnified in countries in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable.
In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Redemptions in-kind
On April 21, 2022, certain shareholders sold Class R6 Shares of International Focus Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:
Fund	Value	Gain/(Loss)	Type
International Focus Fund	$1,236,430(a)	$280,048	Redemption in-kind

(a)	This amount includes cash of $99,867 associated with the redemption in-kind.

October 31, 2022	J.P. Morgan International Equity Funds	117

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust IV and Shareholders of JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Research Enhanced Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Equity Fund, JPMorgan International Focus Fund, JPMorgan International Hedged Equity Fund and JPMorgan International Value Fund.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Emerging Markets Equity Fund, JPMorgan International Value Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Equity Fund and JPMorgan International Focus Fund (five of the funds constituting JPMorgan Trust I) and JPMorgan Emerging Markets Research Enhanced Equity Fund and JPMorgan International Hedged Equity Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 22, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

118	J.P. Morgan International Equity Funds	October 31, 2022

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	166	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	166	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	166	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	166
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	166	None

October 31, 2022	J.P. Morgan International Equity Funds	119

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	166	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	166
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	166
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	166	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	None

120	J.P. Morgan International Equity Funds	October 31, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	166
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	166	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	166	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (166 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

October 31, 2022	J.P. Morgan International Equity Funds	121

TRUSTEES
(Unaudited) (continued)
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

122	J.P. Morgan International Equity Funds	October 31, 2022

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

October 31, 2022	J.P. Morgan International Equity Funds	123

OFFICERS
(Unaudited) (continued)
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

124	J.P. Morgan International Equity Funds	October 31, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2022, and continued to hold your shares at the end of the reporting period, October 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$826.70	$5.80	1.26%
Hypothetical	1,000.00	1,018.85	6.41	1.26
Class C
Actual	1,000.00	824.70	8.09	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Class I
Actual	1,000.00	827.60	4.65	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
Class L
Actual	1,000.00	828.30	4.19	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91
Class R2
Actual	1,000.00	825.70	7.18	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class R3
Actual	1,000.00	826.50	5.98	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R4
Actual	1,000.00	827.60	4.84	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class R5
Actual	1,000.00	828.00	4.19	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91

October 31, 2022	J.P. Morgan International Equity Funds	125

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund (continued)
Class R6
Actual	$1,000.00	$828.80	$3.69	0.80%
Hypothetical	1,000.00	1,021.17	4.08	0.80
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	1,000.00	802.20	2.04	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	802.30	1.59	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	914.40	6.08	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26
Class C
Actual	1,000.00	912.10	8.48	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Class I
Actual	1,000.00	915.60	4.88	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
Class L
Actual	1,000.00	916.00	4.30	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	916.40	3.82	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
JPMorgan International Equity Fund
Class A
Actual	1,000.00	877.50	4.50	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	875.10	6.85	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class I
Actual	1,000.00	878.50	3.31	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R2
Actual	1,000.00	875.80	5.91	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class R5
Actual	1,000.00	879.10	2.84	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R6
Actual	1,000.00	879.40	2.37	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
JPMorgan International Focus Fund
Class A
Actual	1,000.00	867.50	4.75	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01

126	J.P. Morgan International Equity Funds	October 31, 2022

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Focus Fund (continued)
Class C
Actual	$1,000.00	$865.00	$7.10	1.51%
Hypothetical	1,000.00	1,017.59	7.68	1.51
Class I
Actual	1,000.00	868.50	3.58	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class R2
Actual	1,000.00	866.10	6.16	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31
Class R5
Actual	1,000.00	868.90	3.11	0.66
Hypothetical	1,000.00	1,021.88	3.36	0.66
Class R6
Actual	1,000.00	869.00	2.69	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	958.40	4.20	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	955.60	6.65	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	959.30	2.96	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	960.10	2.22	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	960.10	1.73	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
JPMorgan International Value Fund
Class A
Actual	1,000.00	896.50	4.54	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	894.20	6.97	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class I
Actual	1,000.00	897.70	3.40	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71
Class L
Actual	1,000.00	898.80	2.87	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R2
Actual	1,000.00	894.70	5.97	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class R5
Actual	1,000.00	898.10	2.92	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61

October 31, 2022	J.P. Morgan International Equity Funds	127

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Value Fund (continued)
Class R6
Actual	$1,000.00	$899.00	$2.39	0.50%
Hypothetical	1,000.00	1,022.68	2.55	0.50

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

128	J.P. Morgan International Equity Funds	October 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (money market and alternative products, equity, and fixed income) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser.  This information includes the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the
Adviser, counsel to the Trusts, and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management each of the Funds, including personnel changes, if any;
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)
Information about the structure and distribution strategy for each Fund and how it fits with the Trusts’ other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;

129

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Funds;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund.  The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”) , an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on

130

existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees.  In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company  involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A, Class I and Class R6 shares was in the fifth, first and first quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s performance for both Class I and Class R6 shares was in the third and fourth quintiles of the Peer Group, and in the fourth and third quintiles of the Universe, for the one- and three-year periods ended December 31, 2021,

131

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Europe Dynamic Fund’s performance for Class A shares was in the third, fourth and fourth quintiles of the Peer Group, and in the third, third and fifth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that performance for Class I shares was in the third, third and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. Broadridge did not calculate quintile rankings for the Peer Group for Class I shares of this Fund due to the limited number of funds in the Peer Groups. The Trustees noted that performance for Class R6 shares was in the second and fourth quintiles of the Peer Group, and in the second and third quintiles of the Universe, for the one- and three-year periods ended December 31,2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.
The Trustees noted that the International Equity Fund’s performance Class A shares was in the second, second and first quintiles of the Peer Group, and in the second, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees notes that performance for Class I shares was in the first, second and first quintiles of the Peer Group, and in the second, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class R6 shares was in the second, second and first quintiles of the Peer Group, and in the second, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the International Focus Fund’s performance for both Class A and Class I shares was in the fifth, second and first quintiles of the Peer Group, and in the fifth, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, third and second quintiles of the Peer Group, and in the fourth, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the International Hedged Equity Fund’s performance for Class A shares was in the third quintile of both the Peer Group and Universe, for the one-year period ended December 31,2021. The Trustees noted that the performance for Class I shares was in the third quintile of the Universe, for the one-year period ended December 31, 2021. Broadridge did not calculate quintile rankings for the Peer Group for Class I shares of this Fund due to the limited number of funds in the Peer Groups. The Trustees noted that performance for Class R6 shares was in the fourth quintile of the Peer Group, and in the third quintile of the Universe, for the one-year period ended December 31, 2021. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the International Value Fund’s performance for Class A shares was in the first, fourth and fifth quintiles of the Peer Group, and in the first, fifth and fifth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that performance for Class I shares was in the first, fourth and fourth quintiles of the Peer Group, and in the first, fourth and fifth quintiles of the Universe, for the one-, three- and five-year periods ended December, 31, 2021, respectively. The Trustees notes that performance for Class R6 shares was in the first, fourth and fifth quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

132

Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund.  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the second quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s net advisory fee and actual total expenses for both the Class I and Class R6 shares were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Europe Dynamic Fund’s net advisory fee and actual total expenses for the Class A and Class R6 shares were both in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of the Universe, and that the actual total expenses for Class I shares were in the second quintile of the Universe. Broadridge did not calculate quintile rankings for the Peer Group for Class I shares of this Fund due to the limited number of funds in the Peer Groups. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the International Equity Fund’s net advisory fee and actual total expenses for the Class A shares were both in the first quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee for both Class I and Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I and Class R6 shares were in the first quintile of the both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the International Focus Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first and second quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the International Hedged Equity Fund’s net advisory fee and actual total expenses for the Class A and Class R6 shares were both in the first quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first quintile of the Universe. Broadridge did not calculate quintile rankings for the Peer Group for Class I shares of this Fund due to the limited number of funds in the Peer Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the International Value Fund’s net advisory fee and actual total expenses for each of the Class A, Class I, and Class R6 shares were both in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

133

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2022:
Long-Term Capital Gain Distribution
JPMorgan Emerging Markets Equity Fund	$414,863
JPMorgan Emerging Markets Research Enhanced Equity Fund	95,039
JPMorgan International Equity Fund	220,976
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2022:
Qualified Dividend Income
JPMorgan Emerging Markets Equity Fund	$90,647
JPMorgan Emerging Markets Research Enhanced Equity Fund	52,427
JPMorgan Europe Dynamic Fund	17,517
JPMorgan International Equity Fund	112,014
JPMorgan International Focus Fund	55,969
JPMorgan International Hedged Equity Fund	4,630
JPMorgan International Value Fund	16,716
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended October 31, 2022, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:
	Total Foreign Source Income	Foreign Tax Credit
JPMorgan Emerging Markets Equity Fund	$176,392	$18,604
JPMorgan Emerging Markets Research Enhanced Equity Fund	118,387	11,387
JPMorgan Europe Dynamic Fund	22,377	2,090
JPMorgan International Equity Fund	147,232	9,713
JPMorgan International Focus Fund	67,288	5,167
JPMorgan International Hedged Equity Fund	5,365	493
JPMorgan International Value Fund	21,305	1,346

134	J.P. Morgan International Equity Funds	October 31, 2022

Rev. January 2011

FACT	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. October 2022.
AN-INTEQ-1022

Annual Report
J.P. Morgan Specialty Funds
October 31, 2022
JPMorgan Opportunistic Equity Long/Short Fund
JPMorgan Research Market Neutral Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
December 15, 2022 (Unaudited)
Dear Shareholder,
Global financial markets reflected turmoil in the global economy in 2022, stirred by sharply higher inflation, rising interest rates, sporadic pandemic disruptions and the widening impact of the Russia-Ukraine conflict. Prices for both equities and bonds tumbled during the first half of the year and remained under pressure through the end of October.

“While investors seek to adapt to the
current market environment, we
believe a well-diversified portfolio
and a patient outlook remain crucial
components of a successful invest-
ment approach.”
— Brian S. Shlissel

Emerging market equities underperformed both the U.S. and other developed equity markets amid economic weakness in China and slowing global demand during the period. Across Europe, the war in Ukraine set off an energy crisis as a result of reduced imports of natural gas from Russia. U.S. equity markets also fell in 2022, but surprisingly strong corporate earnings and consumer spending helped leading U.S. indexes to rebound from their lowest levels. For the twelve month period ended October 31, 2022, the MSCI Emerging Markets Index returned -31.0%, the MSCI EAFE Index returned -23.0% and the S&P 500 Index returned -14.6%.
Notably, some recent U.S. inflationary data has indicated signs of easing price pressures and U.S. economic output as measured by gross domestic product turned positive in the third quarter of 2022, following two consecutive quarters of negative growth. Though the U.S. economy has lost momentum in 2022, it has not yet fallen into recession. Meanwhile, as the potential for a rapid resolution to the war in Ukraine appears to have faded, the European Union and its largest constituent nations have moved to secure sufficient winter energy supplies while decreasing their dependence on imports of natural gas from Russia. In the U.K., a year-long political crisis was resolved with the accession of Rishi Sunak to prime minister in October 2022, which helped shore up the value of British pound and stabilize U.K. financial markets. China has eased some of the social restrictions under its “Zero Covid” policy and domestic equity indexes recently rose amid investor expectations that China’s economy may fully reopen in the coming months.
As 2022 comes to a close, financial markets are likely to remain volatile due to investor uncertainty regarding the outlook for inflation, interest rates and economic momentum. Increased geo-political tensions between Russia and Ukraine’s Western allies also remains a headwind for global financial markets.
Investors this year have confronted economic and financial market conditions not experienced in many years. While investors seek to adapt to the current market environment, we believe a well-diversified portfolio and a patient outlook remain crucial components of a successful investment approach. Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely yours,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

October 31, 2022	J.P. Morgan Specialty Funds	1

J.P. Morgan Specialty Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)
While developed market equities largely ended 2021 with positive returns, global prices for equities and bonds plummeted in 2022 amid accelerating inflation, rising interest rates, pandemic disruptions in China and the outbreak of conflict in Ukraine. Returns for both equity and bond markets broadly declined during the first half of 2022 and remained in negative territory through the end of October. Notably, global energy prices rose sharply in the first half of 2022 before receding somewhat in the third quarter.
In the U.S., investors largely kept their focus on inflation data as indicators of short-term policy of the U.S. Federal Reserve. In mid-March 2022, the central bank initiated its first interest rate increase since late 2018, and then followed with four more rate raises by the end of September 2022.
U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and dropped 0.6% in the second quarter before rebounding to a 2.6% increase in the third quarter. Consumer spending declined but remained somewhat better than investors expected. By the end of June 2022, U.S. equity prices had tumbled more than 20% from the start of the year, which is generally considered a bear market. However, prices rebounded somewhat by the end of October 2022.
Within U.S. equities, growth stocks generally underperformed value stocks and small cap and mid cap stocks slightly underperformed large cap stocks. For the twelve months ended October 31, 2022, the S&P 500 Index returned -14.6%, the MSCI EAFE Index returned -23.0% and the MSCI Emerging Markets Index returned -31.0%.

2	J.P. Morgan Specialty Funds	October 31, 2022

JPMorgan Opportunistic Equity Long/Short Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(18.35)%
S&P 500 Index	(14.61)%
ICE BofAML 3-Month US Treasury Bill Index	0.79%
Net Assets as of 10/31/2022 (In Thousands)	$481,006
INVESTMENT OBJECTIVE**
The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2022.
The Fund’s long positions in the industrials and information technology sectors were leading detractors from performance relative to the Benchmark. The Fund’s long positions in the health care and utilities sectors were leading contributors to relative performance.
Leading individual detractors from absolute performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Tempur Sealy International Inc. and Zscaler Inc. Shares of Apple, a maker of computers, mobile devices and related product and services, rose as investors sought large capitalization stocks amid a broad sell-off in equities during the period. Shares of Tempur Sealy International, a beds and bedding products maker, fell after the company reported lower-than-expected earnings and revenue for the second quarter of 2022. Shares of Zscaler, a cloud internet security platform provider, fell after the company issued a lower-than-expected earnings forecast in late February
2022 and after the company’s chief executive left the company in October 2022.
Leading individual contributors to absolute performance included the Fund’s long positions in Constellation Energy Corp., O’Reilly Automotive Inc. and UnitedHealth Group Inc. Shares of Constellation Energy, an electric utility, rose amid investor expectations that the company would benefit from increased federal funding on so-called clean energy projects under the Inflation Reduction Act of 2022. Shares of O’Reilly Automotive, an auto parts retail chain, rose after the company reported better-than-expected earnings for the third quarter of 2022. Shares of UnitedHealth Group, a health insurance provider, rose amid consecutive quarters of better-than-expected earnings and revenue growth in 2022
HOW WAS THE FUND POSITIONED?
During the twelve months ended October 31, 2022, the Fund invested the majority of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the S&P 500 Index. The Fund’s portfolio managers sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the twelve-month period, the Fund’s average gross exposure was 89% and its average net exposure was 28%.

October 31, 2022	J.P. Morgan Specialty Funds	3

JPMorgan Opportunistic Equity Long/Short Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	NextEra Energy, Inc.	6.8%
2.	UnitedHealth Group, Inc.	5.1
3.	NXP Semiconductors NV (China)	5.0
4.	SPDR S&P 500 ETF Trust	4.9
5.	Amazon.com, Inc.	4.3
6.	Fiserv, Inc.	4.3
7.	Constellation Energy Corp.	4.2
8.	Canadian Pacific Railway Ltd.	4.0
9.	Microsoft Corp.	4.0
10.	Zscaler, Inc.	3.1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	20.4%
2.	Old Dominion Freight Line, Inc.	11.8
3.	iShares Semiconductor ETF	10.4
4.	Signet Jewelers Ltd.	4.7
5.	Intel Corp.	3.4
6.	Cisco Systems, Inc.	3.4
7.	Saia, Inc.	3.2
8.	XPO Logistics, Inc.	3.1
9.	Ally Financial, Inc.	3.0
10.	FedEx Corp.	2.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	16.9%
Utilities	11.0
Consumer Discretionary	10.3
Industrials	9.5
Health Care	8.0
Exchange-Traded Fund	4.9
Energy	1.8
Short-Term Investments	37.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	30.1%
Industrials	26.7
Consumer Discretionary	12.4
Exchange-Traded Fund	10.4
Consumer Staples	6.5
Financials	5.7
Materials	3.9
Communication Services	2.2
Health Care	2.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Specialty Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge *		(22.81)%	1.57%	4.40%
Without Sales Charge		(18.53)	2.68	5.09
CLASS C SHARES	August 29, 2014
With CDSC **		(19.95)	2.16	4.58
Without CDSC		(18.95)	2.16	4.58
Class I SHARES	August 29, 2014	(18.35)	2.93	5.35
Class R6 SHARES	August 29, 2014	(18.11)	3.19	5.61

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (8/29/14 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on August 29, 2014.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 29, 2014 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the since inception annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Specialty Funds	5

JPMorgan Research Market Neutral Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(2.41)%
ICE BofAML 3-Month US Treasury Bill Index	0.79%
Net Assets as of 10/31/2022 (In Thousands)	$158,346
INVESTMENT OBJECTIVE**
The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2022.
The Fund’s security selection in the media sector and the software & hardware sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the pharmaceuticals & health care sector and the industrial cyclical sector was a leading contributor to relative performance.
The Fund’s security selection in the media sector and the software & hardware sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the pharmaceuticals & health care sector and the industrial cyclical sector was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s short positions in Omnicom Group Inc., Ceridian HCM Holding Inc. and Apple Inc. Shares of Omnicom Group, an advertising and marketing provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Ceridian HCM Holding, a payroll and management software provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Apple, a maker of personal computers, mobile devices and related product and services, rose as investors sought large capitalization stocks amid a broad sell-off in equities during the period.
Leading individual contributors to relative performance included the Fund’s short position in Moderna Inc. and Intel Corp., and its long position in Mastercard Inc. Shares of Moderna, a pharmaceuticals maker, fell amid investor concerns about slowing demand for its COVID-19 vaccines. Shares of Intel, a semiconductor manufacturer, fell amid broad weakness in the semiconductor sector. Shares of Mastercard, a payment processing provider, rose amid consecutive quarters of better-than-expected earnings and revenue during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

6	J.P. Morgan Specialty Funds	October 31, 2022

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Mastercard, Inc., Class A	1.9%
2.	NXP Semiconductors NV (China)	1.7
3.	Amazon.com, Inc.	1.4
4.	Intuit, Inc.	1.3
5.	Progressive Corp. (The)	1.3
6.	Lam Research Corp.	1.3
7.	AbbVie, Inc.	1.2
8.	Honeywell International, Inc.	1.2
9.	Deere & Co.	1.2
10.	Wells Fargo & Co.	1.1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	3.9%
2.	Kroger Co. (The)	2.7
3.	Omnicom Group, Inc.	2.1
4.	General Electric Co.	2.0
5.	Walmart, Inc.	1.8
6.	Moderna, Inc.	1.7
7.	Boeing Co. (The)	1.6
8.	3M Co.	1.5
9.	Gilead Sciences, Inc.	1.5
10.	Johnson Controls International plc	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	14.6%
Industrials	12.4
Health Care	10.0
Financials	8.3
Consumer Discretionary	6.5
Communication Services	4.9
Utilities	3.5
Energy	3.2
Consumer Staples	2.4
Materials	1.8
Real Estate	1.8
Short-Term Investments	30.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	20.3%
Information Technology	17.6
Financials	13.3
Health Care	12.0
Consumer Staples	10.1
Communication Services	8.5
Utilities	6.1
Real Estate	3.5
Consumer Discretionary	3.3
Energy	3.0
Materials	2.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan Specialty Funds	7

JPMorgan Research Market Neutral Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge *		(7.79)%	1.59%	1.23%
Without Sales Charge		(2.66)	2.69	1.77
CLASS C SHARES	November 2, 2009
With CDSC **		(4.16)	2.18	1.36
Without CDSC		(3.16)	2.18	1.36
Class I SHARES	November 2, 2009	(2.41)	2.95	2.04

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Research Market Neutral Fund and ICE BofAML 3-Month US Treasury Bill Index from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Specialty Funds	October 31, 2022

JPMorgan Opportunistic Equity Long/Short Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 97.3%
Common Stocks — 56.0%
Automobiles — 2.1%
Ferrari NV (Italy)	51	10,024
Tesla, Inc. *	1	249
		10,273
Communications Equipment — 0.5%
Motorola Solutions, Inc.	10	2,574
Electric Utilities — 10.7%
Constellation Energy Corp. (a)	208	19,664
NextEra Energy, Inc. (a)	411	31,878
		51,542
Health Care Providers & Services — 6.0%
Humana, Inc.	9	5,300
UnitedHealth Group, Inc. (a)	43	23,674
		28,974
Hotels, Restaurants & Leisure — 2.0%
Royal Caribbean Cruises Ltd. *	177	9,443
Industrial Conglomerates — 2.0%
Honeywell International, Inc.	46	9,449
Internet & Direct Marketing Retail — 4.2%
Amazon.com, Inc. * (a)	197	20,131
IT Services — 4.2%
Fiserv, Inc. *	196	20,121
Life Sciences Tools & Services — 1.7%
Thermo Fisher Scientific, Inc.	16	8,312
Machinery — 1.6%
PACCAR, Inc.	79	7,650
Oil, Gas & Consumable Fuels — 1.7%
Exxon Mobil Corp.	75	8,360
Road & Rail — 5.7%
Canadian Pacific Railway Ltd. (Canada)	254	18,918
Union Pacific Corp. (a)	43	8,499
		27,417
Semiconductors & Semiconductor Equipment — 4.9%
NXP Semiconductors NV (China)	161	23,489
Software — 6.9%
Microsoft Corp. (a)	80	18,515
Zscaler, Inc. *	94	14,545
		33,060
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 1.8%
AutoZone, Inc. *	2	5,382
O'Reilly Automotive, Inc. *	4	3,039
		8,421
Total Common Stocks (Cost $252,284)		269,216
Exchange-Traded Funds — 4.7%
U.S. Equity — 4.7%
SPDR S&P 500 ETF Trust(Cost $22,132)	59	22,826
Short-Term Investments — 36.6%
Investment Companies — 36.6%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (b) (c)(Cost $176,262)	176,245	176,262
Total Long Positions (Cost $450,678)		468,304
Short Positions — (31.1)%
Common Stocks — (27.9)%
Air Freight & Logistics — (0.8)%
FedEx Corp.	(25)	(3,966)
Automobiles — (1.9)%
Ford Motor Co.	(227)	(3,031)
General Motors Co.	(82)	(3,197)
Harley-Davidson, Inc.	(69)	(2,986)
		(9,214)
Building Products — (0.7)%
A O Smith Corp.	(59)	(3,264)
Chemicals — (1.2)%
Celanese Corp.	(14)	(1,303)
Dow, Inc.	(62)	(2,896)
Westlake Corp.	(17)	(1,684)
		(5,883)
Communications Equipment — (1.0)%
Cisco Systems, Inc.	(111)	(5,027)
Consumer Finance — (1.8)%
Ally Financial, Inc.	(163)	(4,484)
Capital One Financial Corp.	(9)	(1,001)
Synchrony Financial	(84)	(2,984)
		(8,469)
Entertainment — (0.7)%
Roku, Inc. *	(59)	(3,269)
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	9

JPMorgan Opportunistic Equity Long/Short Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Food Products — (0.8)%
Mondelez International, Inc., Class A	(63)	(3,865)
Health Care Providers & Services — (0.7)%
CVS Health Corp.	(13)	(1,210)
Henry Schein, Inc. *	(29)	(2,015)
		(3,225)
Household Products — (1.2)%
Kimberly-Clark Corp.	(21)	(2,537)
Procter & Gamble Co. (The)	(24)	(3,267)
		(5,804)
IT Services — (0.7)%
Okta, Inc. *	(59)	(3,337)
Professional Services — (0.3)%
ManpowerGroup, Inc.	(20)	(1,568)
Road & Rail — (6.5)%
JB Hunt Transport Services, Inc.	(7)	(1,217)
Knight-Swift Transportation Holdings, Inc.	(61)	(2,905)
Old Dominion Freight Line, Inc.	(64)	(17,668)
Saia, Inc. *	(24)	(4,825)
XPO Logistics, Inc. *	(89)	(4,590)
		(31,205)
Semiconductors & Semiconductor Equipment — (1.0)%
Intel Corp.	(177)	(5,033)
Specialty Retail — (1.5)%
Signet Jewelers Ltd.	(107)	(6,968)
Technology Hardware, Storage & Peripherals — (6.6)%
Apple, Inc.	(199)	(30,570)
Western Digital Corp. *	(30)	(1,040)
		(31,610)
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — (0.5)%
Tapestry, Inc.	(77)	(2,454)
Total Common Stocks (Proceeds $(129,779))		(134,161)
Exchange-Traded Funds — (3.2)%
U.S. Equity — (3.2)%
iShares Semiconductor ETF (Proceeds $(15,586))	(48)	(15,572)
Total Short Positions (Proceeds $(145,365))		(149,733)
Total Investments — 66.2% (Cost $305,313)		318,571
Other Assets Less Liabilities — 33.8%		162,435
Net Assets — 100.0%		481,006

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
SPDR	Standard & Poor's Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $64,171 and $146,489, respectively.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Specialty Funds	October 31, 2022

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 98.9%
Common Stocks — 68.6%
Aerospace & Defense — 3.1%
Howmet Aerospace, Inc.	44	1,576
Northrop Grumman Corp.	2	1,217
Raytheon Technologies Corp.	15	1,417
Textron, Inc.	4	240
TransDigm Group, Inc.	1	478
		4,928
Air Freight & Logistics — 0.3%
FedEx Corp.	—	56
United Parcel Service, Inc., Class B	3	491
		547
Auto Components — 0.3%
Aptiv plc *	2	138
Lear Corp.	1	163
Magna International, Inc. (Canada)	3	181
		482
Automobiles — 0.2%
Rivian Automotive, Inc., Class A *	7	246
Banks — 2.1%
Bank of America Corp.	2	76
Fifth Third Bancorp	27	962
Truist Financial Corp.	14	625
Wells Fargo & Co. (a)	38	1,730
		3,393
Beverages — 1.5%
Coca-Cola Co. (The)	7	401
Constellation Brands, Inc., Class A	1	245
Keurig Dr Pepper, Inc.	3	127
Monster Beverage Corp. *	11	1,040
PepsiCo, Inc.	4	627
		2,440
Biotechnology — 5.2%
AbbVie, Inc. (a)	13	1,959
Biogen, Inc. *	6	1,637
BioMarin Pharmaceutical, Inc. *	11	989
Neurocrine Biosciences, Inc. *	3	383
Regeneron Pharmaceuticals, Inc. *	2	1,309
Sarepta Therapeutics, Inc. *	6	633
Vertex Pharmaceuticals, Inc. * (a)	4	1,308
		8,218
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.8%
Trane Technologies plc	8	1,299
Capital Markets — 3.3%
Ameriprise Financial, Inc.	—	128
Charles Schwab Corp. (The)	16	1,305
CME Group, Inc.	6	971
Morgan Stanley	1	86
Raymond James Financial, Inc.	10	1,204
S&P Global, Inc.	4	1,240
State Street Corp.	4	263
		5,197
Chemicals — 1.2%
Air Products and Chemicals, Inc. (a)	1	267
DuPont de Nemours, Inc. (a)	6	350
Eastman Chemical Co. (a)	2	144
Linde plc (United Kingdom)	1	342
PPG Industries, Inc.	1	92
Sherwin-Williams Co. (The)	3	638
		1,833
Commercial Services & Supplies — 1.0%
Republic Services, Inc.	2	314
Waste Connections, Inc.	9	1,199
		1,513
Construction Materials — 0.4%
Martin Marietta Materials, Inc.	1	501
Vulcan Materials Co.	1	160
		661
Consumer Finance — 0.5%
American Express Co. (a)	6	847
Electric Utilities — 1.7%
Exelon Corp. (a)	24	909
PG&E Corp. *	72	1,073
Xcel Energy, Inc.	11	752
		2,734
Electrical Equipment — 0.5%
Eaton Corp. plc	6	822
Electronic Equipment, Instruments & Components — 1.1%
Corning, Inc.	10	315
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	11

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Electronic Equipment, Instruments & Components — continued
Keysight Technologies, Inc. *	6	1,067
Mobileye Global, Inc., Class A (Israel) *	11	298
		1,680
Energy Equipment & Services — 0.5%
Baker Hughes Co.	27	749
Entertainment — 2.2%
Endeavor Group Holdings, Inc., Class A * (a)	65	1,410
Netflix, Inc. * (a)	4	1,136
Take-Two Interactive Software, Inc. *	3	409
Warner Music Group Corp., Class A	20	512
		3,467
Equity Real Estate Investment Trusts (REITs) — 1.8%
American Homes 4 Rent, Class A	7	234
Host Hotels & Resorts, Inc.	3	58
Kimco Realty Corp.	7	144
Prologis, Inc.	8	890
SBA Communications Corp.	1	237
Sun Communities, Inc.	4	593
UDR, Inc.	9	349
Ventas, Inc.	6	215
WP Carey, Inc.	1	84
		2,804
Food & Staples Retailing — 0.2%
Costco Wholesale Corp.	1	251
Food Products — 0.4%
Hershey Co. (The)	3	631
Mondelez International, Inc., Class A	1	78
		709
Health Care Equipment & Supplies — 0.8%
Boston Scientific Corp. *	21	874
Intuitive Surgical, Inc. *	1	312
Zimmer Biomet Holdings, Inc.	1	109
		1,295
Health Care Providers & Services — 2.0%
Centene Corp. *	6	476
CVS Health Corp. (a)	7	697
Humana, Inc.	1	710
UnitedHealth Group, Inc. (a)	2	1,238
		3,121
INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — 2.2%
Booking Holdings, Inc. *	—	256
Chipotle Mexican Grill, Inc. *	1	926
Hilton Worldwide Holdings, Inc.	1	156
Marriott International, Inc., Class A	2	396
McDonald's Corp.	4	955
Yum! Brands, Inc. (a)	7	874
		3,563
Household Products — 0.2%
Colgate-Palmolive Co.	4	324
Industrial Conglomerates — 1.2%
Honeywell International, Inc. (a)	10	1,950
Insurance — 2.3%
Globe Life, Inc.	14	1,593
Progressive Corp. (The) (a)	16	2,053
		3,646
Interactive Media & Services — 0.7%
Meta Platforms, Inc., Class A * (a)	11	1,041
Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc. * (a)	21	2,149
DoorDash, Inc., Class A *	1	31
		2,180
IT Services — 3.6%
Affirm Holdings, Inc. *	23	458
Automatic Data Processing, Inc.	1	165
Fiserv, Inc. *	3	320
FleetCor Technologies, Inc. *	5	907
Mastercard, Inc., Class A (a)	9	3,011
WEX, Inc. *	5	894
		5,755
Life Sciences Tools & Services — 1.0%
Danaher Corp.	3	807
Thermo Fisher Scientific, Inc. (a)	2	729
		1,536
Machinery — 2.3%
Deere & Co. (a)	5	1,917
Dover Corp.	7	929
Ingersoll Rand, Inc.	15	759
		3,605
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Specialty Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Media — 1.0%
Charter Communications, Inc., Class A *	1	490
Comcast Corp., Class A	5	156
Liberty Media Corp.-Liberty SiriusXM, Class A *	24	1,000
		1,646
Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	10	324
Multiline Retail — 0.5%
Dollar General Corp.	3	746
Multi-Utilities — 1.8%
Ameren Corp. (a)	16	1,247
Dominion Energy, Inc.	13	931
Sempra Energy	4	639
		2,817
Oil, Gas & Consumable Fuels — 2.7%
ConocoPhillips	8	928
Coterra Energy, Inc.	21	657
Diamondback Energy, Inc.	6	959
EOG Resources, Inc.	5	694
Exxon Mobil Corp.	2	252
HF Sinclair Corp.	4	251
Kinder Morgan, Inc.	25	457
		4,198
Pharmaceuticals — 1.0%
Bristol-Myers Squibb Co. (a)	15	1,185
Elanco Animal Health, Inc. *	26	339
		1,524
Professional Services — 1.1%
Booz Allen Hamilton Holding Corp.	5	612
Leidos Holdings, Inc. (a)	12	1,202
		1,814
Road & Rail — 1.8%
Canadian National Railway Co. (Canada)	2	268
CSX Corp.	12	342
Knight-Swift Transportation Holdings, Inc.	3	158
Norfolk Southern Corp.	3	598
Uber Technologies, Inc. * (a)	36	962
Union Pacific Corp.	3	541
		2,869
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 6.4%
Advanced Micro Devices, Inc. * (a)	20	1,228
Analog Devices, Inc.	4	592
ASML Holding NV (Registered), NYRS (Netherlands)	3	1,337
Lam Research Corp. (a)	5	1,968
Marvell Technology, Inc.	4	159
NXP Semiconductors NV (China)	19	2,728
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	10	592
Teradyne, Inc.	19	1,573
		10,177
Software — 2.3%
Coupa Software, Inc. *	4	208
DocuSign, Inc. *	1	69
Intuit, Inc. (a)	5	2,056
Microsoft Corp.	2	363
Roper Technologies, Inc.	2	763
Workday, Inc., Class A *	1	237
		3,696
Specialty Retail — 1.8%
AutoZone, Inc. *	—	615
Best Buy Co., Inc.	5	328
Burlington Stores, Inc. *	2	318
Lowe's Cos., Inc.	4	736
O'Reilly Automotive, Inc. * (a)	1	892
		2,889
Technology Hardware, Storage & Peripherals — 1.0%
Seagate Technology Holdings plc	30	1,511
Wireless Telecommunication Services — 1.0%
T-Mobile US, Inc. *	10	1,586
Total Common Stocks (Cost $98,884)		108,633
Short-Term Investments — 30.3%
Investment Companies — 19.6%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (b) (c)(Cost $30,959)	30,958	30,961
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	13

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations—10.7%
U.S. Treasury Bills
3.62%, 12/20/2022(d)	1	1
3.91%, 1/12/2023(d)	8,570	8,503
3.97%, 1/26/2023(d)	8,585	8,503
Total U.S. Treasury Obligations (Cost $17,009)		17,007
Total Short-Term Investments (Cost $47,968)		47,968
Total Long Positions (Cost $146,852)		156,601
	SHARES (000)
Short Positions — (66.1)%
Common Stocks — (66.1)%
Aerospace & Defense — (2.5)%
Boeing Co. (The) *	(12)	(1,679)
General Dynamics Corp.	(2)	(332)
Hexcel Corp.	(3)	(181)
Huntington Ingalls Industries, Inc.	(4)	(1,094)
Lockheed Martin Corp.	(1)	(619)
		(3,905)
Air Freight & Logistics — (0.8)%
CH Robinson Worldwide, Inc.	(12)	(1,146)
Expeditors International of Washington, Inc.	(1)	(133)
		(1,279)
Auto Components — (0.7)%
Autoliv, Inc. (Sweden)	(7)	(530)
BorgWarner, Inc.	(17)	(656)
		(1,186)
Automobiles — (0.1)%
Harley-Davidson, Inc.	(3)	(111)
Banks — (2.9)%
Citizens Financial Group, Inc.	(11)	(467)
Comerica, Inc.	(9)	(603)
First Republic Bank	(7)	(856)
Huntington Bancshares, Inc.	(67)	(1,017)
KeyCorp	(53)	(949)
PNC Financial Services Group, Inc. (The)	(4)	(661)
		(4,553)
INVESTMENTS	SHARES (000)	VALUE ($000)

Beverages — (0.5)%
Brown-Forman Corp., Class B	(2)	(146)
Molson Coors Beverage Co., Class B	(12)	(585)
		(731)
Biotechnology — (2.9)%
Amgen, Inc.	(4)	(1,157)
Gilead Sciences, Inc.	(20)	(1,601)
Moderna, Inc. *	(12)	(1,756)
		(4,514)
Building Products — (1.7)%
Allegion plc	(9)	(982)
Johnson Controls International plc	(27)	(1,532)
Lennox International, Inc.	—	(103)
Masco Corp.	(3)	(125)
		(2,742)
Capital Markets — (2.3)%
Franklin Resources, Inc.	(38)	(896)
Goldman Sachs Group, Inc. (The)	(1)	(348)
Moody's Corp.	(2)	(440)
Nasdaq, Inc.	(8)	(484)
Northern Trust Corp.	(8)	(676)
T. Rowe Price Group, Inc.	(7)	(810)
		(3,654)
Chemicals — (0.9)%
Celanese Corp.	(3)	(258)
Dow, Inc.	(10)	(467)
Ecolab, Inc.	—	(32)
LyondellBasell Industries NV, Class A	(4)	(339)
Westlake Corp.	(3)	(291)
		(1,387)
Commercial Services & Supplies — (0.1)%
Waste Management, Inc.	(1)	(216)
Communications Equipment — (1.1)%
Cisco Systems, Inc.	(30)	(1,374)
Juniper Networks, Inc.	(14)	(429)
		(1,803)
Consumer Finance — (0.9)%
Capital One Financial Corp.	(11)	(1,185)
Synchrony Financial	(8)	(266)
		(1,451)
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Specialty Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Containers & Packaging — (0.7)%
AptarGroup, Inc.	(4)	(380)
International Paper Co.	(13)	(428)
Packaging Corp. of America	(1)	(97)
Silgan Holdings, Inc.	(3)	(152)
		(1,057)
Diversified Financial Services — (0.3)%
Voya Financial, Inc.	(7)	(464)
Diversified Telecommunication Services — (0.8)%
AT&T, Inc.	(30)	(552)
Lumen Technologies, Inc.	(80)	(588)
Verizon Communications, Inc.	(4)	(134)
		(1,274)
Electric Utilities — (2.8)%
American Electric Power Co., Inc.	(11)	(935)
Duke Energy Corp.	(12)	(1,103)
Edison International	(16)	(953)
Eversource Energy	(5)	(403)
FirstEnergy Corp.	(3)	(126)
Pinnacle West Capital Corp.	(8)	(514)
PPL Corp.	(14)	(374)
Southern Co. (The)	(1)	(55)
		(4,463)
Electrical Equipment — (0.7)%
Acuity Brands, Inc.	(3)	(560)
Hubbell, Inc.	(2)	(396)
Sensata Technologies Holding plc	(2)	(95)
		(1,051)
Energy Equipment & Services — (0.2)%
Schlumberger NV	(5)	(263)
Entertainment — (1.2)%
AMC Entertainment Holdings, Inc., Class A *	(30)	(198)
Electronic Arts, Inc.	(5)	(611)
ROBLOX Corp., Class A *	(25)	(1,113)
Warner Bros Discovery, Inc. *	—	—
		(1,922)
Equity Real Estate Investment Trusts (REITs) — (2.3)%
AvalonBay Communities, Inc.	—	(78)
Digital Realty Trust, Inc.	(4)	(413)
Extra Space Storage, Inc.	(2)	(431)
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Iron Mountain, Inc.	(17)	(844)
National Retail Properties, Inc.	(2)	(77)
Orion Office REIT, Inc.	—	—
Prologis, Inc.	—	—
Simon Property Group, Inc.	(10)	(1,059)
SL Green Realty Corp.	(15)	(574)
Vornado Realty Trust	(6)	(142)
		(3,618)
Food & Staples Retailing — (4.1)%
Kroger Co. (The)	(59)	(2,775)
Sysco Corp.	(9)	(812)
Walgreens Boots Alliance, Inc.	(29)	(1,043)
Walmart, Inc.	(13)	(1,928)
		(6,558)
Food Products — (1.6)%
Campbell Soup Co.	(15)	(762)
Conagra Brands, Inc.	(10)	(361)
General Mills, Inc.	(7)	(589)
Kellogg Co.	(8)	(639)
Kraft Heinz Co. (The)	(7)	(260)
		(2,611)
Gas Utilities — (0.4)%
National Fuel Gas Co.	(10)	(654)
Health Care Equipment & Supplies — (0.7)%
Stryker Corp.	(5)	(1,054)
Health Care Providers & Services — (0.7)%
Henry Schein, Inc. *	(14)	(962)
Quest Diagnostics, Inc.	(2)	(202)
		(1,164)
Household Durables — (0.4)%
Mohawk Industries, Inc. *	(4)	(362)
NVR, Inc. *	—	(182)
PulteGroup, Inc.	(3)	(131)
		(675)
Household Products — (0.4)%
Clorox Co. (The)	(5)	(713)
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	15

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Industrial Conglomerates — (2.4)%
3M Co.	(13)	(1,612)
General Electric Co.	(27)	(2,127)
		(3,739)
Insurance — (2.4)%
Allstate Corp. (The)	(7)	(855)
Chubb Ltd.	(1)	(178)
Hartford Financial Services Group, Inc. (The)	(5)	(342)
Marsh & McLennan Cos., Inc.	(1)	(235)
Principal Financial Group, Inc.	(15)	(1,331)
Ryan Specialty Holdings, Inc., Class A *	(9)	(424)
WR Berkley Corp.	(6)	(444)
		(3,809)
Interactive Media & Services — (0.3)%
Alphabet, Inc., Class A *	(3)	(316)
Alphabet, Inc., Class C *	(3)	(237)
		(553)
Internet & Direct Marketing Retail — (0.5)%
eBay, Inc.	(18)	(731)
IT Services — (2.4)%
Cognizant Technology Solutions Corp., Class A	(11)	(685)
DXC Technology Co. *	(1)	(34)
Global Payments, Inc.	(6)	(674)
Jack Henry & Associates, Inc.	(1)	(217)
Paychex, Inc.	(3)	(312)
Shopify, Inc. (Canada), Class A *	(20)	(686)
Western Union Co. (The)	(87)	(1,183)
		(3,791)
Life Sciences Tools & Services — (0.8)%
Agilent Technologies, Inc.	(4)	(540)
PerkinElmer, Inc.	(1)	(108)
Waters Corp. *	(2)	(690)
		(1,338)
Machinery — (3.2)%
Caterpillar, Inc.	(2)	(516)
Donaldson Co., Inc.	(16)	(945)
IDEX Corp.	(5)	(1,081)
Illinois Tool Works, Inc.	(4)	(806)
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
PACCAR, Inc.	(7)	(641)
Stanley Black & Decker, Inc.	(14)	(1,117)
		(5,106)
Media — (3.2)%
Interpublic Group of Cos., Inc. (The)	(30)	(904)
Omnicom Group, Inc.	(30)	(2,155)
Paramount Global, Class B	(73)	(1,334)
Sirius XM Holdings, Inc.	(118)	(715)
		(5,108)
Multi-Utilities — (0.8)%
Consolidated Edison, Inc.	(8)	(700)
WEC Energy Group, Inc.	(6)	(565)
		(1,265)
Oil, Gas & Consumable Fuels — (1.8)%
Devon Energy Corp.	(8)	(627)
Enbridge, Inc. (Canada)	(14)	(549)
Hess Corp.	(9)	(1,305)
Pioneer Natural Resources Co.	(2)	(384)
		(2,865)
Pharmaceuticals — (2.9)%
Catalent, Inc. *	(4)	(252)
Eli Lilly & Co.	(2)	(851)
Johnson & Johnson	(4)	(650)
Merck & Co., Inc.	(12)	(1,181)
Pfizer, Inc.	(16)	(756)
Zoetis, Inc.	(5)	(839)
		(4,529)
Professional Services — (1.1)%
Equifax, Inc.	(4)	(737)
TransUnion	(7)	(413)
Verisk Analytics, Inc.	(3)	(563)
		(1,713)
Road & Rail — (0.6)%
Canadian Pacific Railway Ltd. (Canada)	(1)	(50)
Heartland Express, Inc.	(21)	(322)
JB Hunt Transport Services, Inc.	(2)	(314)
Werner Enterprises, Inc.	(5)	(204)
		(890)
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Specialty Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Semiconductors & Semiconductor Equipment — (2.5)%
Intel Corp.	(46)	(1,315)
Microchip Technology, Inc.	(14)	(865)
QUALCOMM, Inc.	(11)	(1,262)
Skyworks Solutions, Inc.	(6)	(487)
		(3,929)
Software — (1.3)%
Ceridian HCM Holding, Inc. *	(12)	(826)
Oracle Corp.	(1)	(91)
Paycom Software, Inc. *	(3)	(896)
Salesforce, Inc. *	(2)	(256)
		(2,069)
Specialty Retail — (0.3)%
CarMax, Inc. *	(4)	(225)
Williams-Sonoma, Inc.	(1)	(179)
		(404)
Technology Hardware, Storage & Peripherals — (4.3)%
Apple, Inc.	(26)	(4,047)
Dell Technologies, Inc., Class C	(6)	(249)
Hewlett Packard Enterprise Co.	(49)	(694)
HP, Inc.	(18)	(495)
NetApp, Inc.	(18)	(1,214)
Xerox Holdings Corp.	(5)	(77)
		(6,776)
Textiles, Apparel & Luxury Goods — (0.2)%
VF Corp.	(12)	(340)
INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — (0.4)%
Fastenal Co.	(12)	(558)
Total Common Stocks (Proceeds $(110,785))		(104,586)
Total Short Positions (Proceeds $(110,785))		(104,586)
Total Investments — 32.8% (Cost $36,067)		52,015
Other Assets Less Liabilities — 67.2%		106,331
Net Assets — 100.0%		158,346

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
NYRS	New York Registry Shares

*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $19,759 and $105,856, respectively.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
(d)	The rate shown is the effective yield as of October 31, 2022.
Futures contracts outstanding as of October 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(3)	12/16/2022	USD	(582)	(1)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	17

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$292,042	$125,640
Investments in affiliates, at value	176,262	30,961
Cash	2	—
Deposits at broker for futures contracts	—	210
Deposits at broker for securities sold short	146,489	105,856
Receivables:
Investment securities sold	18,766	3,293
Fund shares sold	230	244
Interest from non-affiliates	235	206
Dividends from non-affiliates	—	59
Dividends from affiliates	380	141
Variation margin on futures contracts	—	11
Total Assets	634,406	266,621
LIABILITIES:
Payables:
Securities sold short, at value	149,733	104,586
Dividend expense to non-affiliates on securities sold short	139	58
Investment securities purchased	1,233	3,365
Fund shares redeemed	1,614	105
Accrued liabilities:
Investment advisory fees	457	33
Administration fees	30	7
Distribution fees	7	5
Service fees	60	31
Custodian and accounting fees	7	8
Other	120	77
Total Liabilities	153,400	108,275
Net Assets	$481,006	$158,346
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Specialty Funds	October 31, 2022

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$525,885	$177,209
Total distributable earnings (loss)	(44,879)	(18,863)
Total Net Assets	$481,006	$158,346
Net Assets:
Class A	$14,837	$19,898
Class C	4,799	1,476
Class I	265,338	136,972
Class R6	196,032	—
Total	$481,006	$158,346
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	854	1,647
Class C	290	137
Class I	14,930	10,570
Class R6	10,800	—
Net Asset Value (a):
Class A — Redemption price per share	$17.38	$12.08
Class C — Offering price per share (b)	16.56	10.74
Class I — Offering and redemption price per share	17.77	12.96
Class R6 — Offering and redemption price per share	18.15	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.34	$12.75
Cost of investments in non-affiliates	$274,416	$115,893
Cost of investments in affiliates	176,262	30,959
Proceeds from securities sold short	145,365	110,785

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	19

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022
(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$10
Interest income from affiliates	9	4
Interest income from non-affiliates on securities sold short	1,003	646
Dividend income from non-affiliates	3,716	1,307
Dividend income from affiliates	2,471	442
Total investment income	7,199	2,409
EXPENSES:
Investment advisory fees	7,486	429
Administration fees	468	92
Distribution fees:
Class A	63	48
Class C	44	9
Service fees:
Class A	63	48
Class C	15	3
Class I	839	256
Custodian and accounting fees	41	41
Interest expense to affiliates	—(a)	—
Professional fees	90	63
Trustees’ and Chief Compliance Officer’s fees	27	26
Printing and mailing costs	68	4
Registration and filing fees	81	43
Transfer agency fees (See Note 2.I.)	19	6
Dividend expense to non-affiliates on securities sold short	3,898	2,219
Other	45	16
Total expenses	13,247	3,303
Less fees waived	(421)	(225)
Net expenses	12,826	3,078
Net investment income (loss)	(5,627)	(669)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Specialty Funds	October 31, 2022

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(17,275)	$2,645
Investments in affiliates	(90)	(14)
Options purchased	(72)	—
Futures contracts	—	(367)
Securities sold short	(14,308)	(1,423)
Net realized gain (loss)	(31,745)	841
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(88,697)	(13,499)
Investments in affiliates	—(a)	(1)
Options purchased	(21)	—
Futures contracts	—	6
Securities sold short	(4,487)	10,054
Change in net unrealized appreciation/depreciation	(93,205)	(3,440)
Net realized/unrealized gains (losses)	(124,950)	(2,599)
Change in net assets resulting from operations	$(130,577)	$(3,268)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	21

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5,627)	$(11,007)	$(669)	$(1,566)
Net realized gain (loss)	(31,745)	78,034	841	5,737
Change in net unrealized appreciation/depreciation	(93,205)	42,356	(3,440)	(2,033)
Change in net assets resulting from operations	(130,577)	109,383	(3,268)	2,138
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,030)	(918)	—	(1,124)
Class C	(702)	(222)	—	(159)
Class I	(38,675)	(10,347)	—	(6,901)
Class R6	(29,311)	(9,883)	—	—
Total distributions to shareholders	(71,718)	(21,370)	—	(8,184)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(62,353)	172,125	69,424	(43,203)
NET ASSETS:
Change in net assets	(264,648)	260,138	66,156	(49,249)
Beginning of period	745,654	485,516	92,190	141,439
End of period	$481,006	$745,654	$158,346	$92,190
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Specialty Funds	October 31, 2022

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,909	$16,519	$8,418	$6,793
Distributions reinvested	2,956	913	—	1,075
Cost of shares redeemed	(14,110)	(11,337)	(4,824)	(8,506)
Change in net assets resulting from Class A capital transactions	(7,245)	6,095	3,594	(638)
Class C
Proceeds from shares issued	516	2,019	521	417
Distributions reinvested	692	218	—	159
Cost of shares redeemed	(1,555)	(537)	(218)	(1,175)
Change in net assets resulting from Class C capital transactions	(347)	1,700	303	(599)
Class I
Proceeds from shares issued	159,788	242,796	119,488	41,158
Distributions reinvested	38,027	10,199	—	6,758
Cost of shares redeemed	(221,285)	(124,700)	(53,961)	(89,882)
Change in net assets resulting from Class I capital transactions	(23,470)	128,295	65,527	(41,966)
Class R6
Proceeds from shares issued	71,118	76,310	—	—
Distributions reinvested	6,999	2,265	—	—
Cost of shares redeemed	(109,408)	(42,540)	—	—
Change in net assets resulting from Class R6 capital transactions	(31,291)	36,035	—	—
Total change in net assets resulting from capital transactions	$(62,353)	$172,125	$69,424	$(43,203)
SHARE TRANSACTIONS:
Class A
Issued	188	742	683	559
Reinvested	139	43	—	90
Redeemed	(764)	(512)	(395)	(689)
Change in Class A Shares	(437)	273	288	(40)
Class C
Issued	27	94	48	37
Reinvested	34	11	—	15
Redeemed	(82)	(25)	(20)	(109)
Change in Class C Shares	(21)	80	28	(57)
Class I
Issued	7,897	10,786	9,115	3,149
Reinvested	1,747	471	—	532
Redeemed	(11,277)	(5,539)	(4,127)	(6,877)
Change in Class I Shares	(1,633)	5,718	4,988	(3,196)
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	23

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
SHARE TRANSACTIONS: (continued)
Class R6
Issued	3,442	3,324	—	—
Reinvested	315	103	—	—
Redeemed	(5,591)	(1,866)	—	—
Change in Class R6 Shares	(1,834)	1,561	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Specialty Funds	October 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Year Ended October 31, 2022	$23.65	$(0.25)	$(3.70)	$(3.95)	$—	$(2.32)	$(2.32)
Year Ended October 31, 2021	20.54	(0.46)	4.46	4.00	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.34	(0.29)	3.49	3.20	—	—	—
Year Ended October 31, 2019	18.22	—(f)	(0.55)	(0.55)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.13	(0.21)	0.53	0.32	—	(0.23)	(0.23)
Class C
Year Ended October 31, 2022	22.75	(0.32)	(3.55)	(3.87)	—	(2.32)	(2.32)
Year Ended October 31, 2021	19.88	(0.56)	4.32	3.76	—	(0.89)	(0.89)
Year Ended October 31, 2020	16.87	(0.39)	3.40	3.01	—	—	—
Year Ended October 31, 2019	17.83	(0.08)	(0.55)	(0.63)	—	(0.33)	(0.33)
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	—	(0.23)	(0.23)
Class I
Year Ended October 31, 2022	24.08	(0.20)	(3.79)	(3.99)	—	(2.32)	(2.32)
Year Ended October 31, 2021	20.84	(0.42)	4.55	4.13	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.58	(0.27)	3.56	3.29	(0.03)	—	(0.03)
Year Ended October 31, 2019	18.43	0.07	(0.59)	(0.52)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	—	(0.23)	(0.23)
Class R6
Year Ended October 31, 2022	24.48	(0.15)	(3.86)	(4.01)	—	(2.32)	(2.32)
Year Ended October 31, 2021	21.13	(0.37)	4.61	4.24	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.83	(0.21)	3.59	3.38	(0.08)	—	(0.08)
Year Ended October 31, 2019	18.63	0.17	(0.64)	(0.47)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	—	(0.23)	(0.23)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	1.77%	1.82%	1.81%	1.79%	1.82%
Class C	2.27%	2.31%	2.32%	2.28%	2.32%
Class I	1.53%	1.57%	1.57%	1.53%	1.57%
Class R6	1.26%	1.31%	1.31%	1.29%	1.32%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.83%	1.83%	1.86%	1.90%	1.90%
Class C	2.34%	2.32%	2.38%	2.39%	2.40%
Class I	1.59%	1.58%	1.61%	1.64%	1.65%
Class R6	1.33%	1.32%	1.35%	1.39%	1.38%

(e)	Interest expense on securities sold short is 0.21%.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Specialty Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(c)(d)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits (including dividend and interest expense for securities sold short)(d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$17.38	(18.53)%	$14,837	2.40%	(1.26)%	2.46%	943%	1,864%
23.65	19.94	30,516	2.66(e)	(2.08)	2.67	548	1,013
20.54	18.45	20,914	2.28	(1.54)	2.33	511	1,058
17.34	(3.10)	19,352	2.25	0.00(g)	2.36	636	1,232
18.22	1.80	50,803	2.55	(1.11)	2.63	548	995

16.56	(18.95)	4,799	2.89	(1.71)	2.96	943	1,864
22.75	19.37	7,079	3.15(e)	(2.57)	3.16	548	1,013
19.88	17.84	4,596	2.79	(2.12)	2.85	511	1,058
16.87	(3.62)	2,599	2.74	(0.45)	2.85	636	1,232
17.83	1.32	3,544	3.05	(1.61)	3.13	548	995

17.77	(18.35)	265,338	2.15	(1.00)	2.21	943	1,864
24.08	20.28	398,771	2.41(e)	(1.84)	2.42	548	1,013
20.84	18.71	226,048	2.04	(1.38)	2.08	511	1,058
17.58	(2.89)	132,665	1.99	0.40	2.10	636	1,232
18.43	2.12	151,261	2.30	(0.87)	2.38	548	995

18.15	(18.11)	196,032	1.89	(0.73)	1.96	943	1,864
24.48	20.54	309,288	2.15(e)	(1.57)	2.16	548	1,013
21.13	19.01	233,958	1.78	(1.09)	1.82	511	1,058
17.83	(2.59)	164,419	1.75	0.91	1.85	636	1,232
18.63	2.32	56,436	2.05	(0.66)	2.11	548	995
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Year Ended October 31, 2022	$12.41	$(0.10)	$(0.23)	$(0.33)	$—
Year Ended October 31, 2021	13.01	(0.21)	0.52	0.31	(0.91)
Year Ended October 31, 2020	13.11	(0.20)	1.59	1.39	(1.49)
Year Ended October 31, 2019	14.29	(0.04)	0.31	0.27	(1.45)
Year Ended October 31, 2018	14.69	(0.11)	0.10	(0.01)	(0.39)
Class C
Year Ended October 31, 2022	11.09	(0.14)	(0.21)	(0.35)	—
Year Ended October 31, 2021	11.77	(0.25)	0.48	0.23	(0.91)
Year Ended October 31, 2020	12.06	(0.23)	1.43	1.20	(1.49)
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Class I
Year Ended October 31, 2022	13.28	(0.06)	(0.26)	(0.32)	—
Year Ended October 31, 2021	13.82	(0.20)	0.57	0.37	(0.91)
Year Ended October 31, 2020	13.80	(0.19)	1.70	1.51	(1.49)
Year Ended October 31, 2019	14.93	—(f)	0.32	0.32	(1.45)
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	0.92%	0.93%	1.08%	1.22%	1.22%
Class C	1.41%	1.43%	1.60%	1.73%	1.73%
Class I	0.65%	0.68%	0.76%	0.96%	0.96%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.10%	1.16%	1.46%	1.62%	1.55%
Class C	1.60%	1.67%	1.95%	2.09%	2.02%
Class I	0.84%	0.89%	1.13%	1.32%	1.25%

(e)	Interest expense on securities sold short is 0.16%.
(f)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Specialty Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses (including dividend expense for securities sold short)(c)(d)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits (including dividend expense for securities sold short)(d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$12.08	(2.66)%	$19,898	2.77%	(0.86)%	2.95%	100%	252%
12.41	2.72	16,867	2.99(e)	(1.77)	3.22	119	307
13.01	11.97	18,205	3.23	(1.57)	3.61	224	531
13.11	2.01	14,276	3.69	(0.26)	4.09	125	356
14.29	(0.01)	14,973	3.50	(0.73)	3.83	131	252

10.74	(3.16)	1,476	3.27	(1.31)	3.46	100	252
11.09	2.29	1,211	3.49(e)	(2.25)	3.73	119	307
11.77	11.36	1,949	3.75	(2.00)	4.10	224	531
12.06	1.52	3,731	4.20	(0.74)	4.56	125	356
13.32	(0.53)	6,155	4.01	(1.26)	4.30	131	252

12.96	(2.41)	136,972	2.45	(0.48)	2.64	100	252
13.28	3.01	74,112	2.74(e)	(1.50)	2.95	119	307
13.82	12.26	121,285	2.91	(1.42)	3.28	224	531
13.80	2.27	27,694	3.43	0.01	3.79	125	356
14.93	0.20	34,927	3.24	(0.47)	3.53	131	252
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	29

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I and Class R6	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C and Class I	Diversified
The investment objective of JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.
The investment objective of JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board  has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

30	J.P. Morgan Specialty Funds	October 31, 2022

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date.
Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Opportunistic Equity Long/Short Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$468,304	$—	$—	$468,304
Total Liabilities for Securities Sold Short (a)	$(149,733)	$—	$—	$(149,733)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$108,633	$—	$—	$108,633
Short-Term Investments
Investment Companies	30,961	—	—	30,961
U.S. Treasury Obligations	—	17,007	—	17,007
Total Short-Term Investments	30,961	17,007	—	47,968
Total Investments in Securities	$139,594	$17,007	$—	$156,601
Liabilities
Common Stocks	$(104,586)	$—	$—	$(104,586)
Total Liabilities for Securities Sold Short	$(104,586)	$—	$—	$(104,586)
Depreciation in Other Financial Instruments
Futures Contracts	$(1)	$—	$—	$(1)

October 31, 2022	J.P. Morgan Specialty Funds	31

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
The Funds did not lend out any securities during the year ended October 31, 2022.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Opportunistic Equity Long/Short Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$119,946	$2,529,517	$2,473,111	$(90)	$—(c)	$176,262	176,245	$2,471	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
(c)	Amount rounds to less than one thousand.

32	J.P. Morgan Specialty Funds	October 31, 2022

Research Market Neutral Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$9,752	$201,411	$180,187	$(14)	$(1)	$30,961	30,958	$442	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Derivatives  — The Funds used derivative instruments including options and futures contracts in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to effectively manage the long and short equity exposures in the portfolio, manage duration, sector and yield curve exposures and credit and spread volatility.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.

October 31, 2022	J.P. Morgan Specialty Funds	33

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
Notes F(1) - F(2) below describe the various derivatives used by the Funds.
(1) Options — Opportunistic Equity Long/Short Fund purchased and/or sold ("wrote") put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps ("swaptions") to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund's over-the-counter ("OTC") options are subject to master netting agreements.
As of October 31, 2022, there were no exchange-traded options held by the Fund.
The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.
(2) Futures Contracts — Research Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

34	J.P. Morgan Specialty Funds	October 31, 2022

The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Funds’ options and futures contracts activity during the year ended October 31, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$—	$2,463
Average Notional Balance Short	—	(1,411)
Ending Notional Balance Short	—	(582)
Exchange-Traded Options:
Average Number of Contracts Purchased	44	—
The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds.
The Funds' derivatives contracts held at October 31, 2022 are not accounted for as hedging instruments under GAAP.
G. Short Sales — Opportunistic Equity Long/Short Fund and Research Market Neutral Fund engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.
The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Funds' custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Funds are obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.
As of October 31, 2022, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund had outstanding short sales as listed on their SOIs.
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the

October 31, 2022	J.P. Morgan Specialty Funds	35

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2022 are as follows:
	Class A	Class C	Class I	Class R6	Total
Opportunistic Equity Long/Short Fund
Transfer agency fees	$1	$—(a)	$17	$1	$19
Research Market Neutral Fund
Transfer agency fees	3	—(a)	3	n/a	6

(a)	Amount rounds to less than one thousand.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2022, no liability for Federal income tax is required in the Funds'  financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Opportunistic Equity Long/Short Fund's and Research Market Neutral Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Opportunistic Equity Long/Short Fund	$(1,574)	$2,839	$(1,265)
Research Market Neutral Fund	(1,545)	1,565	(20)
The reclassifications for the Funds relate primarily to tax reclassifications on certain investments.

36	J.P. Morgan Specialty Funds	October 31, 2022

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Opportunistic Equity Long/Short Fund	1.20%(1)
Research Market Neutral Fund	0.35

(1)	Effective November 1, 2022, the investment advisory fees changed to 1.05%.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.F.
B. Administration Fee  — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2022, the effective annualized rate for the Funds was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C
Opportunistic Equity Long/Short Fund	0.25%	0.75%
Research Market Neutral Fund	0.25	0.75
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Opportunistic Equity Long/Short Fund	$3	$—
Research Market Neutral Fund	—(a)	—

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trust, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I
Opportunistic Equity Long/Short Fund	0.25%	0.25%	0.25%
Research Market Neutral Fund	0.25	0.25	0.25
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.

October 31, 2022	J.P. Morgan Specialty Funds	37

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements— The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
Opportunistic Equity Long/Short Fund	1.85% (1)	2.35% (1)	1.60% (1)	1.35%(1)
Research Market Neutral Fund	0.95	1.45	0.69	n/a

(1)	Effective November 1, 2022, the contractual expense limitation changed to 1.35%, 1.85%, 1.10% and 1.05% for Class A, Class C, Class I, and Class R6, respectively.
The expense limitation agreements were in effect for the year ended October 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2023.
For the year ended October 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Opportunistic Equity Long/Short Fund	$2	$2	$2	$6
Research Market Neutral Fund	103	63	7	173
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2022 were as follows:

Opportunistic Equity Long/Short Fund	$414
Research Market Neutral Fund	51
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through October 31, 2022 the amount of these waivers were as follows:

Opportunistic Equity Long/Short Fund	$1
Research Market Neutral Fund	1
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board  designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

38	J.P. Morgan Specialty Funds	October 31, 2022

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended October 31, 2022, Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Opportunistic Equity Long/Short Fund	$3,691,442	$3,901,355	$3,641,372	$3,604,893
Research Market Neutral Fund	127,625	89,641	139,119	97,691
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund *	$323,867	$16,587	$21,883	$(5,296)
Research Market Neutral Fund *	42,881	20,435	11,302	9,133

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$45,818	$25,900	$71,718

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended October 31, 2021 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$17,977	$3,393	$21,370
Research Market Neutral Fund	1,657	6,527	8,184

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

October 31, 2022	J.P. Morgan Specialty Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
As of October 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$(36,767)	$(5,296)
Research Market Neutral Fund	(27,620)	9,092
The cumulative timing differences primarily consist of tax adjustments on certain investments, late year loss deferrals and wash sale loss deferrals.
At October 31, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
Short-Term
Opportunistic Equity Long/Short Fund	$36,767
Research Market Neutral Fund	27,620*

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2022, the following Fund deferred to November 1, 2022 late year ordinary losses of:
Late Year Ordinary Loss Deferral

Opportunistic Equity Long/Short Fund	$2,783
Research Market Neutral Fund	288
During the year ended October 31, 2022, the following Fund utilized capital loss carryforwards as follows:
Capital Loss Utilized
Short-Term
Research Market Neutral Fund	$1,595
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II ("JPM II") and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This

40	J.P. Morgan Specialty Funds	October 31, 2022

Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change  in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.
The Funds did not utilize the Credit Facility during the year ended October 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of October 31, 2022, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Opportunistic Equity Long/Short Fund	4	68.4%
Research Market Neutral Fund	4	58.1
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.
As of October 31, 2022, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private

October 31, 2022	J.P. Morgan Specialty Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

42	J.P. Morgan Specialty Funds	October 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes,and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 22, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

October 31, 2022	J.P. Morgan Specialty Funds	43

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	166	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	166	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	166	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	166
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	166	None

44	J.P. Morgan Specialty Funds	October 31, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	166	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	166
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	166
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	166	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	None

October 31, 2022	J.P. Morgan Specialty Funds	45

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	166
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	166	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	166	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (166 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

46	J.P. Morgan Specialty Funds	October 31, 2022

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

October 31, 2022	J.P. Morgan Specialty Funds	47

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

48	J.P. Morgan Specialty Funds	October 31, 2022

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

October 31, 2022	J.P. Morgan Specialty Funds	49

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2022, and continued to hold your shares at the end of the reporting period, October 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$933.90	$10.92	2.24%
Hypothetical	1,000.00	1,013.91	11.37	2.24
Class C
Actual	1,000.00	931.40	13.29	2.73
Hypothetical	1,000.00	1,011.44	13.84	2.73
Class I
Actual	1,000.00	934.80	9.66	1.98
Hypothetical	1,000.00	1,015.22	10.06	1.98
Class R6
Actual	1,000.00	936.00	8.44	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
JPMorgan Research Market Neutral Fund
Class A
Actual	1,000.00	1,000.80	12.76	2.53
Hypothetical	1,000.00	1,012.45	12.83	2.53
Class C
Actual	1,000.00	998.10	15.16	3.01
Hypothetical	1,000.00	1,010.03	15.25	3.01
Class I
Actual	1,000.00	1,002.30	11.15	2.21
Hypothetical	1,000.00	1,014.06	11.22	2.21

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50	J.P. Morgan Specialty Funds	October 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (money market and alternative products, equity, and fixed income) met regularly throughout the year and at each meeting considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering annual renewals for investment advisory agreements. The Board held meetings on June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreements for each Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser.  This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received, and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the
Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
 The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management each of the Funds, including personnel changes, if any;
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)
Information about the structure and distribution strategy for each Fund and how it fits with the Trusts’ other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;

51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
(vi)
 Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Funds;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody and fund accounting, and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the

52

Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable  one-, three- and five-year periods. The Trustees reviewed a description of Broadridge methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant, and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Opportunistic Equity Long/Short Fund’s performance for Class A shares was in the third, second and second quintiles of the Peer Group, and in the third, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class I shares was in the fourth, third and first quintiles of the Peer Group, and in the third, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, first and first quintiles of the Peer Group, and in the third, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Research Market Neutral Fund’s performance for Class A shares was in the third, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. Broadridge did not calculate quintile rankings for the Peer Group for Class A shares of this Fund due to the limited number of funds in the Peer Groups. The Trustees noted that the performance for

53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
Class I shares was in the fifth, second and first quintiles of the Peer Group, and in the third, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Opportunistic Equity Long/Short Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and third quintiles, respectively, of both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the fourth quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first and second quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Research Market Neutral Fund’s net advisory fee and actual total expenses for Class A shares were both in the first quintile of the Universe. Broadridge did not calculate quintile rankings for the Peer Group for Class A shares of this Fund due to the limited number of funds in the Peer Groups. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

54

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Long Term Capital Gain
The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2022:
Long-Term Capital Gain Distribution
JPMorgan Opportunistic Equity Long/Short Fund	$25,900

October 31, 2022	J.P. Morgan Specialty Funds	55

56

Rev. January 2011

FACT	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. October 2022.
AN-SPEC-1022

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial expert is Kathleen M. Gallagher. Ms. Gallagher is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2022 – $103,423

2021 – $238,801

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2022 – $23,754

2021 – $35,724

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2022 – $47,282

2021 – $63,749

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2022 and 2021, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2022 – Not applicable

2021 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2022 – 0.0%

2021 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable – Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2021 – $ 30.6 million

2020 – $ 30.1 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 29, 2022

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
December 29, 2022